            As filed with the U.S. Securities and Exchange Commission
                               on September 12, 2000

                        Securities Act File No. 33-47880
                    Investment Company Act File No. 811-6670

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                         Pre-Effective Amendment No.                         [ ]
                                                     ----

                       Post-Effective Amendment No. 22                       [X]
                                                    --

                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                   OF 1940                                   [X]

                              Amendment No. 23                               [X]
                        (Check appropriate box or boxes)

                     Credit Suisse Institutional Fund, Inc.
          (formerly known as Warburg, Pincus Institutional Fund, Inc.)
               ...................................................
               (Exact Name of Registrant as Specified in Charter)

   466 Lexington Avenue
   New York, New York                                         10017-3147
 .........................................................................
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 878-0600

                                Hal Liebes, Esq.
                     Credit Suisse Institutional Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3147
                     .......................................
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering:  September 18, 2000

It is proposed that this filing will become effective (check appropriate box):

         [X]      immediately upon filing pursuant to paragraph (b)


         [ ]      on [date] pursuant to paragraph (b)

         [ ]      60 days after filing pursuant to paragraph (a)(1)

         [ ]      on [date] pursuant to paragraph (a)(1)

         [ ]      75 days after filing pursuant to paragraph (a)(2)

         [ ]      on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.



                       ----------------------------------

                          CREDIT  ASSET
                          SUISSE  MANAGEMENT



                                   PROSPECTUS


                               September 12, 2000

                     CREDIT SUISSE INSTITUTIONAL FUND, INC.

                           - CASH RESERVE PORTFOLIO







As with all mutual funds, the Securities and Exchange Commission has not approved this portfolio, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

Credit Suisse Institutional Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS ...............................................................4
    Goal and Principal Strategies ........................................4
    Investor Profile .....................................................4
    A Word About Risk ....................................................5

INVESTOR EXPENSES ........................................................6
    Fees and Portfolio Expenses ..........................................6
    Example ..............................................................7

THE PORTFOLIO IN DETAIL ..................................................9
    The Management Firm ..................................................9
    Portfolio Information Key ............................................9
    Goal and Strategies .................................................10
    Portfolio Investments ...............................................10
    Risk Factors ........................................................10
    Portfolio Management ................................................11
    Investor Expenses ...................................................11

MORE ABOUT RISK .........................................................12
    Introduction ........................................................12
    Types of Investment Risk ............................................12
    Certain Investment Practices ........................................14

ABOUT YOUR ACCOUNT ......................................................16
    Share Valuation .....................................................16
    Account Statements ..................................................16
    Distributions .......................................................16
    Taxes ...............................................................17

BUYING SHARES ...........................................................18

SELLING SHARES ..........................................................20

OTHER POLICIES ..........................................................22

FOR MORE INFORMATION ............................................back cover

                                   KEY POINTS


                          GOAL AND PRINCIPAL STRATEGIES

---------------------------------------------------------------------------------------------------------
PORTFOLIO/RISK FACTORS    GOAL                              STRATEGIES
---------------------------------------------------------------------------------------------------------
CASH RESERVE PORTFOLIO   High current income                - Invests in high-quality money-
Risk factors:            consistent with liquidity and        market instruments:
  CREDIT RISK            stability of pricipal                - Obligations issued or guaranteed
  INCOME RISK                                                   by the U.S. government, its agencies
  INTEREST-RATE RISK                                            or instrumentalities
  MARKET RISK                                                 - bank and corporate debt obligations
  REGULATORY RISK                                           - Portfolio managers select investments
                                                              based on factors such as yield, maturity
                                                              and liquidity, within the context of their
                                                              interest-rate outlook
                                                            - Seeks to maintain a stable share
                                                              price of $1
---------------------------------------------------------------------------------------------------------

 -  INVESTOR PROFILE

    THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO:

 -  want to preserve the value of their investment

 - are seeking an investment for the money-market portion of an asset-allocation portfolio

 -  want easy access to their money though wire-redemption privileges

 - are investing emergency reserves or other money for which safety and accessibility are more important than total return

    IT MAY NOT BE APPROPRIATE IF YOU:

 -  want federal deposit insurance

 -  desire the higher income available from longer-term fixed-income funds

 -  are investing for capital appreciation

    You should base your selection of a portfolio on your own goals, risk preferences and time horizon.

--------------------------
-   A WORD ABOUT RISK
--------------------------

    All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

    Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.


    Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

    The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

INCOME RISK

    The portfolio's income level may decline because of falling interest rates and other market conditions. The portfolio's yield will vary from day to day, generally reflecting changes in overall short-term interest rates. This should be an advantage when interest rates are rising, but not when rates are falling.

INTEREST-RATE RISK

    Changes in interest rates may cause a decline in the market value of an investment. With fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.


    A sharp and unexpected rise in interest rates could cause the portfolio's share price to drop below $1. However, the relatively short maturity of securities held in money-market portfolios--a means of achieving an overall portfolio objective of principal safety--reduces their potential for price fluctuation.

MARKET RISK

    The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.


REGULATORY RISK


    Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer or market value of a portfolio security, or the portfolio's performance.

                                INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual portfolio operating expense figures are based on estimated expenses (before fee waivers and expense reimbursements) for the fiscal period ending October 31, 2000.


--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (paid directly from your investment)
--------------------------------------------------------------------------------
  Sales charge "load" on purchases                                      NONE
--------------------------------------------------------------------------------
  Deferred sales charge "load"                                          NONE
--------------------------------------------------------------------------------
  Sales charge "load" on reinvested distributions                       NONE
--------------------------------------------------------------------------------
  Redemption fees                                                       NONE
--------------------------------------------------------------------------------
  Exchange fees                                                         NONE
--------------------------------------------------------------------------------
  ANNUAL PORTFOLIO OPERATING EXPENSES
  (deducted from portfolio assets)
--------------------------------------------------------------------------------
  Management fee                                                        .10%
--------------------------------------------------------------------------------
  Distribution and service (12b-1) fee                                  NONE
--------------------------------------------------------------------------------
  Other expenses(1)                                                     .22%
--------------------------------------------------------------------------------
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES(2)                          .32%
--------------------------------------------------------------------------------

(1) Other expenses are based on estimated amounts to be charged in the current fiscal period.

(2) Portfolio service providers have voluntarily agreed to waive some of their fees and reimburse some expenses. These waivers and reimbursements are expected to reduce portfolio expenses as follows:

                    EXPENSES AFTER WAIVERS AND REIMBURSEMENTS


  Management fee                                                        .00%

  Distribution and service (12b-1) fee                                  NONE

  Other expenses                                                        .20%
                                                                        ----
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                             .20%

                                     EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.


Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

              ----------------------------------------------------
                     ONE YEAR                     THREE YEARS
              ----------------------------------------------------
                      $ 33                           $103
              ----------------------------------------------------

                       This page intentionally left blank

                             THE PORTFOLIO IN DETAIL


-------------------------------
-   THE MANAGEMENT FIRM
-------------------------------

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

-   Investment adviser for the portfolio


- Responsible for managing the portfolio's assets according to its goal and strategies

- A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

- Credit Suisse Asset Management companies manage approximately $70 billion in the U.S. and $205 billion globally

- Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

    For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this PROSPECTUS.

-------------------------------
-   PORTFOLIO INFORMATION KEY
-------------------------------

    A concise description of the portfolio begins on the next page. The description provides the following information:

GOAL AND STRATEGIES
    The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
    The primary types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS
    The major risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."


INVESTOR EXPENSES

    Expected expenses for the 2000 fiscal period. Actual expenses may be higher or lower.

- MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the portfolio. Expressed as a percentage of average net assets after waivers.

- OTHER EXPENSES Fees paid by the portfolio for items such as administration, transfer agency, custody, auditing, legal registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

---------------------------
-   GOAL AND STRATEGIES
---------------------------
    The Cash Reserve Portfolio seeks high current income consistent with liquidity and stability of principal. To pursue this goal, it invests in high-quality, U.S. dollar-denominated money-market instruments. The portfolio seeks to maintain a stable $1 share price.

    In selecting securities, the portfolio managers may examine the relationships among yields on various types and maturities of money-market securities in the context of their outlook for interest rates. For example, commercial paper often offers a yield advantage over Treasury bills. And if rates are expected to fall, longer maturities may be purchased to try to preserve the portfolio's income level. Conversely, shorter maturities may be favored if rates are expected to rise.

---------------------------
-   PORTFOLIO INVESTMENTS
---------------------------
    This portfolio invests in the following types of money-market instruments:
- Government securities, including U.S. Treasury bills and other obligations of the U.S. government, its agencies or instrumentalities
- U.S. and foreign bank obligations such as certificates of deposit, bankers' acceptances, time deposits, commercial paper and debt obligations
- commercial paper and notes of other corporate issuers, including variable-rate master demand notes and other variable-rate obligations
- repurchase agreements

   No more than 5% of assets may be invested in securities rated in the second-highest short-term rating category (or unrated equivalents). The rest of the portfolio's investments must be in the highest short-term rating category.

    The portfolio maintains an average maturity of 90 days or less, and only purchases securities that have (as determined under SEC rules) remaining maturities of 397 days or less. To a limited extent, the portfolio may also engage in other investment practices.

---------------------------
-   RISK FACTORS
---------------------------
    This portfolio's principal risk factors are:
-  credit risk
-  income risk
-  interest-rate risk
-  market risk
-  regulatory risk

    The portfolio's yield will vary with changes in interest rates. If interest rates fall, your dividend income will likely decline.

    Since it is managed to maintain a constant $1 share price, the portfolio should have little risk of principal loss. However, there is no assurance the portfolio will avoid principal losses in the rare event that portfolio holdings default or interest rates rise sharply in an unusually short period.

    These risks are discussed in "More About Risk." That section also details other investment practices the portfolio may use. Please read "More About Risk" carefully before you invest.

-------------------------------
-   PORTFOLIO MANAGEMENT
-------------------------------

    A portfolio management team at CSAM makes the portfolio's day-to-day investment decisions.

-------------------------------
-   INVESTOR EXPENSES
-------------------------------

    Expected expenses for the 2000 fiscal period:
    Management fee                  .00%
    All other expenses              .20%
                                    ----
    Total expenses                  .20%

                          MORE ABOUT RISK

-------------------------------
-   INTRODUCTION
-------------------------------


    A portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion on the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.


    The "Certain Investment Practices" table in this section takes a more detailed look at certain investment practices the portfolio may use. Some of these investment practices have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks.

-------------------------------
-   TYPES OF INVESTMENT RISK
-------------------------------

    The following risks are referred to throughout this PROSPECTUS.

    CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. An issuer's failure to make scheduled interest or principal payments to the portfolio could reduce the portfolio's income level and share price.


    EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

- HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

- SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

    EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

    INCOME RISK The portfolio's income level may decline because of falling interest rates.

    INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

    LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

    MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including stocks and bonds, and the mutual funds that invest in them.

    Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.


    POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.


    PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.


    VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for the portfolio security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

/X/   Permitted without limitation; does not indicate actual use
/20%/ ITALIC TYPE (E.G., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use
20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use
/ /   Permitted, but not expected to be used to a significant extent
--    Not permitted

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                   LIMIT
--------------------------------------------------------------------------------
EURODOLLAR AND YANKEE OBLIGATIONS U.S. dollar-denominated
certificates of deposit and other obligations issued or
backed by foreign and U.S. banks and other issuers. CREDIT,
INCOME, INTEREST RATE, MARKET, POLITICAL RISKS.                        /X/

--------------------------------------------------------------------------------

INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within he four highest grades (AAA/Aaa through BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. CREDIT, INTEREST-RATE, MARKET RISKS.               /X/

--------------------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough certificates and other senior classes of collateralized mortgage obligations
(CMOs), or other receivables. CREDIT, EXTENSION, INTEREST-RATE,
LIQUIDITY, PREPAYMENT RISKS.                                           /X/

--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS The purchase of a security with a
commitment to resell the security back to the counterparty at
the same price plus interest. CREDIT RISK.                             /X/

--------------------------------------------------------------------------------

RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities with restrictions on trading, or those not actively traded. May include
private placements. LIQUIDITY, MARKET, VALUATION RISKS.                10%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                   LIMIT
--------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
portfolio's assets in defensive investments when the
investment adviser believes that doing so would be in the
best interests of shareholders. Although intended to avoid
losses in unusual market, economic, political or other
conditions, defensive tactics might be inconsistent with
the portfolio's principal investment strategies and might
prevent the portfolio from achieving its goal.                         / /

--------------------------------------------------------------------------------

VARIABLE-RATE MASTER DEMAND NOTES Unsecured instruments that provide for periodic adjustments in their interest rate and
permit the indebtedness of the issuer to vary. CREDIT,
INTEREST-RATE, LIQUIDITY, MARKET RISKS.                                /X/

--------------------------------------------------------------------------------

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. LIQUIDITY, MARKET,
SPECULATIVE EXPOSURE RISKS.                                            25%

--------------------------------------------------------------------------------

ZERO-COUPON BONDS Debt securities that pay no cash income
to holders for either an initial period or until maturity and are issued at a discount from maturity value. At maturity,
return comes from the difference between purchase price and
maturity value. INTEREST-RATE, MARKET RISKS.                           /X/

--------------------------------------------------------------------------------

                               ABOUT YOUR ACCOUNT

--------------------------------------------------------------------------------
-   SHARE VALUATION
--------------------------------------------------------------------------------

    The price of your shares is also referred to as their net asset value (NAV).

    The NAV for the portfolio is determined at 12:00 noon and at the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. Eastern
Time) each day the NYSE is open for business. NAV is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding in the portfolio.


    The portfolio values its securities using amortized cost. This method values the portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of fluctuating interest rates.

--------------------------------------------------------------------------------
-   ACCOUNT STATEMENTS
--------------------------------------------------------------------------------

    In general, you will receive account statements as follows:

- after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)
-   after any changes of name or address of the registered owner(s)
-   otherwise, every calendar quarter

    You will receive annual and semiannual financial reports.

--------------------------------------------------------------------------------
-   DISTRIBUTIONS
--------------------------------------------------------------------------------

    As an investor in the portfolio, you will receive distributions.


    The portfolio may earn interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions. The portfolio usually does not make capital-gain distributions.


    The portfolio declares dividend distributions daily and pays them monthly. The portfolio typically distributes capital gains, if any, annually in December.


    Most investors have their distributions reinvested in additional shares of the portfolio. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

--------------------------------------------------------------------------------
-   TAXES
--------------------------------------------------------------------------------

    As with any investment, you should consider how your investment in the portfolio will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

    As long as the portfolio continues to meet the requirements for being a tax-qualified regulated investment company, the portfolio pays no federal income tax on the earnings it distributes to shareholders.


    Any time you sell or exchange shares, it is considered a taxable event for you. Because the portfolio seeks to maintain a stable $1 share price, you should not realize a taxable gain or loss when you sell shares.


    Distributions you receive from the portfolio, whether reinvested or taken in cash, are generally considered taxable. Distributions from the portfolio's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held portfolio shares. The portfolio does not expect to realize long-term capital gains or to make capital-gain distributions. The portfolio will mostly make dividend distributions from other sources (including short-term capital gains), which are generally taxed as ordinary income.



    The Form 1099 that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

    Depending on provisions in your state's tax law, the portion of the portfolio's income derived from "full faith and credit" U.S. Treasury obligations may be exempt from state and local taxes. The portfolio will indicate each year the portion of its income, if any, that may qualify for this exemption.

TAXES ON TRANSACTIONS

    Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                  BUYING SHARES

--------------------------------------------------------------------------------
-  OPENING AN ACCOUNT
--------------------------------------------------------------------------------

    Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

    If you need an application, call our Institutional Shareholder Service Center to receive one by mail or fax.

    You can make your initial investment by wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

--------------------------------------------------------------------------------
-   BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

    The Institutional Fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by 12 p.m. noon or by the close of the NYSE (usually 4 p.m. ET), your transaction will be priced at the NAV determined at 12 p.m. noon or at that day's closing NAV, respectively. If we receive a request after that time, it will be priced on the next business day at the NAV determined at 12 p.m. noon.


                                 MINIMUM INITIAL
                                   INVESTMENT

Cash Reserve Portfolio                $1,000,000

    The minimum initial investment for any group of related persons is an aggregate $4,000,000. Certain retirement plans for which recordkeeping is performed on an omnibus basis for multiple participants are not subject to investment minimums.

FINANCIAL-SERVICES FIRMS

    You may be able to buy and sell portfolio shares through financial-services firms such as banks, brokers and financial advisors. The portfolio may authorize these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the portfolio and will be priced at the next-computed NAV.


    Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the portfolio. Please read the firm's program materials for any special provisions or additional service features that may apply to your investment. Certain features of the portfolio, such as the minimum initial investment amount, may be modified.


--------------------------------------------------------------------------------
-   ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------

    You can add to your account in a variety of ways, as shown in the table.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------
- Call our Institutional               - Call our Institutional Shareholder
  Shareholder Service Center to          Service Center to request an
  request an exchange from another       exchange from another Credit
  Credit Suisse Institutional fund       Suisse Institutional fund or
  or portfolio. Be sure to read          portfolio.
  the current PROSPECTUS for the
  new fund or portfolio.               If you do not have telephone
                                       privileges, mail or fax a letter
If you do not have telephone           of instruction.
privileges, mail or fax a letter
of instruction.
--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------
- Complete and sign the NEW ACCOUNT    - Call our Institutional Shareholder
  APPLICATION.                           Service Center by 4 p.m. ET to
- Call our Institutional Shareholder     inform us of the incoming wire.
  Service Center and fax the signed      Please be sure to specify the
  NEW ACCOUNT APPLICATION by 4 p.m.      account registration, account
  ET.                                    number and the fund and portfolio
- Institutional Shareholder Services     name on your wire advice.
  will telephone you with your
  account number. Please be sure to    - Wire the money for receipt that
  specify the account, registration      day.
  account number and the fund and
  portfolio name on your wire
  advice.
- Wire your initial investment for
  receipt that day.
--------------------------------------------------------------------------------






                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                        MONDAY-FRIDAY, 8 A.M.-5 P.M. ET

                                 SELLING SHARES

--------------------------------------------------------------------------------
SELLING SOME OR ALL OF YOUR SHARES     CAN BE USED FOR
--------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------
Write us a letter of instruction       - Sales of any amount.
that includes:

- your name(s) and signature(s)
- the fund and portfolio name and
  account number
- the dollar amount you want to
  sell
- how to send the proceeds

Obtain a signature guarantee or
other documentation, if required
(see "Selling Shares in Writing").

Mail the materials to Credit
Suisse Institutional Fund, Inc.

If only a letter of instruction is
required, you can fax it to the
Institutional Shareholder Service
Center (unless signature guarantee
is required).
--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------
- Call our Institutional Shareholder   - Accounts with telephone privileges.
  Service Center to request an
  exchange into another Credit         If you do not have telephone privileges,
  Suisse Institutional fund or         mail or fax a letter of instruction to
  portfolio. Be sure to read the       exchange shares.
  current PROSPECTUS for the new
  fund or portfolio.
--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------
Call our Institutional Shareholder     - Accounts with telephone privileges.
Service Center to request a
redemption. You can receive the
proceeds as:
- a check mailed to the address of
  record
- a wire to your bank

See "By Wire" for details.
--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------
- Complete the "Wire Instructions"     - Requests by phone or mail.
  section of your NEW ACCOUNT
  APPLICATION.
- For federal-funds wires, proceeds
  will be wired on the next business
  day.
--------------------------------------------------------------------------------

                                 HOW TO REACH US
Institutional Shareholder Service Center

Toll Free: 800-222-8977
Fax: 212-370-9833

MAIL:
Credit Suisse Institutional Fund, Inc.
P.O. Box 9030
Boston, MA 02205-9030

OVERNIGHT/COURIER SERVICE:
Boston Financial
Attn: Credit Suisse Institutional
Fund, Inc.
66 Brooks Drive
Braintree, MA 02184


                               WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
Credit Suisse Institutional Fund, Inc.
[INSTITUTIONAL FUND PORTFOLIO NAME]
DDA# 9904-649-2
F/F/C: [ACCOUNT NUMBER AND REGISTRATION]

-------------------------------------------------------------------------------
-   SELLING SHARES IN WRITING
-------------------------------------------------------------------------------
Some circumstances require a written sell order, along with a signature guarantee. These include:

- accounts whose address of record has been changed within the past 30 days
- redemption in certain large accounts (other than by exchange)
- requests to send the proceeds to a different payee or address
- shares represented by certificates, which must be returned with your sell order

    A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

--------------------------------------------------------------------------------
-   RECENTLY PURCHASED SHARES
--------------------------------------------------------------------------------

    For portfolio shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the portfolio will delay payment of your cash redemption proceeds for 10 calendar days from the day of purchase. At any time during this period, you may exchange into another portfolio.


                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                         MONDAY-FRIDAY, 8 A.M.-5 P.M. ET

                                 OTHER POLICIES

--------------------------------------------------------------------------------
-   TRANSACTION DETAILS
--------------------------------------------------------------------------------

    You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed. You begin to earn dividend distributions the business day after your purchase order is executed. However, if we receive your purchase order and payment to purchase shares of the portfolio before 12 p.m.
(noon), you begin to earn dividend distributions on that day.


    Your purchase order will be canceled and you may be liable for losses of fees incurred by the portfolio if:

   - your investment check does not clear
   - you place a telephone order by 4 p.m. ET and we do not receive your wire that day

    If you wire money without first calling our Institutional Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until 12:00 noon. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers

    While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

    Uncashed redemption or distribution checks do not earn interest.

--------------------------------------------------------------------------------
-   ACCOUNT CHANGES
--------------------------------------------------------------------------------

    Call our Institutional Shareholder Service Center to update your account records whenever you change your address. Institutional Shareholder Services can also help you change your account information or privileges.

--------------------------------------------------------------------------------
-   SPECIAL SITUATIONS
--------------------------------------------------------------------------------

    The Institutional Fund reserves the right to:

   - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading
   - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions
   - change minimum investment amounts after 15 days' notice to current investors of any increases
   - charge a wire-redemption fee
   - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations
   - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)
   - modify or waive its minimum investment requirements for employees and clients of its adviser and the adviser's affiliates

   - stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)


                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                        MONDAY-FRIDAY, 8 A.M.-5 P.M. ET

                              FOR MORE INFORMATION


    More information about the portfolio is available free upon request, including the following:

---------------------------
    ANNUAL/SEMIANNUAL
    REPORTS TO SHAREHOLDERS
---------------------------

    Includes financial statements, portfolio investments and detailed performance information.

    The ANNUAL REPORT also contains a letter from the portfolio manager discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

---------------------------
    OTHER INFORMATION
---------------------------

    A current STATEMENT OF ADDITIONAL INFORMATION (SAI), which provides more details about the portfolio, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

    You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

    Please contact Credit Suisse Institutional Fund, Inc. to obtain, without charge, the SAI and ANNUAL and SEMIANNUAL REPORTS and to make shareholder inquiries:

BY TELEPHONE:
    800-222-8977

BY MAIL:
    Credit Suisse Institutional Fund, Inc.
    P.O. Box 9030
    Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
    Boston Financial
    Attn: Credit Suisse Institutional
          Fund, Inc.
    66 Brooks Drive
    Braintree, MA 02184








SEC FILE NUMBER:
Credit Suisse Institutional Fund, Inc.                          811-6670





                      P.O. BOX 9030, BOSTON, MA 02205-9030
                                  800-222-8977

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR        CSCRV-1-0900

                              CREDIT     ASSET
                              SUISSE     MANAGEMENT


                                   PROSPECTUS

                               September 12, 2000





                     CREDIT SUISSE INSTITUTIONAL FUND, INC.

                            - HIGH YIELD PORTFOLIO






As with all mutual funds, the Securities and Exchange Commission has not approved this portfolio, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

Credit Suisse Institutional Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS


KEY POINTS................................................................4
    Goal and Principal Strategies.........................................4
    Investor Profile......................................................4
    A Word About Risk.....................................................5
INVESTOR EXPENSES.........................................................6
    Fees and Portfolio Expenses...........................................6
    Example...............................................................7
THE PORTFOLIO IN DETAIL...................................................9
    The Management Firm...................................................9
    Portfolio Information Key.............................................9
    Goal and Strategies..................................................10
    Portfolio Investments................................................10
    Risk Factors.........................................................10
    Portfolio Management.................................................11
    Investor Expenses....................................................11
MORE ABOUT RISK..........................................................12
    Introduction.........................................................12
    Types of Investment Risk.............................................12
    Certain Investment Practices.........................................15
MEET THE MANAGERS........................................................18
ABOUT YOUR ACCOUNT.......................................................20
    Share Valuation......................................................20
    Account Statements...................................................20
    Distributions........................................................20
    Taxes................................................................21
BUYING SHARES............................................................22
SELLING SHARES...........................................................24
OTHER POLICIES...........................................................26
FOR MORE INFORMATION.............................................back cover

                                   KEY POINTS


                          GOAL AND PRINCIPAL STRATEGIES


-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO/RISK FACTORS              GOAL                     STRATEGIES
-----------------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                High total return        -    Invests primarily in high-yield, high-risk
Risk factors:                                                     fixed-income securities (junk bonds)
 CREDIT RISK                                                 -    Typically maintains a weighted-average
 INTEREST-RATE RISK                                               portfolio maturity of between five and
 MARKET RISK                                                      15 years
 NON-DIVERSIFIED STATUS                                      -    Emphasizes top-down analysis of
                                                                  market sectors and themes
                                                             -    Seeks to allocate risk by investing
                                                                  among a variety of industry sectors
-----------------------------------------------------------------------------------------------------------------------


INVESTOR PROFILE

     THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO:

-    are seeking investment income

-    want to diversify their portfolios with fixed-income funds

-    are willing to accept risk and volatility

     IT MAY NOT BE APPROPRIATE IF YOU:

-    are investing for maximum return over a long time horizon

-    require stability of your principal

     You should base your selection of a portfolio on your own goals, risk preferences and time horizon.

     BECAUSE THE HIGH YIELD PORTFOLIO INVOLVES A HIGHER LEVEL OF RISK, YOU SHOULD CONSIDER IT ONLY FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO. INVESTMENTS IN JUNK BONDS INVOLVE GREATER CREDIT, INTEREST-RATE AND MARKET RISKS THAN INVESTMENTS IN HIGHER QUALITY SECURITIES. THE HIGH YIELD PORTFOLIO MAY NOT BE APPROPRIATE FOR EVERYONE.

A WORD ABOUT RISK

     All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

     Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.


     Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

     The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.


INTEREST-RATE RISK


     Changes in interest rates may cause a decline in the market value of an investment. With fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

MARKET RISK

     The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

     Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

NON-DIVERSIFIED STATUS

     Compared to a diversified mutual fund, a non-diversified portfolio may invest a greater proportion of its assets in the securities of fewer companies. As a result, the portfolio may be subject to greater volatility with respect to their respective portfolio securities than a mutual fund that is more broadly diversified.

                                INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual portfolio operating expense figures are based on estimated expenses (before fee waivers and expense reimbursements) for the fiscal period ending October 31, 2000.


------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(paid directly from your investment)
------------------------------------------------------------------------------------------------
Sales charge "load" on purchases                                        NONE
------------------------------------------------------------------------------------------------
Deferred sales charge "load"                                            NONE
------------------------------------------------------------------------------------------------
Sales charge "load" on reinvested distributions                         NONE
------------------------------------------------------------------------------------------------
Redemption fees                                                         NONE
------------------------------------------------------------------------------------------------
Exchange fees                                                           NONE
------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(deducted from portfolio assets)
------------------------------------------------------------------------------------------------
Management fee                                                          .70%
------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fee                                    NONE
------------------------------------------------------------------------------------------------
Other expenses(1)                                                       .39%
------------------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES(2)                           1.09%
------------------------------------------------------------------------------------------------

(1) Other expenses are based on estimated amounts to be charged in the current fiscal period.
(2) Portfolio service providers have voluntarily agreed to waive some of their fees and reimburse some expenses. These waivers and reimbursements are expected to reduce portfolio expenses as follows:

                   EXPENSES AFTER WAIVERS AND REIMBURSEMENTS


Management fee                                                            .31%

Distribution and service (12b-1) fee                                     NONE

Other expenses                                                            .39%
                                                                          ----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                                 .70%

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.


Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:



              ----------------------------------------------------
                         ONE YEAR            THREE YEARS
              ----------------------------------------------------
                          $111                  $347
              ----------------------------------------------------

                       This page intentionally left blank

                             THE PORTFOLIO IN DETAIL


THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

-    Investment adviser for the portfolio


- Responsible for managing the portfolio's assets according to its goal and strategies

- A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

- Credit Suisse Asset Management companies manage approximately $70 billion in the U.S. and $205 billion globally

- Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

     For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this PROSPECTUS.

PORTFOLIO INFORMATION KEY

    A concise description of the portfolio begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

    The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

     The primary types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

     The major risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

     The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

INVESTOR EXPENSES

     Expected expenses for the 2000 fiscal period. Actual expenses may be higher or lower.

- MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the portfolio. Expressed as a percentage of average net assets after waivers.

- OTHER EXPENSES Fees paid by the portfolio for items such as but not limited to administration, transfer agency, custody, auditing, legal registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

GOAL AND STRATEGIES

     The High Yield Portfolio seeks high total return. To pursue this goal, it invests primarily in fixed-income securities rated below investment grade by primary ratings services such as Standard & Poor's Ratings Services and Moody's Investors Service. These high-yield, high-risk securities are commonly known as "junk bonds."


     In choosing investments for the portfolio, the portfolio managers utilize a top-down approach which consists of the following:


- analysis of industry sectors and themes to determine which sectors may benefit from current and future changes in the economy


-    allocation of risk by investing among a variety of industry sectors


- analysis of the financial condition of issuers (including debt/equity ratios), as well as features of the securities themselves

PORTFOLIO INVESTMENTS

     Under normal market conditions, this portfolio invests at least 65% of assets in high-yield, high-risk fixed-income securities issued by U.S. and foreign corporations, governments and agencies.

     The portfolio may invest:

-    without limit in junk bonds, including their unrated equivalents

- up to 35% of assets in equity and equity-related securities, including preferred stocks, securities convertible into equity securities, warrants, rights and options

     To a limited extent, the portfolio may also engage in other investment practices.

RISK FACTORS

     This portfolio's principal risk factors are:

-    credit risk

-    interest-rate risk

-    market risk

-    non-diversified risk

     The value of your investment will vary with changes in interest rates and other factors. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. You should expect greater fluctuations in share price, yield and total return compared with less aggressive bond funds. These fluctuations, whether positive or negative, may be sharp and unanticipated. Like equity markets, junk-bond markets may react strongly to adverse news about an issuer or the economy, or to the expectation of adverse news.

     Junk bonds generally provide higher yields than higher-rated debt securities of similar maturity, but are subject to greater credit, liquidity and valuation risks. These risks are defined in "More About Risk."

     Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bond, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of payment owed to it.

     Because investing in junk bonds involves greater investment risk, achieving the portfolio's investment objective will depend more on the portfolio managers' analysis than would be the case if the portfolio were investing in higher-quality bonds.

     Although the portfolio managers intend to diversify the portfolio's investments, the portfolio's non-diversified status allows it to invest a greater share of its assets in the securities of fewer companies.
Non-diversification might cause the portfolio to be more volatile than a diversified fund.

     To the extent that the portfolio invests in foreign securities and securities of start-up and other small companies, it takes on further risks that could hurt its performance. "More About Risk" details these and certain other investment practices the portfolio may use. Please read that section carefully before you invest.

PORTFOLIO MANAGEMENT

     Richard Lindquist, Phillip Schantz, Misia Dudley, John Tobin and Mary Ann Thomas manage the portfolio's investment portfolio. You can find out more about them in "Meet the Managers."

INVESTOR EXPENSES

     Expected expenses for the 2000 fiscal period:

    Management fee                 .31%
    All other expenses             .39%
                                   ----
    Total expenses                 .70%

                                 MORE ABOUT RISK

INTRODUCTION

     A portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion on the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.


     The "Certain Investment Practices" table in this section takes a more detailed look at certain investment practices the portfolio may use. Some of these investment practices have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks.

TYPES OF INVESTMENT RISK

     The following risks are referred to throughout this PROSPECTUS.

     ACCESS RISK Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

     CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

     CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. An issuer's failure to make scheduled interest or principal payments to the portfolio could reduce the portfolio's income level and share price.

     CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

     EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

- HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

- SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

     EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

     INCOME RISK The portfolio's income level may decline because of falling interest rates.

     INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

     INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

     LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

     MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

     Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

     OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.


     POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.


     PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.


     VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for the portfolio security.

                       This page intentionally left blank

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.
KEY TO TABLE:

/ X /  Permitted without limitation; does not indicate actual use

/20%/ ITALIC TYPE (E.G., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

 20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

/   /  Permitted, but not expected to be used to a significant extent

--   Not permitted


--------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                                 LIMIT
--------------------------------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet redemptions or for
other temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.                                   33 1/3%
--------------------------------------------------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, future or forwards, intended to manage portfolio exposure to currency risk or to enhance total return.
Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.(1)
CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE, LIQUIDITY, POLITICAL,
SPECULATIVE EXPOSURE, VALUATION RISKS.                                                                / /
--------------------------------------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject a portfolio to increased volatility or substantial declines in value.
Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a portfolio to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, MARKET, OPERATIONAL, POLITICAL, VALUATION RISKS.                                           / /
--------------------------------------------------------------------------------------------------------------
EQUITY AND EQUITY-RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative
company or industry events. LIQUIDITY, MARKET, VALUATION RISKS.                                       / /
--------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May include depositary
receipts. CURRENCY, INFORMATION, LIQUIDITY, MARKET, POLITICAL, VALUATION RISKS.                       / /
--------------------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable a portfolio to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the portfolio (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) CORRELATION, CURRENCY, HEDGED EXPOSURE, INTEREST-RATE,
MARKET, SPECULATIVE EXPOSURE RISKS.(2)                                                                / /
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                                 LIMIT
--------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities backed by pools of mortgages, including passthrough certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. CREDIT,
EXTENSION, INTEREST-RATE, LIQUIDITY, PREPAYMENT RISKS.                                                / /
--------------------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and convertible securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds. CREDIT, INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET,
VALUATION RISKS.                                                                                      /X/
--------------------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities with restrictions on trading, or those not actively traded. May include private placements.
LIQUIDITY, MARKET, VALUATION RISKS.                                                                   /15%/
--------------------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a portfolio receives cash, U.S. government securities or bank letters of credit as
collateral. CREDIT, LIQUIDITY, MARKET, OPERATIONAL RISKS.                                           33 1/3%
--------------------------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than three
years. INFORMATION, LIQUIDITY, MARKET, VALUATION RISKS.                                                 /5%/
--------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow a portfolio to gain access to the performance of a benchmark asset (such as an index or selected stocks) that may be more attractive or accessible than the portfolio's direct investment. CREDIT, CURRENCY, INFORMATION, INTEREST-RATE,
LIQUIDITY, MARKET, POLITICAL, SPECULATIVE EXPOSURE, VALUATION RISKS.                                    / /
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                                 LIMIT
--------------------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a portfolio's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with a portfolio's principal investment strategies and might
prevent a portfolio from achieving its goal.                                                          / /
--------------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before
delivery. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                               /25%/
--------------------------------------------------------------------------------------------------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders for either an initial period or until maturity and are issued at a discount from maturity value. At maturity, return comes from the difference between purchase price and
maturity value. INTEREST-RATE, MARKET RISKS.                                                          / /
--------------------------------------------------------------------------------------------------------------


(1) The portfolio is not obligated to pursue any hedging strategy and does not represent that these techniques are available now or will be available at any time in the future.


(2) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

The day-to-day portfolio management of the High Yield Portfolio is the responsibility of the Credit Suisse Asset Management High Yield Management Team. The team consists of the following individuals:


                                    [PHOTO]
                               RICHARD LINDQUIST
                               MANAGING DIRECTOR

-    Team member since 1989

- Joined CSAM in 1995 as a result of CSAM's acquisition of CS First Boston Investment Corp.

-    With First Boston since 1989

                                     [PHOTO]
                                  MISIA DUDLEY
                                    DIRECTOR

-    Team member since 1989

- Joined CSAM in 1995 as a result of CSAM's acquisition of CS First Boston Investment Corp.

-    With First Boston since 1989

                                    [PHOTO]
                                PHILLIP SCHANTZ
                                    DIRECTOR

-    Team member since March 2000

- Senior vice president and high yield bond analyst at Prudential Securities, 1995 to 2000

                                    [PHOTO]
                                MARY ANN THOMAS
                                    DIRECTOR

-    Team member since 1997

-    With CSAM since 1997

- Vice President and high yield bond analyst at Prudential Insurance Company of America, 1994 to 1997

                                     [PHOTO]
                                   JOHN TOBIN
                                    DIRECTOR


-    Team member since 1990


- Joined CSAM in 1995 as a result of CSAM's acquisition of CS First Boston Investment Corp.


-    With First Boston since 1990

                               ABOUT YOUR ACCOUNT

SHARE VALUATION

     The price of your shares is also referred to as their net asset value
(NAV).

     The NAV for the portfolio is determined at the close of regular trading on the NYSE each day the NYSE is open for business. NAV is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding in the portfolio.


     The portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

ACCOUNT STATEMENTS

     In general, you will receive account statements as follows:

- after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

-    after any changes of name or address of the registered owner(s)

-    otherwise, every calendar quarter

     You will receive annual and semiannual financial reports.

DISTRIBUTIONS

     As an investor in the portfolio, you will receive distributions.


     The portfolio may earn dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.


     The portfolio declares and pays dividends distributions quarterly. The portfolio typically distributes capital gains annually in December.

     Most investors have their distributions reinvested in additional shares of the same portfolio. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

TAXES

     As with any investment, you should consider how your investment in the portfolio will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

     As long as the portfolio continues to meet the requirements for being a tax-qualified regulated investment company, the portfolio pays no federal income tax on the earnings it distributes to shareholders.


     Distributions you receive from the portfolio, whether reinvested or taken in cash, are generally considered taxable. Distributions from the portfolio's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held portfolio shares. The portfolio will mostly make dividend distributions from other sources (including short-term capital gains), which are generally taxed as ordinary income.

     If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

     The Form 1099 that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS

     Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                 BUYING SHARES

OPENING AN ACCOUNT

     Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

     If you need an application, call our Institutional Shareholder Service Center to receive one by mail or fax.

     You can make your initial investment by wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

BUYING AND SELLING SHARES

     The Institutional Fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE, your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.


-------------------------------------
            MINIMUM INITIAL
               INVESTMENT
High Yield Portfolio       $3,000,000
-------------------------------------


-------------------------------------
           MINIMUM SUBSEQUENT
               INVESTMENT
High Yield Portfolio       $100,000
-------------------------------------

     The minimum initial investment for any group of related persons is an aggregate $4,000,000. Certain retirement plans for which recordkeeping is performed on an omnibus basis for multiple participants are not subject to investment minimums.

FINANCIAL-SERVICES FIRMS

     You may be able to buy and sell portfolio shares through financial-services firms such as banks, brokers and financial advisors. The portfolio may authorize these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the portfolio and will be priced at the next-computed NAV.


     Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the portfolio. Please read the firm's program materials for any special provisions or additional service features that may apply to your investment. Certain features of the portfolio, such as the minimum initial or subsequent investment amounts, may be modified.

ADDING TO AN ACCOUNT

     You can add to your account in a variety of ways, as shown in the table.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT
--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------
- Call our Institutional Shareholder Service Center to request an exchange from another Credit Suisse Institutional fund or portfolio. Be sure to read the current PROSPECTUS for the new fund or portfolio.

If you do not have telephone privileges, mail or fax a letter of instruction.
--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------
-    Complete and sign the NEW ACCOUNT APPLICATION.

- Call our Institutional Shareholder Service Center and fax the signed NEW ACCOUNT APPLICATION by 4 p.m. ET.

- Institutional Shareholder Services will telephone you with your account number. Please be sure to specify the account, registration account number and the fund and portfolio name on your wire advice.

-    Wire your initial investment for receipt that day.
--------------------------------------------------------------------------------
ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------
- Call our Institutional Shareholder Service Center to request an exchange from another Credit Suisse Institutional fund or portfolio.

If you do not have telephone privileges, mail or fax a letter of instruction.
--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------
- Call our Institutional Shareholder Service Center by 4 p.m. ET to inform us of the incoming wire. Please be sure to specify the account registration, account number and the fund and portfolio name on your wire advice.

-    Wire the money for receipt that day.
--------------------------------------------------------------------------------







                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                         MONDAY-FRIDAY, 8 A.M.-5 P.M. ET

                                 SELLING SHARES

SELLING SOME OR ALL OF YOUR SHARES
--------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------
Write us a letter of instruction that includes:

-   your name(s) and signature(s)

-   the fund and portfolio name and account number

-   the dollar amount you want to sell

-   how to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Selling Shares in Writing").

Mail the materials to Credit Suisse Institutional Fund, Inc.

If only a letter of instruction is required, you can fax it to the Institutional Shareholder Service Center (unless signature guarantee is required).
--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------
- Call our Institutional Shareholder Service Center to request an exchange into another Credit Suisse Institutional fund or portfolio. Be sure to read the current PROSPECTUS for the new fund or portfolio.
--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------
Call our Institutional Shareholder Service Center to request a redemption. You can receive the proceeds as:

-    a check mailed to the address of record

-    a wire to your bank

See "By Wire" for details.
--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------
-    Complete the "Wire Instructions" section of your NEW ACCOUNT APPLICATION.

-    For federal-funds wires, proceeds will be wired on the next business day.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAN BE USED FOR
--------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------
-    Sales of any amount.
--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------
-    Accounts with telephone privileges.

If you do not have telephone privileges, mail or fax a letter of instruction to exchange shares.
--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------
-    Accounts with telephone privileges.
--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------
    Requests by phone or mail.
--------------------------------------------------------------------------------

           HOW TO REACH US

Institutional Shareholder Service Center

Toll Free: 800-222-8977
Fax: 212-370-9833

MAIL:
Credit Suisse Institutional Fund, Inc.
P.O. Box 9030
Boston, MA 02205-9030


OVERNIGHT/COURIER SERVICE:
Boston Financial
Attn: Credit Suisse Institutional
Fund, Inc.
66 Brooks Drive
Braintree, MA 02184



           WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
Credit Suisse Institutional Fund, Inc.
[INSTITUTIONAL FUND PORTFOLIO NAME]
DDA# 9904-649-2
F/F/C: [ACCOUNT NUMBER AND REGISTRATION]

SELLING SHARES IN WRITING

     Some circumstances require a written sell order, along with a signature guarantee. These include:

-    accounts whose address of record has been changed within the past 30 days

-    redemption in certain large accounts (other than by exchange)

-    requests to send the proceeds to a different payee or address

- shares represented by certificates, which must be returned with your sell order

     A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

RECENTLY PURCHASED SHARES

     For portfolio shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the portfolio will delay payment of your cash redemption proceeds for 10 calendar days from the day of purchase. At any time during this period, you may exchange into another portfolio.




                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                         MONDAY-FRIDAY, 8 A.M.-5 P.M. ET

                                 OTHER POLICIES

TRANSACTION DETAILS

     You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed. You begin to earn dividend distributions the business day after your purchase order is executed.


     Your purchase order will be canceled and you may be liable for losses of fees incurred by the portfolio if:

-    your investment check does not clear

- you place a telephone order by 4 p.m. ET and we do not receive your wire that day

     If you wire money without first calling our Institutional Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers

     While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

     Uncashed redemption or distribution checks do not earn interest.

ACCOUNT CHANGES

     Call our Institutional Shareholder Service Center to update your account records whenever you change your address. Institutional Shareholder Services can also help you change your account information or privileges.

SPECIAL SITUATIONS

     The Institutional Fund reserves the right to:

- refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

- change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

- change minimum investment amounts after 15 days' notice to current investors of any increases

-    charge a wire-redemption fee

- make a "redemption in kind"-- payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

- suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

- modify or waive its minimum investment requirements for employees and clients of its adviser and the adviser's affiliates

- stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)




                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                         MONDAY-FRIDAY, 8 A.M.-5 P.M. ET

                              FOR MORE INFORMATION

     More information about the portfolio is available free upon request, including the following:

ANNUAL/SEMIANNUAL
REPORTS TO SHAREHOLDERS

     Includes financial statements, portfolio investments and detailed performance information.

     The ANNUAL REPORT also contains a letter from the portfolio manager discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

OTHER INFORMATION

     A current STATEMENT OF ADDITIONAL INFORMATION (SAI), which provides more details about the portfolio, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

     You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

     Please contact Credit Suisse Institutional Fund, Inc. to obtain, without charge, the SAI and ANNUAL and SEMIANNUAL REPORTS and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY MAIL:
   Credit Suisse Institutional Fund, Inc.
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial
   Attn: Credit Suisse Institutional
         Fund, Inc.
   66 Brooks Drive
   Braintree, MA 02184



SEC FILE NUMBER:
Credit Suisse Institutional Fund, Inc.    811-6670




                      P.O. BOX 9030, BOSTON, MA 02205-9030
                                  800-222-8977


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR        CSHYD-1-09OO

--------------------------------------------------------------------------------

                                  CREDIT  ASSET
                                  SUISSE  MANAGEMENT




                                   PROSPECTUS



                               September 12, 2000



       CREDIT SUISSE INSTITUTIONAL FUND, INC.

              - GLOBAL TELECOMMUNICATIONS PORTFOLIO

              - LONG-SHORT MARKET NEUTRAL PORTFOLIO

              - MAJOR FOREIGN MARKETS PORTFOLIO




As with all mutual funds, the Securities and Exchange Commission has not approved these portfolios, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.




Credit Suisse Institutional Funds are advised by Credit Suisse Asset Management, LLC.



--------------------------------------------------------------------------------

                                    CONTENTS



KEY POINTS ...............................................................4
    Goal and Principal Strategies ........................................4
    Investor Profile .....................................................4
    A Word About Risk ....................................................6
INVESTOR EXPENSES ........................................................8
    Fees and Portfolio Expenses ..........................................8
    Example ..............................................................9
THE PORTFOLIOS IN DETAIL ................................................10
    The Management Firms ................................................10
    Portfolio Information Key ...........................................11
GLOBAL TELECOMMUNICATIONS PORTFOLIO .....................................12
LONG-SHORT MARKET NEUTRAL PORTFOLIO .....................................14
MAJOR FOREIGN MARKETS PORTFOLIO .........................................16
MORE ABOUT RISK .........................................................18
    Introduction ........................................................18
    Types of Investment Risk ............................................18
    Certain Investment Practices ........................................20
MEET THE MANAGERS .......................................................24
ABOUT YOUR ACCOUNT ......................................................28
    Share Valuation .....................................................28
    Account Statements ..................................................28
    Distributions .......................................................28
    Taxes ...............................................................29
BUYING SHARES ...........................................................30
SELLING SHARES ..........................................................32
OTHER POLICIES ..........................................................34
FOR MORE INFORMATION ............................................back cover

                                   KEY POINTS


                         GOALS AND PRINCIPAL STRATEGIES

-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO/RISK FACTORS       GOAL                                          STRATEGIES
-------------------------------------------------------------------------------------------------------------------------
GLOBAL                       Long-term capital appreciation                - Concentrates its investments in equity
TELECOMMUNICATIONS                                                           securities of U.S. and foreign
PORTFOLIO                                                                    telecommunications companies
  Risk factors:                                                            - May invest in companies of all sizes
   FOREIGN SECURITIES
   MARKET RISK
   NON-DIVERSIFIED STATUS
   REGULATORY RISK
   SECTOR CONCENTRATION
-------------------------------------------------------------------------------------------------------------------------
MAJOR FOREIGN                Long-term capital appreciation                - Invests in foreign equity securities
MARKETS PORTFOLIO                                                          - Focuses on the world's major non-U.S.
Risk factors:                                                                securities markets
   FOREIGN SECURITIES                                                      - Limited emerging-markets investments
   MARKET RISK                                                             - Favors stocks with discounted
                                                                             valuations, using a value-based, bottom-
                                                                             up investment approach
-------------------------------------------------------------------------------------------------------------------------


- INVESTOR PROFILE

       THESE PORTFOLIOS ARE DESIGNED FOR INVESTORS WHO:

     - have longer time horizons
     - are willing to assume the risk of losing money in exchange for attractive potential long-term returns
     - are looking for capital appreciation
     - want to diversify their portfolios internationally

       THEY MAY NOT BE APPROPRIATE IF YOU:

    -  are investing for a shorter time horizon
    - are uncomfortable with an investment that has a higher degree of volatility
    -  want to limit your exposure to foreign securities
    -  are looking for income

       You should base your selection of a portfolio on your own goals, risk preferences and time horizon.

                         GOALS AND PRINCIPAL STRATEGIES

----------------------------------------------------------------------------------------------------------------
PORTFOLIO/RISK FACTORS         GOAL                               STRATEGIES
----------------------------------------------------------------------------------------------------------------
LONG-SHORT MARKET              Long-term capital appreciation     - Seeks a total return greater than the
NEUTRAL PORTFOLIO              while minimizing exposure to         return of the Salomon Smith Barney
Risk factors:                  general equity market risk           1-Month Treasury Bill Index-TM-
   MARKET RISK                                                    - Takes long positions in stocks that the
   NON-DIVERSIFIED STATUS                                           manager has identified as attractive
   SHORT POSITIONS                                                - Takes short positions in stocks that the
                                                                    manager has identified as unattractive
                                                                  - Seeks minimal net exposure to the
                                                                    general U.S. equity market and low to
                                                                    neutral exposure to any particular
                                                                    industry or specific capitalization range

----------------------------------------------------------------------------------------------------------------


- INVESTOR PROFILE
       THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO:

     - are investing for long-term goals

     - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

     - are investing for capital appreciation

       IT MAY NOT BE APPROPRIATE IF YOU:

     - are investing for a shorter time horizon

     - are uncomfortable with an investment that will fluctuate in value

     - are looking for income

       You should base your selection of a portfolio on your own goals, risk preferences and time horizon.

- A WORD ABOUT RISK

       All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

       Principal risk factors for the portfolios are discussed below. Before you invest, please make sure you understand the risks that apply to your portfolio. As with any mutual fund, you could lose money over any period of time.

       Investments in the portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


FOREIGN SECURITIES
GLOBAL TELECOMMUNICATIONS PORTFOLIO,
MAJOR FOREIGN MARKETS PORTFOLIO

       A portfolio that invests in foreign securities carries additional risks that include:

- CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Each of the portfolios may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

- INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

- POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

MARKET RISK
ALL PORTFOLIOS
       The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

NON-DIVERSIFIED STATUS
GLOBAL TELECOMMUNICATIONS PORTFOLIO,
LONG-SHORT MARKET NEUTRAL PORTFOLIO

       Compared to a diversified mutual fund, a non-diversified portfolio may invest a greater proportion of its assets in the securities of fewer companies. As a result, the portfolio may be subject to greater volatility with respect to their respective portfolio securities than a mutual fund that is more broadly diversified.

REGULATORY RISK
GLOBAL TELECOMMUNICATIONS PORTFOLIO

       Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer or market value of a portfolio security, or the portfolio's performance.

SECTOR CONCENTRATION
GLOBAL TELECOMMUNICATIONS PORTFOLIO

       A portfolio that invests more than 25% of its net assets in a group of related industries (market sector) is subject to increased risk.

- A portfolio's performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market.

- Financial, economic, business, political and other developments affecting the sector will have a greater effect on the portfolio.


SHORT POSITIONS
LONG-SHORT MARKET NEUTRAL PORTFOLIO

       The portfolio takes short positions by selling borrowed securities that it does not currently own, with the intention of repurchasing them later for a profit on the expectation that the market price will drop.

       Because they expose the portfolio to risks associated with securities it does not own, short positions involve speculative exposure risk. As a result, if the portfolio takes short positions in stocks that increase in value, then it will be likely to underperform similar stock mutual funds that do not take short positions. In addition, short positions typically involve increased liquidity risk and transaction costs.

                                INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual portfolio operating expense figures are based on estimated expenses (before fee waivers and expense reimbursements) for the fiscal period ending October 31, 2000.


------------------------------------------------------------------------------------------
                                                      GLOBAL
                                                       TELE-      LONG-SHORT     MAJOR
                                                      COMMUNI-      MARKET      FOREIGN
                                                      CATIONS       NEUTRAL     MARKETS
                                                     PORTFOLIO     PORTFOLIO   PORTFOLIO
------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (paid directly from your investment)
------------------------------------------------------------------------------------------
  Sales charge "load" on purchases                      NONE         NONE        NONE
------------------------------------------------------------------------------------------
  Deferred sales charge "load"                          NONE         NONE        NONE
------------------------------------------------------------------------------------------
  Sales charge "load" on reinvested distributions       NONE         NONE        NONE
------------------------------------------------------------------------------------------
  Redemption fees                                       NONE         NONE        NONE
------------------------------------------------------------------------------------------
  Exchange fees                                         NONE         NONE        NONE
------------------------------------------------------------------------------------------
  ANNUAL PORTFOLIO OPERATING EXPENSES
  (deducted from portfolio assets)
------------------------------------------------------------------------------------------
  Management fee                                        1.00%        1.50%(2)     .60%
------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fee                  NONE         NONE        NONE
------------------------------------------------------------------------------------------
  Other expenses(1)                                      .71%        3.30%        .55%
------------------------------------------------------------------------------------------
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES(3)          1.71%        4.80%       1.15%
------------------------------------------------------------------------------------------

(1) Other expenses are based on estimated amounts to be charged in the current fiscal period.

(2) The basic management fee is 1.50%. The management fee of the portfolio may be increased or decreased pursuant to the application of an adjustment formula based upon the portfolio's investment performance as compared to the Salomon Smith Barney 1-Month U.S. Treasury Bill Index-TM-. The management fee, as adjusted, may range from 1.00% to 2.00%.

(3) Portfolio service providers have voluntarily agreed to waive some of their fees and reimburse some expenses. These waivers and reimbursements are expected to reduce portfolio expenses as follows:

------------------------------------------------------------------------------------------
                                                      GLOBAL
                                                       TELE-      LONG-SHORT     MAJOR
 EXPENSES AFTER                                       COMMUNI-      MARKET      FOREIGN
 WAIVERS AND                                          CATIONS       NEUTRAL     MARKETS
 REIMBURSEMENTS                                      PORTFOLIO     PORTFOLIO   PORTFOLIO
------------------------------------------------------------------------------------------
  Management fee                                        .64%         .00%         .25%

  Distribution and service (12b-1) fee                 NONE         NONE         NONE

  Other expenses                                        .71%        2.00%         .55%
                                                       ----         ----         ----
  TOTAL ANNUAL PORTFOLIO OPERATING
    EXPENSES                                           1.35%        2.00%         .80%

                                     EXAMPLE

This example may help you compare the cost of investing in these portfolios with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each portfolio returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

-------------------------------------------------------------------------------
                                                     ONE YEAR     THREE YEARS
-------------------------------------------------------------------------------
  GLOBAL TELECOMMUNICATIONS PORTFOLIO                  $174          $539
-------------------------------------------------------------------------------
  LONG-SHORT MARKET NEUTRAL PORTFOLIO                  $480        $1,444
-------------------------------------------------------------------------------
  MAJOR FOREIGN MARKETS PORTFOLIO                      $117          $365
-------------------------------------------------------------------------------

                            THE PORTFOLIOS IN DETAIL

- THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017


-      Investment adviser for the portfolios

- Responsible for managing each portfolio's assets according to its goal and strategies and supervising the activities of the sub-adviser for the Global Telecommunications Portfolio

- A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

- Credit Suisse Asset Management companies manage approximately $70 billion in the U.S. and $205 billion globally

- Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

       For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this PROSPECTUS.

CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC 3A 7JJ

-      Sub-adviser for the Global Telecommunications Portfolio

- Responsible for assisting CSAM in the management of the Global Telecommunications Portfolio's international assets according to its goal and strategies

- A member of Credit Suisse Asset Management and a subsidiary of Credit Suisse Group, one of the world's leading banks

-      Manages more than $37 billion in assets

- A diversified asset manager handling global equity, balanced, fixed income and derivative securities accounts for investment companies, pension funds and charitable institutions

- PORTFOLIO INFORMATION KEY

       Concise descriptions of each portfolio begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES

       The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

       The primary types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

       The major risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

       The individuals designated by the investment advisers to handle the portfolio's day-to-day management.

INVESTOR EXPENSES

       Expected expenses for the 2000 fiscal period. Actual expenses may be higher or lower.

- MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the portfolio and compensating the sub-investment adviser. Expressed as a percentage of average net assets after waivers.

- OTHER EXPENSES Fees paid by the portfolio for items such as but not limited to administration, transfer agency, custody, auditing, legal registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

                       GLOBAL TELECOMMUNICATIONS PORTFOLIO

- GOAL AND STRATEGIES

       The Global Telecommunications Portfolio seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of U.S. and foreign telecommunications companies.

       Telecommunications includes:

-      communications equipment and service

-      electronic components and equipment

-      broadcast media

- computer equipment, mobile telecommunications, and cellular radio and paging

-      electronic mail

- local and wide area networking, and linkage of work and data processing systems

-      publishing and information systems

-      video and telex

- internet and other emerging technologies combining telephone, television and/or computer systems

       Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of telecommunications companies from at least three countries, including the U.S. The portfolio may invest in companies of all sizes.

- PORTFOLIO INVESTMENTS

       Equity holdings may include:

-      common and preferred stocks

-      convertible securities

-      warrants

       To a limited extent, the portfolio may also engage in other investment practices.

- RISK FACTORS

       This portfolio's principal risk factors are:

-      foreign securities

-      market risk

-      non-diversified status

-      regulatory risk

-      sector concentration

       The value of your investment will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

       Because this portfolio focuses on a single sector (telecommunications), you should expect it to be more volatile than a broadly diversified global equity fund. Additionally, telecommunications companies are often subject to regulatory risks that could hurt the portfolio's performance.

       Non-diversification might cause the portfolio to be more volatile than a diversified mutual fund. To the extent that the portfolio invests in emerging markets and start-up and other small companies, it takes on additional risks that could hurt its performance. "More About Risk" details these and certain other investment practices the portfolio may use. Please read that section carefully before you invest.

- PORTFOLIO MANAGEMENT

       Vincent J. McBride and Scott T. Lewis manage the portfolio's investments. You can find out more about them in "Meet the Managers."

- INVESTOR EXPENSES

       Expected expenses for the 2000 fiscal period:

       Management fee                     .64%
       All other expenses                 .71%
                                         -----
       Total expenses                    1.35%

                                LONG-SHORT MARKET
                                NEUTRAL PORTFOLIO

- GOAL AND STRATEGIES

       The Long-Short Market Neutral Portfolio seeks long-term capital appreciation while minimizing exposure to general equity market risk. This portfolio seeks a total return greater than the return of the Salomon Smith Barney 1-Month Treasury Bill Index-TM-.

       To pursue its goal, the portfolio takes long positions in stocks that the portfolio managers have identified as attractive and short positions in stocks that the managers have identified as unattractive. In doing so, the portfolio attempts to minimize directional market risks associated with investing in the equity market by neutralizing the effects of general stock-market movements on its performance.

       In choosing long and short positions for the portfolio, the portfolio managers use quantitative techniques to analyze the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The managers seek to construct a portfolio that has:

-      minimal net exposure to the general U.S. equity market

- low to neutral exposure to any particular industry or specific capitalization range (e.g., large cap, mid cap and small cap)

- PORTFOLIO INVESTMENTS

       Under normal market conditions, this portfolio takes long and short positions in equity securities that are principally traded in U.S. markets. These securities may include:

-      common stocks of U.S. issuers

-      American depositary receipts of foreign issuers

       To a limited extent, the portfolio may also engage in other investment practices.

- RISK FACTORS

       This portfolio's principal risk factors are:

-      market risk

-      non-diversified risk

-      short positions

       The value of your investment will fluctuate in response to stock market movements.

       Although all mutual funds are subject to the risk that their portfolio managers will not make good investments, the portfolio's strategy of taking both long and short positions increases this risk because long positions could decline in value at the same time short positions increase. As with other mutual funds, taking long positions in stocks that decline in value would hurt the portfolio's performance. Additionally, however, if the portfolio were to take short positions in stocks that increase in value, then it would be likely to underperform similar stock mutual funds that do not take short positions. Short sales also involve expenses that will decrease the portfolio's return.

       An investment in the portfolio involves greater volatility and significantly more risks than investing in one-month U.S. Treasury bills. Unlike Treasury bills:

-      an investment in the portfolio is not guaranteed by the U.S. government

-      the portfolio does not provide a fixed rate of return

-      you can lose money by investing in the portfolio

       Although the portfolio managers intend to diversify the portfolio's investments, the portfolio's non-diversified status allows it to invest a greater share of its assets in the securities of fewer companies.
Non-diversification might cause the portfolio to be more volatile than a diversified fund.

       "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

- PORTFOLIO MANAGEMENT

       Eric N. Remole, Marc Bothwell and Michael Welhoelter manage the portfolio's investment portfolio. You can find out more about them in "Meet the Managers."

- INVESTOR EXPENSES

       Expected expenses for the 2000 fiscal period:

       Management fee*                    .00%
       All other expenses                2.00%
                                         -----
       Total expenses                    2.00%

* The basic management fee is 1.50%. The management fee of the portfolio may be increased or decreased pursuant to the application of an adjustment formula based upon the portfolio's investment performance as compared to the Salomon Smith Barney 1-Month U.S. Treasury Bill Index.-TM- The management fee, as adjusted, may range from 1.00% to 2.00%.

                        MAJOR FOREIGN MARKETS PORTFOLIO

- GOALS AND STRATEGIES

       The Major Foreign Markets Portfolio seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of companies located in or conducting a majority of their business in major foreign markets or companies whose securities trade primarily in major foreign markets.

       Major foreign markets currently consist of Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. These countries are currently represented in the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE-Registered Trademark-) Index.

       Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of issuers from at least three major foreign markets. The portfolio is not an index fund and will not seek to match the performance or weightings of the EAFE Index.

       The portfolio intends to diversify its investments across a number of different countries. At times, however, the portfolio may invest a significant part of its assets in any single country. The portfolio may also invest up to 10% of assets in emerging markets.

       In choosing equity securities, the portfolio managers use a bottom-up investment approach, which begins with an analysis of individual companies. The managers look for companies of any size whose stocks appear to be discounted relative to earnings, assets or projected growth. The portfolio managers determine value based upon research and analysis, taking all relevant factors into account.

- PORTFOLIO INVESTMENTS

       Equity holdings may consist of:

-      common stocks

-      warrants

-      securities convertible into or exchangeable for common stocks

       To a limited extent, the portfolio may also engage in other investment practices.

- RISK FACTORS

       This portfolio's principal risk factors are:

-      market risk

-      foreign securities

       The value of your investment generally will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

       To the extent that it focuses on a single country or region, the portfolio may take on increased volatility or may not perform as well as a more geographically diversified equity fund. "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

- PORTFOLIO MANAGEMENT

       Harold W. Ehrlich and Harold E. Sharon are Co-Portfolio Managers of the portfolio. Associate Portfolio Managers Vincent J. McBride, Todd Jacobson and Nancy Nierman assist them. You can find out more about the portfolio's managers in "Meet the Managers."

- INVESTOR EXPENSES

       Expected expenses for the 2000 fiscal period:

       Management fee                     .25%
       All other expenses                 .55%
                                         -----
       Total expenses                     .80%

                                 MORE ABOUT RISK

- INTRODUCTION

       A portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of each portfolio's risk profile in "Key Points." The preceding discussions on each portfolio contain more detailed information. This section discusses other risks that may affect the portfolios.

       The "Certain Investment Practices" table in this section takes a more detailed look at certain investment practices the portfolios may use. Some of these practices have higher risks associated with them. However, each portfolio has limitations and policies designed to reduce many of the risks.

- TYPES OF INVESTMENT RISK

       The following risks are referred to throughout this PROSPECTUS.

       ACCESS RISK Some countries may restrict a portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a portfolio.

       CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

       CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. An issuer's failure to make scheduled interest or principal payments to a portfolio could reduce the portfolio's income level and share price.

       CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

       EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a portfolio could gain or lose on an investment.

       - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

       - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

       INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

       INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

       LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. A portfolio may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

       MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

       OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a portfolio to losses from fraud, negligence, delay or other actions.

       POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

       VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

/X/    Permitted without limitation; does not indicate actual use

/20%/    ITALIC TYPE (E.G., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

/ /    Permitted, but not expected to be used to a significant extent

--     Not permitted

                                                                                        LONG-SHORT        MAJOR
                                                                         GLOBAL           MARKET         FOREIGN
                                                                   TELECOMMUNICATIONS     NEUTRAL        MARKETS
                                                                        PORTFOLIO        PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
     INVESTMENT PRACTICE                                                                                        LIMIT
-----------------------------------------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency
purposes. SPECULATIVE EXPOSURE RISK.                                    33 1/3%           33 1/3%        33 1/3%
-----------------------------------------------------------------------------------------------------------------------

COUNTRY/REGION FOCUS Investing a significant portion of
portfolio assets in a single country or region. Market
swings in the targeted country or region will be likely to
have a greater effect on portfolio performance than they
would in a more geographically diversified equity fund.
CURRENCY, MARKET, POLITICAL RISKS.                                         /X/               / /            /X/
-----------------------------------------------------------------------------------------------------------------------

CURRENCY TRANSACTIONS Instruments, such as options,
future or forwards, intended to manage portfolio
exposure to currency risk or to enhance total
return. Options, futures or forwards involve the
right or obligation to buy or sell a given amount of
foreign currency at a specified price and future
date.(1) CORRELATION, CREDIT, CURRENCY, HEDGED
EXPOSURE, LIQUIDITY, POLITICAL, SPECULATIVE
EXPOSURE, VALUATION RISKS.                                                 /X/               / /            /X/
-----------------------------------------------------------------------------------------------------------------------

EMERGING MARKETS Countries generally considered to
be relatively less developed or industrialized.
Emerging markets often face economic problems that
could subject a portfolio to increased volatility or
substantial declines in value. Deficiencies in
regulatory oversight, market infrastructure,
shareholder protections and company laws could
expose a portfolio to risks beyond those generally
encountered in developed countries. ACCESS,
CURRENCY, INFORMATION, LIQUIDITY, MARKET,
OPERATIONAL, POLITICAL, VALUATION RISKS.                                   /X/               / /            /10%/
-----------------------------------------------------------------------------------------------------------------------

FOREIGN SECURITIES Securities of foreign issuers.
May include depositary receipts. CURRENCY,
INFORMATION, LIQUIDITY, MARKET, POLITICAL, VALUATION
RISKS.                                                                     /X/               / /            /X/
-----------------------------------------------------------------------------------------------------------------------

FUTURES AND OPTIONS ON FUTURES Exchange-traded
contracts that enable a portfolio to hedge against
or speculate on future changes in currency values,
interest rates or stock indexes. Futures obligate
the portfolio (or give it the right, in the case of
options) to receive or make payment at a specific
future time based on those future changes.(1)
CORRELATION, CURRENCY, HEDGED EXPOSURE,
INTEREST-RATE, MARKET, SPECULATIVE EXPOSURE
RISKS.(2)                                                                  / /               / /            / /
-----------------------------------------------------------------------------------------------------------------------

INVESTMENT-GRADE DEBT SECURITIES Debt securities
rated within the four highest grades (AAA/Aaa
through BBB/Baa) by Standard & Poor's or Moody's
rating service, and unrated securities of comparable
quality. CREDIT, INTEREST-RATE, MARKET RISKS.                              / /               / /             / /
-----------------------------------------------------------------------------------------------------------------------

                                                                                        LONG-SHORT        MAJOR
                                                                         GLOBAL           MARKET         FOREIGN
                                                                   TELECOMMUNICATIONS     NEUTRAL        MARKETS
                                                                        PORTFOLIO        PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
     INVESTMENT PRACTICE                                                                                         LIMIT
-----------------------------------------------------------------------------------------------------------------------

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities
and convertible securities rated below the
fourth-highest grade (BBB/Baa) by Standard & Poor's
or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk
bonds. CREDIT, INFORMATION, INTEREST-RATE,
LIQUIDITY, MARKET, VALUATION RISKS.                                        / /               / /              / /
-----------------------------------------------------------------------------------------------------------------------

OPTIONS Instruments that provide a right to buy
(call) or sell (put) a particular security or an
index of securities at a fixed price within a
certain time period. A portfolio may purchase and
write both put and call options for hedging or
speculative purposes. CORRELATION, CREDIT, HEDGED
EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE EXPOSURE
RISKS.                                                                     / /               / /             / /
-----------------------------------------------------------------------------------------------------------------------

PRIVATIZATION PROGRAMS Foreign governments may sell
all or part of their interests in enterprises they
own or control. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, OPERATIONAL, POLITICAL, VALUATION RISKS.                        /X/               / /             /X/
-----------------------------------------------------------------------------------------------------------------------

RESTRICTED AND OTHER ILLIQUID SECURITIES Certain
securities with restrictions on trading, or those
not actively traded. May include private placements.
LIQUIDITY, MARKET, VALUATION RISKS.                                       /15%/               /15%/            /15%/
-----------------------------------------------------------------------------------------------------------------------

SECURITIES LENDING Lending portfolio securities to
financial institutions; a portfolio receives cash,
U.S. government securities or bank letters of credit
as collateral. CREDIT, LIQUIDITY, MARKET,
OPERATIONAL RISKS.                                                     33 1/3%           33 1/3%         33 1/3%
-----------------------------------------------------------------------------------------------------------------------

SHORT SALES Selling borrowed securities with the
intention of repurchasing them for a profit on the
expectation that the market price will drop. If a
portfolio were to take short positions in stocks
that increase in value, then it would be likely to
underperform similar mutual funds that do not take
short positions. LIQUIDITY, MARKET, SPECULATIVE
EXPOSURE RISKS.                                                             --               /X/              --
-----------------------------------------------------------------------------------------------------------------------

START-UP AND OTHER SMALL COMPANIES Companies with
small relative market capitalizations, including
those with continuous operations of less than three
years. INFORMATION, LIQUIDITY, MARKET, VALUATION
RISKS.                                                                      /X/               5%              /X/
-----------------------------------------------------------------------------------------------------------------------

                                                                                        LONG-SHORT        MAJOR
                                                                         GLOBAL           MARKET         FOREIGN
                                                                   TELECOMMUNICATIONS     NEUTRAL        MARKETS
                                                                        PORTFOLIO        PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
     INVESTMENT PRACTICE                                                                                        LIMIT
-----------------------------------------------------------------------------------------------------------------------

STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow a portfolio to gain access to the
performance of a benchmark asset (such as an index or selected stocks) that may be more attractive or accessible than the
portfolio's direct investment. CREDIT, CURRENCY,
INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET,
POLITICAL, SPECULATIVE EXPOSURE, VALUATION RISKS.                          / /               / /             / /
-----------------------------------------------------------------------------------------------------------------------

SWAPS A contract between a fund and another party in
which the parties agree to exchange streams of payments
based on certain benchmarks. For example, a portfolio
may use swaps to gain access to the performance of a
benchmark asset (such as an index or one or more
stocks) where the portfolio's direct investment is
restricted. CREDIT, CURRENCY, INTEREST-RATE, LIQUIDITY,
MARKET, POLITICAL, SPECULATIVE EXPOSURE, VALUATION
RISKS.                                                                     / /               / /             / /
-----------------------------------------------------------------------------------------------------------------------

TEMPORARY DEFENSIVE TACTICS Placing some or all of a
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses
in adverse market, economic, political or other
conditions, defensive tactics might be inconsistent
with a portfolio's principal investment strategies and
might prevent a portfolio from achieving its goal.                         / /               / /             / /
-----------------------------------------------------------------------------------------------------------------------

WARRANTS Options issued by a company granting the
holder the right to buy certain securities, generally
common stock, at a specified price and usually for a
limited time. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE
RISKS.                                                                     / /               / /             / /
-----------------------------------------------------------------------------------------------------------------------

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The
purchase or sale of securities for delivery at a future
date; market value may change before delivery.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                             / /                --             / /
-----------------------------------------------------------------------------------------------------------------------


(1) The portfolios are not obligated to pursue any hedging strategy and do not represent that these techniques are available now or will be available at any time in the future.

(2) Each portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                      This page intentionally left blank

                                MEET THE MANAGERS

The day-to-day portfolio management of the Global Telecommunications Portfolio is the responsibility of the Credit Suisse Asset Management Global Telecommunications Management Team. The team consists of the following individuals:

                                   [GRAPHIC]
                                 SCOTT T. LEWIS
                                MANAGING DIRECTOR

-    Team member since 1999

- Joined CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus)

-    With Warburg Pincus since 1986


                                   [GRAPHIC]
                               VINCENT J. MCBRIDE
                                    DIRECTOR


-    Team member since February 2000


- With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

-    With Warburg Pincus since 1994

The day-to-day portfolio management of the Long-Short Market Neutral Portfolio is the responsibility of the Credit Suisse Asset Management Structured Equity Team. The team consists of the following individuals:


                                   [GRAPHIC]
                                 ERIC N. REMOLE
                                MANAGING DIRECTOR

-    Team member since 1997

-    With CSAM since 1997

- Managing director and portfolio manager of Chancellor LGT Asset Management, Inc., 1983 to 1997


                                   [GRAPHIC]
                                MARC E. BOTHWELL
                                 VICE PRESIDENT

-    Team member since 1997

-    With CSAM since 1997

- Vice president and portfolio manager at Chancellor LGT Asset Management, Inc., 1994 to 1997

                                   [GRAPHIC]
                             MICHAEL A. WELHOELTER
                                 VICE PRESIDENT

-    Team member since 1997

-    With CSAM since 1997

- Vice president and portfolio manager at Chancellor LGT Asset Management, Inc., 1986 to 1997

The day-to-day portfolio management of the Major Foreign Markets Portfolio is the responsibility of the following individuals:

                                   [GRAPHIC]
                          HAROLD W. EHRLICH, CFA, CIC
                                MANAGING DIRECTOR

-    Co-Portfolio Manager

- With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

-    With Warburg Pincus since 1995

- Previously senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc., 1987 to 1995


                                   [GRAPHIC]
                               TODD JACOBSON, CFA
                                    DIRECTOR

-    Associate Portfolio Manager

- With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

-    With Warburg Pincus since 1997

-    Analyst at Brown Harriman, 1993 to 1997


                                   [GRAPHIC]
                                HAROLD E. SHARON
                                MANAGING DIRECTOR

-    Co-Portfolo Manager

- With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

-    With Warburg Pincus since 1998

-    Executive director and portfolio manager with CIBC Oppenheimer, 1994 to
     1998


                                   [GRAPHIC]
                               VINCENT J. MCBRIDE
                                    DIRECTOR

-    Associate Portfolio Manager

- With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

-    With Warburg Pincus since 1994

                                   [GRAPHIC]
                                 NANCY NIERMAN
                                    DIRECTOR

-    Associate Portfolio Manager

- With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

-    With Warburg Pincus since 1996

-    Previously analyst with Fiduciary Trust Company International, 1992 to 1996

                               ABOUT YOUR ACCOUNT

- SHARE VALUATION

    The price of your shares is also referred to as their net asset value (NAV).

    The NAV for each portfolio is determined at the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. Eastern Time) each day the NYSE is open for business. NAV is calculated by dividing each portfolio's total assets, less its liabilities, by the number of shares outstanding in each portfolio.

    Each portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

    Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolios do not compute their prices. This could cause the value of a portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

- ACCOUNT STATEMENTS

    In general, you will receive account statements as follows:

- after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

-    after any changes of name or address of the registered owner(s)

-    otherwise, every calendar quarter

     You will receive annual and semiannual financial reports.

- DISTRIBUTIONS

    As an investor in a portfolio, you will receive distributions.

    Each portfolio may earn dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

    Each portfolio distributes dividends annually. The portfolios typically distribute capital gains annually in December.


     Most investors have their distributions reinvested in additional shares of the same portfolio. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

- TAXES

     As with any investment, you should consider how your investment in a portfolio will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.


TAXES ON DISTRIBUTIONS

    As long as a portfolio continues to meet the requirements for being a tax-qualified regulated investment company, the portfolio pays no federal income tax on the earnings it distributes to shareholders.

    Distributions you receive from a portfolio, whether reinvested or taken in cash, are generally considered taxable. Distributions from a portfolio's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held portfolio shares. Distributions from other sources (including the portfolio's short-term capital gains) are generally taxed as ordinary income. The portfolios will mostly make capital-gain distributions, which could be short-term or long-term.

    If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

    The Form 1099 that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

    Any gain or loss from a portfolio's short positions will be short-term gain or loss, regardless of the length of time the short positions remain open. Thus, net gain from short positions will potentially increase the amount of the portfolio's ordinary income dividends, while net losses would potentially reduce the amount of the portfolio's long-term gain distributions.


TAXES ON TRANSACTIONS

    Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                 BUYING SHARES

- OPENING AN ACCOUNT

    Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

     If you need an application, call our Institutional Shareholder Service Center to receive one by mail or fax.

     You can make your initial investment by wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

- BUYING AND SELLING SHARES

    The Institutional Fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.

                           MINIMUM INITIAL INVESTMENT


Global Telecommunications
  Portfolio                                                           $3,000,000
Long-Short Market Neutral
  Portfolio                                                           $3,000,000
Major Foreign Markets
  Portfolio                                                           $3,000,000




                          MINIMUM SUBSEQUENT INVESTMENT

Global Telecommunications
  Portfolio                                                           $100,000
Long-Short Market Neutral
  Portfolio                                                           $100,000
Major Foreign Markets
  Portfolio                                                           $100,000




The minimum initial investment for any group of related persons is an aggregate $4,000,000. Certain retirement plans for which recordkeeping is performed on an omnibus basis for multiple participants are not subject to investment minimums.


FINANCIAL-SERVICES FIRMS

    You may be able to buy and sell portfolio shares through financial-services firms such as banks, brokers and financial advisors. The portfolios may authorize these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the portfolio and will be priced at the next-computed NAV.

    Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the portfolios. Please read the firm's program materials for any special provisions or additional service features that may apply to your investment. Certain features of the portfolios, such as the minimum initial or subsequent investment amounts, may be modified.

- ADDING TO AN ACCOUNT

    You can add to your account in a variety of ways, as shown in the table.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------
- Call our Institutional               - Call our Institutional Shareholder
  Shareholder Service Center to          Service Center to request an
  request an exchange from another       exchange from another Credit
  Credit Suisse Institutional fund       Suisse Institutional fund or
  or portfolio. Be sure to read          portfolio.
  the current PROSPECTUS for the
  new fund or portfolio.               If you do not have telephone
                                       privileges, mail or fax a letter
If you do not have telephone           of instruction.
privileges, mail or fax a letter
of instruction.
--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------
- Complete and sign the NEW ACCOUNT    - Call our Institutional Shareholder
  APPLICATION.                           Service Center by 4 p.m. ET to
- Call our Institutional Shareholder     inform us of the incoming wire.
  Service Center and fax the signed      Please be sure to specify the
  NEW ACCOUNT APPLICATION by 4 p.m.      account registration, account
  ET.                                    number and the fund and portfolio
- Institutional Shareholder Services     name on your wire advice.
  will telephone you with your
  account number. Please be sure to    - Wire the money for receipt that
  specify the account, registration      day.
  account number and the fund and
  portfolio name on your wire
  advice.
- Wire your initial investment for
  receipt that day.
--------------------------------------------------------------------------------




                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                         MONDAY-FRIDAY, 8 A.M.-5 P.M. ET

                                 SELLING SHARES

--------------------------------------------------------------------------------
SELLING SOME OR ALL OF YOUR SHARES     CAN BE USED FOR
--------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------
Write us a letter of instruction       - Sales of any amount.
that includes:

- your name(s) and signature(s)
- the fund and portfolio name and
  account number
- the dollar amount you want to
  sell
- how to send the proceeds

Obtain a signature guarantee or
other documentation, if required
(see "Selling Shares in Writing").

Mail the materials to Credit
Suisse Institutional Fund, Inc.

If only a letter of instruction is
required, you can fax it to the
Institutional Shareholder Service
Center (unless signature guarantee
is required).
--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------
- Call our Institutional Shareholder   - Accounts with telephone privileges.
  Service Center to request an
  exchange into another Credit         If you do not have telephone privileges,
  Suisse Institutional fund or         mail or fax a letter of instruction to
  portfolio. Be sure to read the       exchange shares.
  current PROSPECTUS for the new
  fund or portfolio.
--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------
Call our Institutional Shareholder     - Accounts with telephone privileges.
Service Center to request a
redemption. You can receive the
proceeds as:
- a check mailed to the address of
  record
- a wire to your bank

See "By Wire" for details.
--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------
- Complete the "Wire Instructions"     - Requests by phone or mail.
  section of your NEW ACCOUNT
  APPLICATION.
- For federal-funds wires, proceeds
  will be wired on the next business
  day.
--------------------------------------------------------------------------------

                                 HOW TO REACH US
Institutional Shareholder Service Center

Toll Free: 800-222-8977
Fax: 212-370-9833

MAIL:
Credit Suisse Institutional Fund, Inc.
P.O. Box 9030
Boston, MA 02205-9030

OVERNIGHT/COURIER SERVICE:
Boston Financial
Attn: Credit Suisse Institutional
    Fund, Inc.
66 Brooks Drive
Braintree, MA 02184


                               WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
Credit Suisse Institutional Fund, Inc.
[INSTITUTIONAL FUND PORTFOLIO NAME]
DDA# 9904-649-2
F/F/C: [ACCOUNT NUMBER AND REGISTRATION]

- SELLING SHARES IN WRITING

Some circumstances require a written sell order, along with a signature guarantee. These include:

- accounts whose address of record has been changed within the past 30 days
- redemption in certain large accounts (other than by exchange)
- requests to send the proceeds to a different payee or address
- shares represented by certificates, which must be returned with your sell order

    A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

- RECENTLY PURCHASED SHARES


    For portfolio shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the portfolios will delay payment of your cash redemption proceeds for 10 calendar days from the day of purchase. At any time during this period, you may exchange into another portfolio.


                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                         MONDAY-FRIDAY, 8 A.M.-5 P.M. ET

                                 OTHER POLICIES

- TRANSACTION DETAILS

    You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.


    Your purchase order will be canceled and you may be liable for losses of fees incurred by a portfolio if:

   - your investment check does not clear
   - you place a telephone order by 4 p.m. ET and we do not receive your wire that day

    If you wire money without first calling our Institutional Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers

    While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

    Uncashed redemption or distribution checks do not earn interest.

- ACCOUNT CHANGES

    Call our Institutional Shareholder Service Center to update your account records whenever you change your address. Institutional Shareholder Services can also help you change your account information or privileges.

- SPECIAL SITUATIONS

    The Institutional Fund reserves the right to:

   - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading
   - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions
   - change minimum investment amounts after 15 days' notice to current investors of any increases
   - charge a wire-redemption fee
   - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations
   - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)
   - modify or waive its minimum investment requirements for employees and clients of its adviser and the adviser's affiliates
   - stop offering a portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                        MONDAY-FRIDAY, 8 A.M.-5 P.M. ET

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION

       More information about these portfolios is available free upon request, including the following:

- ANNUAL/SEMIANNUAL
  REPORTS TO SHAREHOLDERS

       Includes financial statements, portfolio investments and detailed performance information.

       The ANNUAL REPORT also contains a letter from the portfolio manager discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

- OTHER INFORMATION

       A current STATEMENT OF ADDITIONAL INFORMATION (SAI), which provides more details about the portfolios, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

       You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

       Please contact Credit Suisse Institutional Fund, Inc. to obtain, without charge, the SAI and ANNUAL and SEMIANNUAL REPORTS and to make shareholder inquiries:

BY TELEPHONE:
       800-222-8977

BY MAIL:
       Credit Suisse Institutional Fund, Inc.
       P.O. Box 9030
       Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
       Boston Financial
       Attn: Credit Suisse Institutional
             Fund, Inc.
       66 Brooks Drive
       Braintree, MA 02184






SEC FILE NUMBER:

Credit Suisse Institutional Fund, Inc. 811-6670




                      P.O. BOX 9030, BOSTON, MA 02205-9030
                                  800-222-8977


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR        CSGLM-1-09OO


--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                               SEPTEMBER 12, 2000

                     CREDIT SUISSE INSTITUTIONAL FUND, INC.

                       GLOBAL TELECOMMUNICATIONS PORTFOLIO
                       LONG-SHORT MARKET NEUTRAL PORTFOLIO
                         MAJOR FOREIGN MARKETS PORTFOLIO


This STATEMENT OF ADDITIONAL INFORMATION provides information about Credit Suisse Institutional Fund, Inc. (the "Fund"), relating to the Global Telecommunications, Long-Short Market Neutral and Major Foreign Markets Portfolios (each a "Portfolio" and collectively the "Portfolios") that supplements information contained in the Prospectus for the Portfolios dated September 12, 2000, as amended from time to time (the "PROSPECTUS"), and is incorporated by reference in its entirety into that PROSPECTUS.


This STATEMENT OF ADDITIONAL INFORMATION is not itself a prospectus and no investment in shares of the Portfolios should be made solely upon the information contained herein. Copies of the Portfolios' PROSPECTUS and information regarding each Portfolio's current performance and the status of shareholder accounts may be obtained by writing or telephoning:



                        Credit Suisse Institutional Funds
                                  P.O. Box 9030
                              Boston, MA 02205-9030
                                 1-800-222-8977

                                                TABLE OF CONTENTS

                                                                                                   Page
                                                                                                   ----
INVESTMENT OBJECTIVES AND POLICIES...................................................................1
   General Investment Strategies.....................................................................1
   Common Investment Objectives and Policies -- All Portfolios.......................................1
      Foreign Investments............................................................................1
         Foreign Debt Securities.....................................................................2
         Foreign Currency Exchange...................................................................2
         Information.................................................................................3
         Political Instability.......................................................................3
         Foreign Markets.............................................................................3
         Increased Expenses..........................................................................3
         Dollar-Denominated Debt Securities of Foreign Issuers.......................................3
         Depositary Receipts.........................................................................4
         Brady Bonds.................................................................................4
         Emerging Markets............................................................................4
         Sovereign Debt..............................................................................5
         Privatizations..............................................................................6
      Currency Exchange Transactions.................................................................6
         Forward Currency Contracts..................................................................6
         Currency Options............................................................................7
         Currency Hedging............................................................................7
      Hedging Generally..............................................................................8
      Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers.......................9
      U.S. Government Securities....................................................................10
      Convertible Securities........................................................................10
      Debt Securities...............................................................................11
         Asset-Backed Securities....................................................................11
         Loan Participations and Assignments........................................................12
         Structured Notes, Bonds or Debentures......................................................13
         Collateralized Mortgage Obligations........................................................13
         Zero Coupon Securities.....................................................................14
      Options Generally.............................................................................14
         Securities Options.........................................................................14
         Securities Index Options...................................................................17
         OTC Options................................................................................18
      Asset Coverage for Forward Contracts, Options, Futures, Options on Futures and Swaps..........18
      Reverse Repurchase Agreements and Dollar Rolls................................................19
      Illiquid Securities...........................................................................20
         Rule 144A Securities.......................................................................20
      Lending of Portfolio Securities...............................................................21
      Borrowing.....................................................................................22
      Securities of Other Investment Companies......................................................22
      Futures Activities............................................................................22
         Futures Contracts..........................................................................23

                                       1


         Options on Futures Contracts...............................................................24
      Short Sales "Against the Box".................................................................24
      Temporary Investments.........................................................................25
      Repurchase Agreements.........................................................................26
      Swaps.........................................................................................26
   Common Investment Objectives and Policies -- Global Telecommunications and Long-Short Market
   Neutral Portfolios...............................................................................27
      Section 4(2) Paper............................................................................27
      Non-Diversified Status........................................................................27
   Common Investment Objectives and Policies -- Global Telecommunications and Major Foreign
   Markets Portfolios...............................................................................28
      When-Issued Securities, Delayed Delivery Transactions And Forward Commitments.................28
      Stand-By Commitment Agreements................................................................28
      Rights Offerings and Purchase Warrants........................................................29
      Below Investment Grade Securities.............................................................30
      Mortgage-Backed Securities....................................................................31
   Supplemental Investment Objectives and Policies -- Global Telecommunications Portfolio...........32
      Telecommunications............................................................................32
   Supplemental Investment Objectives and Policies -Long-Short Market Neutral Portfolio.............33
      Short Sales...................................................................................33
   Supplemental Investment Objectives and Policies -Major Foreign Markets Portfolio.................34
      REITs.........................................................................................34
INVESTMENT RESTRICTIONS.............................................................................34
PORTFOLIO VALUATION.................................................................................36
PORTFOLIO TRANSACTIONS..............................................................................37
PORTFOLIO TURNOVER..................................................................................39
MANAGEMENT OF THE PORTFOLIOS........................................................................39
   Officers and Board of Directors..................................................................39
   Estimated Directors' Compensation................................................................44
   Portfolio Managers...............................................................................44
      Global Telecommunications Portfolio...........................................................44
      Long-Short Market Neutral Portfolio...........................................................44
      Major Foreign Markets Portfolio...............................................................45
   Control Persons and Principal Holders of Securities..............................................46
   Investment Adviser, Sub-Investment Adviser and Co-Administrators.................................46
      Investment Adviser............................................................................46
      Sub-Investment Adviser (Global Telecommunications Portfolio Only).............................48
      Co-Administrators.............................................................................49
   Custodian and Transfer Agent.....................................................................50
   Code of Ethics...................................................................................50
   Organization of the Fund.........................................................................51
   Distribution and Shareholder Servicing...........................................................51
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION......................................................51


                                       2

EXCHANGE PRIVILEGE..................................................................................52
ADDITIONAL INFORMATION CONCERNING TAXES.............................................................53
   The Portfolios and Their Investments.............................................................53
   Special Tax Considerations.......................................................................55
      Straddles.....................................................................................56
      Options and Section 1256 Contracts............................................................56
      Foreign Currency Transactions.................................................................57
      Passive Foreign Investment Companies..........................................................57
      Asset Diversification Requirement.............................................................58
      Foreign Taxes.................................................................................58
      Portfolio Taxes on Swaps......................................................................58
      Dividends and Distributions...................................................................59
      Sales of Shares...............................................................................59
      Backup Withholding............................................................................60
      Notices.......................................................................................60
      Other Taxation................................................................................60
DETERMINATION OF PERFORMANCE........................................................................60
   Total Return.....................................................................................60
INDEPENDENT ACCOUNTANTS AND COUNSEL.................................................................62
FINANCIAL STATEMENTS................................................................................63
APPENDIX A -- DESCRIPTION OF RATINGS...............................................................A-1
   Commercial Paper Ratings........................................................................A-1
   Corporate Bond Ratings..........................................................................A-1

                       INVESTMENT OBJECTIVES AND POLICIES

                  The following policies supplement the descriptions of each Portfolio's investment objectives and policies in the PROSPECTUS. There are no assurances that the Portfolios will achieve their investment objectives.

                  The investment objective of each of the Global
Telecommunications Portfolio and Major Foreign Markets Portfolio is to provide long-term appreciation of capital.

                  The investment objective of the Long-Short Market Neutral Portfolio is to seek long-term capital appreciation while minimizing exposure to general equity market risk.

GENERAL INVESTMENT STRATEGIES

                  Unless otherwise indicated, all of the Portfolios are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on a Portfolio's ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below.

                  The Portfolios are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.

COMMON INVESTMENT OBJECTIVES AND POLICIES -- ALL PORTFOLIOS

                  FOREIGN INVESTMENTS

                  Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. In addition, foreign investments by the Portfolios are subject to the risk that natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Natural disaster risks are, of course, not limited to foreign investments and may apply to a Portfolio's domestic investments as well. The Portfolios may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

                  For the purposes of this investment policy, foreign investments include investments in companies located or conducting a majority of their business outside of the U.S., companies which have issued securities traded principally outside of the U.S., or non-U.S. governments, governmental entities or political subdivisions.

                  FOREIGN DEBT SECURITIES

                  The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  The foreign government securities in which the Portfolios may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

                  Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the euro, the new single currency for eleven Economic and Monetary Union member states. The euro represents specified amounts of the currencies of certain member states of the Economic and Monetary Union and was introduced on January 1, 1999. National currencies of the eleven member states participating in the euro will become subdivisions of the euro, but will continue to circulate as legal tender until January 1, 2002, when they will be withdrawn permanently.

                  FOREIGN CURRENCY EXCHANGE

                  Since the Portfolios may invest in securities denominated in currencies of non-U.S. countries, the Portfolios may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Portfolio assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Portfolio. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role.

National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Portfolios may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of the yen against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

                  INFORMATION

                  Foreign securities held by the Portfolios may not be registered with, and the issuers thereof may not be subject to reporting requirements of, the Securities and Exchange Commission (the "SEC"). Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

                  POLITICAL INSTABILITY

                  With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolios, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

                  FOREIGN MARKETS

                  Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

                  INCREASED EXPENSES

                  To the extent that the Portfolios invest in foreign securities, the operating expenses of the Portfolios can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolios, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, will be higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

                  DOLLAR-DENOMINATED DEBT SECURITIES OF FOREIGN ISSUERS

                  The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  DEPOSITARY RECEIPTS

                  The assets of each Portfolio may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively.
                  BRADY BONDS

                  Each Portfolio may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

                  EMERGING MARKETS

                  Each Portfolio may invest in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

                  SOVEREIGN DEBT

                  Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Portfolio may have limited legal recourse in the event of a default.

                  Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

                  A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

                  The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Portfolio's investments in sovereign debt. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. To the extent a Portfolio invests in sovereign debt, the Adviser intends to manage the Portfolios in a manner that will minimize the exposure to such risks, although there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any such holdings.

                  Investors should also be aware that certain sovereign debt instruments in which a Portfolio may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Portfolio may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Portfolio's ability to dispose of particular issues when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by a Portfolio at a discount from face value. However, the Portfolios do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, a Portfolio may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.


                  PRIVATIZATIONS



                  Each Portfolio may invest in privatizations (I.E. foreign government programs of selling interests in government-owned or controlled enterprises). The Global Telecommunications Portfolio and the Major Foreign Markets Portfolio could invest to a significant extent in privatizations. The ability of U.S. entities, such as the Portfolios, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

                  CURRENCY EXCHANGE TRANSACTIONS

                  The value in U.S. dollars of the assets of the Portfolios that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Portfolios may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Portfolio will conduct its currency exchange transactions (i) on a spot (I.E., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

                  The Portfolios may engage in currency exchange transactions for both hedging purposes and to increase total return, which may involve speculation.

                  FORWARD CURRENCY CONTRACTS

                  Each Portfolio may use forward currency contracts to protect against uncertainty in the level of future exchange rates and to enhance total return. The Long-Short Market Neutral Portfolio will not invest more than 50% of its respective total assets in such contracts for the purpose of enhancing total return. Each of the Global Telecommunications and the Major Foreign Markets Portfolio has no limit on the amount of assets it may invest in forward currency contracts for the purpose of enhancing total return. There is no limit on the amount of assets that the Portfolios may invest in such transactions for hedging purposes.

                  The Portfolios may also enter into forward currency contracts with respect to specific transactions. For example, when a Portfolio anticipates the receipt in a foreign currency of interest payments on a security that it holds, a Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

                  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  At or before the maturity of a forward contract, the Portfolios may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  CURRENCY OPTIONS

                  The Portfolios may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                 CURRENCY HEDGING

                  Each Portfolio's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Portfolio may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which a Portfolio's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Portfolio may purchase foreign currency put options. If the value of the foreign currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Portfolio's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio's investments denominated in that currency. A currency hedge, for example, should protect a non-dollar denominated bond against a decline in the non-dollar currency, but will not protect the Portfolio against a price decline if the issuer's creditworthiness deteriorates.

                  HEDGING GENERALLY

                  In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Portfolio may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

                  In hedging transactions based on an index, whether a Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

                  Each Portfolio will engage in hedging transactions only when deemed advisable by the Adviser, and successful use by the Portfolio of hedging transactions will be subject to the Adviser's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Portfolio's performance.

                  EMERGING GROWTH AND SMALLER CAPITALIZATION COMPANIES; UNSEASONED ISSUERS

                  The Long-Short Market Neutral Portfolio will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of such Portfolio's net assets. Each of the Global Telecommunications and the Major Foreign Markets Portfolio has no limit on the amount of assets it may invest in such securities of unseasoned issuers. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

                  Such investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

                  Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

                  U.S. GOVERNMENT SECURITIES

                  The obligations issued or guaranteed by the U.S. government in which a Portfolio may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

                  Other U.S. government securities the Portfolios may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

                  CONVERTIBLE SECURITIES

                  Convertible securities in which a Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

                  DEBT SECURITIES

                  Each Portfolio may invest in investment grade debt securities (other than money market obligations) for the purpose of seeking capital appreciation. Any percentage limitation on a Portfolio's ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below. Each Portfolio may invest to a limited extent in zero coupon securities and government zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders of a Portfolio that invests in zero coupon securities.

                  The interest income to be derived may be considered as one factor in selecting debt securities for investment by the Adviser. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon the Adviser's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

                  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by the Adviser. Securities rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.




                  ASSET-BACKED SECURITIES

                  Each Portfolio may invest in U.S. governmental asset-backed securities. The Major Foreign Markets Portfolio may invest in foreign governmental and private asset-backed securities.

                  Asset-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by the Student Loan Marketing Association. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described herein. Asset-backed securities are considered an industry for industry concentration purposes, and a Portfolio will therefore not purchase any asset-backed securities which would cause 25% or more of a Portfolio's net assets at the time of purchase to be invested in asset-backed securities.

                  Asset-backed securities present certain risks that are not presented by other securities in which the Portfolios may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. The remaining maturity of any asset-backed security a Portfolio invests in will be 397 days or less. A Portfolio may purchase asset-backed securities that are unrated.

                  LOAN PARTICIPATIONS AND ASSIGNMENTS

                  Each Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of each Portfolio's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Each Portfolio currently anticipates that it will not invest more than 5% of its net assets in Loan Participations and Assignments.

                  Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the Borrower is determined by the Adviser to be creditworthy.

                  STRUCTURED NOTES, BONDS OR DEBENTURES

                  Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Portfolio's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

                  COLLATERALIZED MORTGAGE OBLIGATIONS

                  The Portfolios may also purchase CMOs issued by a U.S. Government instrumentality which are backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Generally, CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. These securities may be considered mortgage derivatives. The Portfolios may only invest in CMOs issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

                  CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgag1e-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Coupons can be fixed or variable. If variable, they can move with or in the reverse direction of interest rates. The coupon changes could be a multiple of the actual rate change and there may be limitations on what the coupon can be. Cash flows of pools can also be divided into a principal only class and an interest only class. In this case the principal only class will only receive principal cash flows from the pool. All interest cash flows go to the interest only class. The relative payment rights of the various CMO classes may be structured in many ways, either sequentially or by other rules of priority. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay" (I.E. payments of principal are made to two or more classes concurrently). CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgaged-related obligations.

                  The CMO structure returns principal to investors sequentially, rather than according to the pro rata method of a pass-through. In the traditional CMO structure, all classes (called tranches) receive interest at a stated rate, but only one class at a time receives principal. All principal payments received on the underlying mortgages or securities are first paid to the "fastest pay" tranche. After this tranche is retired, the next tranche in the sequence becomes the exclusive recipient of principal payments. This sequential process continues until the last tranche is retired. In the event of sufficient early repayments on the underlying mortgages, the "fastest-pay" tranche generally will be retired prior to its maturity. Thus the early retirement of a particular tranche of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security as described above.

                  ZERO COUPON SECURITIES

                  Each Portfolio may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. Each Portfolio currently anticipates that zero coupon securities will not exceed 5% of its net assets.

                  A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Portfolios anticipate that they will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.

                  OPTIONS GENERALLY

                  The Portfolios may purchase and write (sell) securities, securities indices and currencies for both hedging purposes and to increase total return, which may involve speculation. The amount of assets considered to be "at risk" is, in the case of purchasing options, the amount of premium paid, and, in the case of writing options, the value of the underlying obligation. Options may be traded on an exchange or over-the-counter ("OTC").

                  SECURITIES OPTIONS

                  Each Portfolio may write covered put and call options on stock and debt securities and each Portfolio may purchase such options that are traded on foreign and U.S. exchanges, as well as OTC options. A Portfolio realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

                  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities its would otherwise sell.

                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Portfolio, as the writer of a covered call option, forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Portfolio that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Portfolios may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

                  In the case of options written by a Portfolio that are deemed covered by virtue of the Portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice. In these instances, a Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                  Additional risks exist with respect to certain of the securities for which a Portfolio may write covered call options. For example, if the Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

                  Options written by a Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. Each Portfolio that can write put and call options on securities may write (i) in-the-money call options when the Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, each Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Portfolio prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Portfolio may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs. Similarly, in cases where a Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Portfolio under an option it has written would be terminated by a closing purchase transaction (the Portfolio would not be deemed to own an option as a result of the transaction). So long as the obligation of a Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. A Portfolio cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options, no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Portfolio's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Portfolio. The Portfolios, however, intend to purchase OTC options only from dealers whose debt securities, as determined by the Adviser, are considered to be investment grade. If, as a covered call option writer, a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Portfolios and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Portfolios will be able to purchase on a particular security.

                  SECURITIES INDEX OPTIONS

                  A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

                  Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

                  OTC OPTIONS

                  The Major Foreign Markets Portfolio may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, it would lose the premium it paid for the option and the expected benefit of the transaction.

                  Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolio will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Portfolio. Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Portfolio's ability to sell portfolio securities at a time when such sale might be advantageous.

                  ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES, OPTIONS ON FUTURES AND SWAPS

                  Each Portfolio will comply with guidelines established by the SEC and other applicable regulatory bodies with respect to coverage of options written by a Portfolio on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

                  For example, a call option written by a Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. A Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If a Portfolio holds a futures contract, the Portfolio could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. A Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

                  REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

                  Each Portfolio may enter into reverse repurchase agreements with member banks of the Federal Reserve System with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser) and "dollar rolls." The Portfolios do not presently intend to invest more than 5% of net assets in reverse repurchase agreements or dollar rolls during the coming year.

                  Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to such Portfolio's agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

                  Each Portfolio also may enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio would forgo principal and interest paid on such securities. A Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian, cash or liquid securities having a value not less than the repurchase price

(including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

                  ILLIQUID SECURITIES

                  Each Portfolio is authorized to, but does not presently intend to, invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  RULE 144A SECURITIES

                  Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

                  An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolios' limit on the purchase of illiquid securities unless the Portfolio's Board of Directors (the "Board") or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, INTER ALIA, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                  Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolios. The Boards may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for liquidity determinations.

                  LENDING OF PORTFOLIO SECURITIES

                  Each Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33-1/3% of the Portfolios' total assets (including the loan collateral). The Portfolios will not lend portfolio securities to the Adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 102% (105% in the case of foreign securities) of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolios. From time to time, the Portfolios may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolios and that is acting as a "finder."

                  By lending its securities, each Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Each Portfolio will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Portfolio must receive at least 102% (105% in the case of foreign securities) cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Portfolio's ability to recover the loaned securities or dispose of the collateral for the loan.

                  BORROWING

                  Each Portfolio may borrow up to 33-1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of a Portfolio's total assets. Although the principal of such borrowings will be fixed, a Portfolio's assets may change in value during the time the borrowing is outstanding. Each Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

                  SECURITIES OF OTHER INVESTMENT COMPANIES

                  Each Portfolio may invest in securities issued by other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). As a shareholder of another investment company, each Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations.

                  Presently, under the 1940 Act, a Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio's total assets and (iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets.

                  FUTURES ACTIVITIES

                  Each Portfolio may enter into futures contracts (and related options) on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

                  These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions as well as for the purpose of increasing total return, which may involve speculation. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of the Portfolio's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into Each Portfolio reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Portfolio's policies. There is no overall limit on the percentage of Portfolio assets that may be at risk with respect to futures activities.

                  FUTURES CONTRACTS

                  A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

                  No consideration is paid or received by a Portfolio upon entering into a futures contract. Instead, the Portfolio is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Portfolio will also incur brokerage costs in connection with entering into futures transactions.

                  At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although each Portfolio may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if a Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Portfolio's performance.

                  OPTIONS ON FUTURES CONTRACTS

                  Each Portfolio may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Portfolio.

                  SHORT SALES "AGAINST THE BOX"

                  Each Portfolio may engage in Short Sales "Against the Box" (with respect to the Major Foreign Markets Portfolio, up to 10% of its net assets (taken at current value) may be used as collateral for short sales against the box). In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the Portfolio does not own, a short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by the Portfolio, for example, to lock in a sales price for a security the Portfolio does not wish to sell immediately. If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position.

                  A Portfolio may make a short sale as a hedge when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security). In such case, any future losses in a Portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Portfolio owns. There will be certain additional transactions costs associated with short sales against the box, but a Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

                  If a Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if a Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Portfolio may effect short sales.

                  The Portfolios do not presently intend to invest more than 5% of net assets in short sales against the box.

                  TEMPORARY INVESTMENTS

                  To the extent permitted by its investment objectives and policies, each of the Portfolios may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market conditions or economic situations as determined by the Credit Suisse Asset Management, LLC ("CSAM"), each Portfolio's adviser (the "Adviser"), each Portfolio may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of the United States and foreign issuers. The short-term and medium-term debt securities in which a Portfolio may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

                  Where CSAM believes that it would be beneficial to a Portfolio and appropriate considering the factors of return and liquidity, a Portfolio may invest up to 5% of its net assets in securities of money market mutual funds that are unaffiliated with the Fund or CSAM. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, a Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's administration fees, including management fees and other expenses with respect to assets so invested.

                  REPURCHASE AGREEMENTS

                  The Portfolios may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert this right. The Adviser monitors the creditworthiness of those bank and non-bank dealers with which each Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.


                  SWAPS



                  Each Portfolio may enter into swaps relating to indexes, currencies, interest rates, equity and debt interests of foreign issuers without limit. A swap transaction is an agreement between a Portfolio and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by a Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. Each Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. Each Portfolio may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

                  A Portfolio will usually enter into swaps on a net basis (I.E. the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the counterparty to a swap defaults, a Portfolio's risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, CSAM believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, a Portfolio will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.


COMMON INVESTMENT OBJECTIVES AND POLICIES -- GLOBAL TELECOMMUNICATIONS AND LONG-SHORT MARKET NEUTRAL PORTFOLIOS

                  SECTION 4(2) PAPER

                  "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Portfolios which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" above. See Appendix "A" for a list of commercial paper ratings.

                  NON-DIVERSIFIED STATUS

                  Each Portfolio is classified as non-diversified within the meaning of the 1940 Act, which means that each Portfolio is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, each Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The investments of these Portfolios will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information Concerning Taxes." To qualify, a Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.

COMMON INVESTMENT OBJECTIVES AND POLICIES -- GLOBAL TELECOMMUNICATIONS AND MAJOR FOREIGN MARKETS PORTFOLIOS

                  WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

                  Each Portfolio may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery (I.E., payment or delivery occur beyond the normal settlement date at a stated price and yield). Each Portfolio does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objectives.


                  In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. The Portfolios will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. Each Portfolio will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.


                  When a Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  STAND-BY COMMITMENT AGREEMENTS

                  Each Portfolio may from time to time enter into stand-by commitment agreements. The Global Telecommunications Portfolio does not presently intend to invest more than 5% of net assets in stand-by commitment agreements during the coming year.

                  Such agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of a fixed income securities which may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to a Portfolio. Each Portfolio will not enter into a stand-by commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security.

                  Each Portfolio will at all times maintain a segregated account with its custodian consisting of cash or liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

                  There can be no assurance that the securities subject to a stand-by commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, a Portfolio may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

                  The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.

                  RIGHTS OFFERINGS AND PURCHASE WARRANTS

                  The Global Telecommunications Portfolio may purchase rights and each Portfolio may purchase warrants. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

                  BELOW INVESTMENT GRADE SECURITIES



                  Each Portfolio may invest in debt securities rated below investment grade. Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by the Adviser to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.


                  Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.


                  While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.


                  An economic recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. A Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Portfolios anticipate that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.


                  The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Portfolio's net asset value. A Portfolio will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities. Normally, medium- and lower-rated and comparable unrated securities are not intended for short-term investment. A Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.


                  MORTGAGE-BACKED SECURITIES

                  Each Portfolio may invest in mortgage-backed securities sponsored by the U.S. The Major Foreign Markets Portfolio may invest in mortgage-backed securities sponsored by foreign issuers as well as non-governmental issuers.


                  Mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by GNMA, FNMA and FHLMC. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).


                  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Portfolios' yield. In addition, mortgage-backed securities issued by certain non-government entities and collateralized mortgage obligations may be less marketable than other securities.


                  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

SUPPLEMENTAL INVESTMENT OBJECTIVES AND POLICIES -- GLOBAL TELECOMMUNICATIONS PORTFOLIO

                  TELECOMMUNICATIONS

                  Telecommunications companies in both developed and emerging countries are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to rapid price volatility. Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge. Service providers may also be subject to regulations regarding ownership and control, providers of services, subscription rates and technical standards.

                  Companies offering telephone services are experiencing increasing competition from cellular telephones, and the cellular telephone industry, because it has a limited operating history, faces uncertainty concerning the future of the industry and demand for cellular telephones. All telecommunications companies in both developed and emerging countries are subject to the additional risk that technological innovations will make their products and services obsolete. While telephone companies in developed countries and certain emerging countries may pay an above average dividend, the Portfolio's investment decisions are based upon capital appreciation potential rather than income considerations.

SUPPLEMENTAL INVESTMENT OBJECTIVES AND POLICIES - LONG-SHORT MARKET NEUTRAL PORTFOLIO

                  SHORT SALES

                  The Long-Short Neutral Portfolio will seek to realize additional gains through short sales. Short sales are transactions in which the Portfolio sells a security it does not own, in anticipation of a decline in the value of that security relative to the long positions held by the Portfolio. To complete such a transaction, the Portfolio must borrow the security from a broker or other institution to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Portfolio's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolio also will incur transaction costs in effecting short sales.

                  The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. Although the Portfolio's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Until the Portfolio replaces a borrowed security, it will maintain in a segregated account at all times cash, U.S. Government Securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, the Portfolio may not receive any payments (including interest) on collateral deposited with them. The Portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of the Portfolio's net assets.

SUPPLEMENTAL INVESTMENT OBJECTIVES AND POLICIES - MAJOR FOREIGN MARKETS
PORTFOLIO

                  REITS

                  The Portfolio may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. By investing in a REIT, the Portfolio will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio.

                  Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

                             INVESTMENT RESTRICTIONS

                  The following investment limitations of each Portfolio may not be changed without the affirmative vote of the holders of a majority of a Portfolio's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

                  If a percentage restriction (other than the percentage limitation set forth in No. 1 of each of the Portfolios) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolios' assets will not constitute a violation of such restriction.

                  Each Portfolio may not:

                  1. Borrow money, except from banks, or enter into reverse repurchase agreements unless after such borrowing or repurchase agreement there is asset coverage of at least 300% for all transactions constituting borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Portfolio's total assets at the time of such borrowing; provided, however, with respect to the Long-Short Neutral Portfolio only, that: (a) short sales and related borrowings of securities are not subject to this restriction; and, (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets;

                  2. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

                  3. Purchase or sell real estate (including real estate limited partnership interests), provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

                  4. Purchase or sell commodities or commodity contracts, except that a Portfolio may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

                  5. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and

                  6. Except for the Global Telecommunications Portfolio, purchase any securities, which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to
(i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The Global Telecommunications Portfolio will concentrate in the telecommunications industry.

                  For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, reverse repurchase agreements, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets.

                  In addition to the fundamental investment limitations specified above, a Portfolio may not:

                  1. Make investments for the purpose of exercising control or management, but investments by a Portfolio in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

                  2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that a Portfolio may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

                  3. Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that a Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities;

                  4. (LONG-SHORT MARKET NEUTRAL PORTFOLIO ONLY) Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act;

                  5. (MAJOR FOREIGN MARKETS PORTFOLIO ONLY) Make additional investment (including roll-overs) if the Portfolio's borrowings exceed 5% of its net assets; and

                  6. (MAJOR FOREIGN MARKETS PORTFOLIO ONLY) Make short sales of securities or maintain a short position, except that the Portfolio may maintain short positions in forward currency contracts, options and futures contracts and make short sales "against the box."

                  The policies set forth above are not fundamental and thus may be changed by the Portfolios' Board of Directors without a vote of the shareholders. If a percentage restriction (other than the percentage limitation set forth in No. 6 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

                  Securities held by a Portfolio generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                               PORTFOLIO VALUATION

                  The following is a description of the procedures used by the Portfolios in valuing their assets.

                  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an OTC market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the highest bid and lowest asked quotations. If there are no such quotations, the value of the securities will be taken to be the most recent bid quotation on the exchange or market. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Notwithstanding the foregoing, in determining the market value of portfolio investments, the Portfolios may employ outside organizations (each a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Portfolio under the general supervision and responsibility of the Boards, which may replace a Pricing Service at any time. Securities, options, futures contracts and other assets for which market quotations are not available will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Boards. In addition, the Boards or their delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

                  Trading in certain foreign countries is completed at various times prior to the close of business on each business day in New York (I.E., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Portfolios' net asset value is not calculated. As a result, calculation of the Portfolios' net asset value does not take place contemporaneously with the determination of the prices of the majority of the Portfolios' securities. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing exchange rate as quoted by a Pricing Service as of noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Boards. Although the Long-Short Neutral Portfolio does not invest directly in foreign securities, it invests in American Depositary Receipts, the value of which depends on the underlying foreign security.

                             PORTFOLIO TRANSACTIONS

                  The Adviser is responsible for establishing, reviewing and, where necessary, modifying each Portfolio's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

                  In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions.

                  All orders for transactions in securities or options on behalf of a Portfolio are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and affiliates of Credit Suisse Group ("Credit Suisse"). A Portfolio may utilize CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

                  Investment decisions for the Portfolios concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Portfolios. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Portfolios. In some instances, this investment procedure may adversely affect the price paid or received by the Portfolios or the size of the position obtained or sold for the Portfolios. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for each Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

                  Transactions for each of the Portfolios may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Portfolios will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                  Each Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Portfolio will engage in this practice, however, only when the Adviser, in its sole discretion, believe such practice to be otherwise in the Portfolio's interest.

                  In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies except as permitted by the SEC exemptive order or by applicable law. In addition, the Portfolios will not give preference to any institutions with whom the Portfolios enter into distribution or shareholder servicing agreements concerning the provisions of distribution services or support services.

                               PORTFOLIO TURNOVER

                  The Portfolios do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Portfolio deems it desirable to sell or purchase securities. The Portfolios' portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

                  Certain practices that may be employed by the Portfolios could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, a Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.

                  It is not possible to predict portfolio turnover rates. However, it is anticipated that for the Global Telecommunications, Long-Short Market Neutral and Major Foreign Market Portfolios, portfolio turnover rates may exceed 100%. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.

                          MANAGEMENT OF THE PORTFOLIOS

OFFICERS AND BOARD OF DIRECTORS

                  The business and affairs of the Fund are managed by the Board of Directors of the Fund in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of a Portfolio and who execute policies authorized by the Board. Under the Fund's charter, the Board may classify or reclassify any unissued shares of the Portfolios into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

                  The names (and ages) of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard H. Francis (68)            DIRECTOR
40 Grosvenor Road                  Currently retired; Executive Vice President
Short Hills, New Jersey 07078      and Chief Financial Officer of Pan Am
                                   Corporation and Pan American World Airways,
                                   Inc. from 1988 to 1991; Director of The
                                   Infinity Mutual Funds, BISYS Group
                                   Incorporated; Director/Trustee of other
                                   CSAM-advised investment companies.

Jack W. Fritz (73)                 DIRECTOR
2425 North Fish Creek Road         Private investor; Consultant and Director of
P.O. Box 483                       Fritz Broadcasting, Inc. and Fritz
Wilson, Wyoming 83014              Communications (developers and operators of
                                   radio stations) since 1987; Director of
                                   Advo, Inc. (direct mail advertising);
                                   Director/Trustee of other CSAM-advised
                                   investment companies.

Jeffrey E. Garten (53)             DIRECTOR
Box 208200                         Dean of Yale School of Management and
New Haven, Connecticut 06520-8200  William S. Beinecke Professor in the
                                   Practice of International Trade and Finance;
                                   Undersecretary of Commerce for International
                                   Trade from November 1993 to October 1995;
                                   Professor at Columbia University from
                                   September 1992 to November 1993; Director of
                                   Aetna, Inc.; Director of Calpine Energy
                                   Corporation; Director/Trustee of other
                                   CSAM-advised investment companies.

James S. Pasman, Jr. (69)          DIRECTOR
29 The Trillium                    Currently retired; President and Chief
Pittsburgh, Pennsylvania 15238     Operating Officer of National InterGroup,
                                   Inc. from April 1989 to March 1991; Chairman of Permian Oil Co. from April 1989 to March
                                   1991; Director of Education Management
                                   Corp., Tyco International Ltd.; Trustee, BT
                                   Insurance Funds Trust; Director/Trustee of other CSAM-advised investment companies.

William W. Priest* (58)            CHAIRMAN OF THE BOARD
466 Lexington Avenue               Chairman of CSAM since 2000, Chief
New York, New York 10017-3147      Executive Officer of CSAM from
                                   1990 to 2000, Managing Director of CSAM
                                   since 1990; Director of TIG Holdings,
                                   Inc.; Director/Trustee of other CSAM-advised investment companies.

Steven N. Rappaport (52)           DIRECTOR
40 East 52nd Street                President of Loanet, Inc. (on-line
New York, New York 10022           accounting service) since 1997; Executive
                                   Vice President of Loanet, Inc. from 1994 to
                                   1997; Director, President, North American
                                   Operations, and former Executive Vice
                                   President from 1992 to 1993 of Worldwide
                                   Operations of Metallurg Inc.; Executive Vice
                                   President, Telerate, Inc. from 1987 to 1992;
                                   Partner in the law firm of Hartman & Craven until 1987; Director/Trustee of other
                                   CSAM-advised investment companies.



----------------------
* Indicates a Director who is an "interested person" of the Fund as defined in the 1940 act.

Alexander B. Trowbridge (70)       DIRECTOR
1317 F Street, N.W.,               President of Trowbridge Partners, Inc.
5th Floor                          (business consulting) from January 1990 to
Washington, DC 20004               November 1996; Director or Trustee of ICOS
                                   Corporation (biopharmaceuticals), IRI
                                   International (energy services), The Rouse
                                   Company (real estate development), Harris
                                   Corp. (electronics and communications
                                   equipment), The Gillette Co. (personal care products) and Sunoco, Inc. (petroleum refining and marketing); Director/Trustee of other CSAM-advised investment companies.

Eugene L. Podsiadlo (43)           PRESIDENT
466 Lexington Avenue               Managing Director of CSAM; Associated with
New York, New York 10017-3147      CSAM since Credit Suisse acquired Warburg
                                   Pincus Asset Management, Inc. ("WPAM") in
                                   July 1999; with Warburg since 1991; Vice
                                   President of Citibank, N.A. from 1987 to
                                   1991; Officer of CSAMSI and of other
                                   CSAM-advised investment companies.


Hal Liebes, Esq. (36)              VICE PRESIDENT AND SECRETARY
466 Lexington Avenue               Managing Director and General Counsel of
New York, New York 10017-3147      CSAM; Associated with Lehman Brothers, Inc.
                                   from 1996 to 1997; Associated with CSAM from 1995 to 1996; Associated with CS First
                                   Boston Investment Management from 1994 to
                                   1995; Associated with Division of
                                   Enforcement, U.S. Securities and Exchange
                                   Commission from 1991 to 1994; Officer of
                                   CSAMSI and other CSAM-advised investment companies.

Michael A. Pignataro (40)          TREASURER AND CHIEF FINANCIAL OFFICER
466 Lexington Avenue               Vice President and Director of Fund
New York, New York 10017-3147      Administration of CSAM; Associated with CSAM
                                   since 1984; Officer of other CSAM-advised investment companies.

Stuart J. Cohen, Esq. (31)         ASSISTANT SECRETARY
466 Lexington Avenue               Vice President and Legal Counsel of CSAM;
New York, New York 10017-3147      Associated with CSAM since CSAM acquired
                                   Warburg in July 1999; with Warburg since
                                   1997; Associated with the law firm of Gordon
                                   Altman Butowsky Weitzen Shalov & Wein from
                                   1995 to 1997; Officer of other CSAM-advised investment companies.


Rocco A. DelGuercio (37)           ASSISTANT TREASURER
466 Lexington Avenue               Assistant Vice President and Administrative
New York, New York 10017-3147      Officer of CSAM; Associated with CSAM since
                                   June 1996; Assistant Treasurer, Bankers
                                   Trust Corp. -- Fund Administration from
                                   March 1994 to June 1996; Officer of other
                                   CSAM-advised investment companies.



                  No employee of CSAM, PFPC Inc. ("PFPC"), Credit Suisse Asset Management Limited ("CSAM U.K.") and CSAMSI, the Portfolios' co-administrators, or any of their affiliates, receives any compensation from the Portfolios for acting as an officer or director of a Portfolio. Each Director who is not a director, trustee, officer or employee of CSAM, PFPC, CSAMSI, CSAM U.K. or any of their affiliates receives the following annual and per meeting fees:


-------------------------------- ----------------------------- -------------------------------
     ANNUAL FEE AS DIRECTOR        FEE FOR EACH BOARD MEETING    FEE FOR EACH AUDIT COMMITTEE
                                          ATTENDED                      MEETING ATTENDED
-------------------------------- ----------------------------- -------------------------------
                 $750                       $250                          $250*
-------------------------------- ----------------------------- -------------------------------


------------------
* The Chairman of the Audit Committee receives $325 for each Audit Committee Meeting attended.


                  Each Director is reimbursed for expenses incurred in connection with his attendance at Board meetings.

ESTIMATED DIRECTORS' COMPENSATION

-------------------------- ------------------------------  ------------------------
                                                           All Investment Companies
Name of Director           Total Compensation from Fund    in the Fund Complex(1)
-------------------------- ------------------------------  ------------------------
William W. Priest(2)                    None                            None
-------------------------- ------------------------------  ------------------------
Richard H. Francis                    $2,500                        $112,500
-------------------------- ------------------------------  ------------------------
Jack W. Fritz                         $2,500                        $112,500
-------------------------- ------------------------------  ------------------------
Jeffrey E. Garten                     $2,500                         $60,000
-------------------------- ------------------------------  ------------------------
James S. Pasman, Jr.                  $2,500                        $112,500
-------------------------- ------------------------------  ------------------------
Steven N. Rappaport                   $2,500                        $112,500
-------------------------- ------------------------------  ------------------------
Alexander B. Trowbridge               $2,725                        $122,625
-------------------------- ------------------------------  ------------------------

(1) Each Director serves as a Director or Trustee of 45 investment companies and portfolios for which CSAM serves as investment adviser ("Fund Complex"), except for Mr. Garten, who serves as Director or Trustee of 24 investment companies and portfolios in the Fund Complex.

(2) Mr. Priest receives compensation as an affiliate of CSAM, and, accordingly, receives no compensation from the Portfolios or any other investment company advised by CSAM.

PORTFOLIO MANAGERS

                  GLOBAL TELECOMMUNICATIONS PORTFOLIO

                  SCOTT T. LEWIS, Managing Director, manages portfolios of medium- to large-capitalization U.S. equities and global telecommunications equities. He joined WPAM in 1986 and came to CSAM in 1999 when it acquired WPAM. Previously, he was an assistant portfolio manager at The Bench Corporation, and an equity trader at Atalanta/Sosnoff Management Corp. and E.F. Hutton. Mr. Lewis holds a B.S. in Management and International Business from New York University and an M.B.A. in Finance from New York University's Stern School of Business.

                  VINCENT J. MCBRIDE, Director, is a portfolio manager and analyst for global equity portoflios, with special emphasis on the telecommunications industry. He joined WPAM in 1994 and came to CSAM in 1999 when it acquired WPAM. Previously, he was an international equity analyst at Smith Barney; an international equity analyst at General Electric Investments; a portfolio manager/analyst at United Jersey Bank; and a portfolio manager at First Fidelity Bank. Mr. McBride holds a B.S. in Economics from the University of Delaware and an M.B.A. in Finance from Rutgers University.

                  LONG-SHORT MARKET NEUTRAL PORTFOLIO


                  ERIC N. REMOLE, Managing Director, is the global head of the Structured Equity Group. He has managed quantitative core portfolios since 1983 and long-short market neutral portfolios since 1992. Mr. Remole joined in 1997 from Chancellor/LGT Asset Management, where he was a Managing Director and portfolio manager responsible for the firm's quantitative equity strategies. While at Chancellor, he developed the firm's stock selection models and established its capability to execute quantitative equity trades. Previously, he was an internal management consultant in securities operations at Bankers Trust and a systems analyst at Jaycor, Inc. Mr. Remole holds a B.A. in Biology from Dartmouth College and an M.S. in Operations Research from Stanford University.

                  MARC E. BOTHWELL, Vice President, is responsible for the design, research and management of structured equity portfolios. He joined in 1997 from Chancellor/LGT Asset Management, where he was a portfolio manager and performed quantitative research. Previously, he designed and operated proprietary, fully automated trading systems for large brokerage firms at Keane Dealer Services. Mr. Bothwell holds a B.S. in Electrical Engineering from Cornell University and currently attends New York University's Stern School of Business for an M.B.A. in Finance. He also served in the U.S. Navy as a lieutenant and pilot.


                  MICHAEL A. WELHOELTER, Vice President, specializes in the management of structured equity portfolios. He joined in 1997 from Chancellor/LGT Asset Management, where he was a portfolio manager and quantitative research analyst. Mr. Welhoelter holds a B.A. in Computer and Information Science from Colgate University. He is a member of the Society of Quantitative Analysts.

                  MAJOR FOREIGN MARKETS PORTFOLIO

                  HAROLD W. EHRLICH, Managing Director, is a portfolio manager and analyst specializing in non-U.S. developed equity markets. He joined WPAM in 1995 and came to CSAM in 1999 when it acquired WPAM. Previously, he was a Senior Vice President, portfolio manager and analyst at Templeton Investment Counsel (including several years as an analyst working directly with Sir John Templeton); a research analyst and assistant portfolio manager at Fundamental Management Corporation; and a research analyst/trader at First Equity Corporation of Florida. Mr. Ehrlich holds a B.S.B.A. in Finance from the University of Florida. He is a Chartered Financial Analyst and Chartered Investment Counselor, and has been a member of the Council of Examiners for the Chartered Financial Analyst examination.

                  HAROLD E. SHARON, Managing Director, is a portfolio manager and analyst specializing in non-U.S. equities. He joined WPAM in 1998 and came to CSAM in 1999 when it acquired WPAM. Previously, he was a hedge fund manager at Oppenheimer & Co.; an analyst and associate portfolio manager at WPAM; an investment officer at CSAM; and an associate at Batterymarch Financial Management. Mr. Sharon holds a B.A. in Economics and Political Science from the University of Rochester and an M.S. in Management from the Sloan School of Management at Massachusetts Institute of Technology.

                  TODD D. JACOBSON, Director, is a portfolio manager and analyst specializing in Japanese equities. He joined WPAM in 1997 and came to CSAM in 1999 when it acquired WPAM. Previously, he was a Japanese equity analyst at Brown Brothers Harriman and an analyst with Value Line Securities. Mr. Jacobson holds a B.A. in Economics from the State University of New York at Binghamton and an M.B.A. in Finance from the University of Pennsylvania's Wharton School. He is a Chartered Financial Analyst.

                  VINCENT J. MCBRIDE is an associate portfolio manager (see biography above).


                  NANCY NIERMAN, Director, is a portfolio manager and analyst specializing in European equities. She joined WPAM in 1996 and came to CSAM in 1999 when it acquired WPAM. Previously, she was a portfolio manager/analyst at Fiduciary Trust Company International and an international equity trader at TIAA-CREF. Ms. Nierman holds a B.B.A. in International Business from Baruch College, City University of New York.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                  CSAM will hold all of the shares of each Portfolio on the date the Fund's Registration Statement becomes effective.

INVESTMENT ADVISER, SUB-INVESTMENT ADVISER AND CO-ADMINISTRATORS

                  INVESTMENT ADVISER

                  CSAM, located at 466 Lexington Avenue, New York, New York 10017-3147, serves as investment adviser to each Portfolio pursuant to a written agreement (the "Advisory Agreement"). CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $750.7 billion of global assets under management and employs approximately 63,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

                  CSAM has investment discretion for the Portfolios and will make all decisions affecting assets in the Portfolios under the supervision of the Fund's Board of Directors and in accordance with each Portfolio's stated policies. The Adviser will select investments for the Portfolios and will place purchase and sale orders on behalf of the Portfolios. For its services to the Global Telecommunications and Major Foreign Markets Portfolios, CSAM will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at an annual rate of 1.00% and .60% of average daily net assets, respectively.

                  The Long-Short Neutral Portfolio pays CSAM a basic management fee, computed daily and payable monthly, at the annual rate of 1.50% of the average net assets of the Portfolio. This basic management fee may be increased or decreased by applying an adjustment formula (the "Performance Adjustment"). The Performance Adjustment is calculated monthly by comparing the Fund's investment performance to a Target (as defined below) during the most recent twelve-month period. The "Target" is the investment record of the Salomon Smith Barney 1-Month U.S. Treasury Bill Index-TM- plus 5 percentage points. The Performance Adjustment is added to or subtracted from the basic fee.

                  The Performance Adjustment may increase or decrease the basic fee in five steps. The first step would occur if the Long-Short Market Neutral Portfolio's performance during the most recent 12-month period differed from that of the Target by more than one but not more than two percentage points. In this event, the Performance Adjustment would be 0.10%, and the annual rate of the total management fee would be either 1.40% or 1.60%. The second step would occur if the Portfolio's performance during the most recent 12-month period differed from that of the Target by more than two but not more than three percentage points. In this event, the Performance Adjustment would be 0.20%, and the annual rate of the total management fee would be either 1.30% or 1.70%. The third step would occur if the Portfolio's performance during the most recent 12-month period differed from that of the Target by more than three but not more than four percentage points. In this event, the Performance Adjustment would be 0.30%, and the annual rate of the total management fee would be either 1.20% or 1.80%. The fourth step would occur if the Portfolio's performance during the most recent 12-month period differed from that of the Target by more than four but not more than five percentage points. In this event, the Performance Adjustment would be 0.40%, and the annual rate of the total management fee would be either 1.10% or 1.90%. The fifth step would occur if the Portfolio's performance during the most recent 12-month period differed from that of the Target by five percentage points or more. In this event, the Performance Adjustment would be 0.50%, and the annual rate of the total management fee would be either 1.00% or 2.00%. Thus:


                                                                        PERFORMANCE
          TOTAL MANAGEMENT                  BASIC RATE                   ADJUSTMENT                   FEE RATE
-------------------------------------- --------------------------- --------------------------- ------------------------
No adjustment                                 1.50%                         N/A                         1.50%
-------------------------------------- --------------------------- --------------------------- ------------------------
First Step:
     Performance exceeds Target by
     more than 1 but not more than 2
     percentage points                        1.50                          .10%                        1.60
-------------------------------------- --------------------------- --------------------------- ------------------------

Performance lags Target by
     more than 1 but not more than 2
     percent points                           1.50                          (.10)                       1.40
-------------------------------------- --------------------------- --------------------------- ------------------------
Second Step:
     Performance exceeds Target by
     more than 2 but not more than 3
     percentage points                        1.50                          .20                         1.70
-------------------------------------- --------------------------- --------------------------- ------------------------
Performance  lags Target by
     more than 2 but not more than 3
     percent points                           1.50                          (.20)                       1.30
-------------------------------------- --------------------------- --------------------------- ------------------------

                                     47


                                                                        PERFORMANCE
          TOTAL MANAGEMENT                  BASIC RATE                   ADJUSTMENT               FEE RATE
-------------------------------------- --------------------------- --------------------------- ------------------------
Third Step:
     Performance exceeds Target by
     more than 3 but not more than 4
     percentage points                        1.50                          .30                         1.80
-------------------------------------- --------------------------- --------------------------- ------------------------
Performance lags Target by
     more than 3 but not more than 4
     percent points                           1.50                          (.30)                       1.20
-------------------------------------- --------------------------- --------------------------- ------------------------
Fourth Step:
     Performance exceeds Target by
     more than 4 but not more than 5
     percentage points                        1.50                          .40                         1.90
-------------------------------------- --------------------------- --------------------------- ------------------------
Performance lags Target by
     more than 4 but not more than 5
     percent points                           1.50                          (.40)                       1.10
-------------------------------------- --------------------------- --------------------------- ------------------------
Fifth Step:
     Performance exceeds Target by
     more than 5 percentage points            1.50                          .50                         2.00
-------------------------------------- --------------------------- --------------------------- ------------------------
Performance  lags Target by
     more than 5 percent points               1.50                         (.50)                        1.00


                  SUB-INVESTMENT ADVISER (GLOBAL TELECOMMUNICATIONS PORTFOLIO
                  ONLY)


                  Credit Suisse Asset Management Limited ("CSAM U.K."), located at Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England, serves as sub-investment adviser to the Global Telecommunications Portfolio. CSAM U.K. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Advisers Act. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM U.K. has been in the money management business for over 15 years and currently manages approximately $37 billion in assets.

                  CSAM U.K. is a wholly owned subsidiary of Credit Suisse Asset Management (UK) Holding Limited ("CSAM Holding"). CSAM Holding is a wholly owned subsidiary of Credit Suisse, the parent company of the Funds' investment adviser, CSAM. Both Credit Suisse and CSAM Holding are located at Paradeplatz 8, 8001 Zurich, Switzerland.

                  Subject to the supervision of CSAM, CSAM U.K., in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the Global Telecommunications Portfolio in accordance with the Articles of Incorporation as it relates to the Portfolio, as may be amended from time to time, the PROSPECTUS and STATEMENT OF ADDITIONAL INFORMATION as each relates to the Portfolio, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board.






                  Under the Sub-Advisory Agreement, CSAM pays CSAM U.K. a portion of the net quarterly amount (after fee waivers and reimbursements) received by CSAM for CSAM's services as the Portfolio's investment adviser. Upon the termination of the Sub-Advisory Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period.

                  CO-ADMINISTRATORS

                  CSAMSI and PFPC serve as co-administrators to the Portfolios pursuant to separate written agreements (the "CSAMSI Co-Administration Agreements" and the "PFPC Co-Administration Agreements," respectively).

                  As co-administrator, CSAMSI provides shareholder liaison services to the Portfolios, including responding to shareholder inquiries and providing information on shareholder investments. CSAMSI also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between each Portfolio and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and developing and monitoring compliance procedures for the Portfolios. As compensation, each Portfolio pays CSAMSI a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.


                  As a co-administrator, PFPC calculates each Portfolio's net asset value, provides all accounting services for the Portfolios and assists in related aspects of the Portfolios' operations. As compensation, the Major Foreign Markets Portfolio and the Global Telecommunications Portfolio pays PFPC a fee calculated at an annual rate of .11% of the Portfolio's first $500 million in average daily net assets, .09% of the next $1 billion in average daily net assets and .07% of average daily net assets over $1.5 billion. The Long-Short Market Neutral Portfolio pays PFPC a fee calculated at an annual rate of .10% of the Portfolio's first $500 million in average daily net assets, .08% of the Portfolio's next $1 billion in average daily net assets and .06% of average daily net assets over $1.5 billion. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

CUSTODIAN AND TRANSFER AGENT

                  Brown Brothers Harriman & Co. ("BBH") acts as the custodian for the Global Telecommunications Portfolio pursuant to a custodian agreement (the "BBH Custodian Agreement"). State Street Bank and Trust Company ("State Street") acts as custodian for the Major Foreign Markets Portfolio pursuant to a custodian agreement (the "State Street Custodian Agreement"). Custodial Trust Company ("CTC") acts as custodian for the Long-Short Market Neutral Portfolio pursuant to a custodian agreement (the "CTC Custodian Agreement," together with the BBH Custodian Agreement and the State Street Custodian Agreement, the "Custodian Agreements"). BBH, State Street and CTC each (a) maintains a separate account or accounts in the name of its respective Portfolio, (b) holds and transfers portfolio securities on account of its respective Portfolio, (c) accepts receipts and makes disbursements of money on behalf of its respective Portfolio, (d) collects and receives all income and other payments and distributions on account of its respective Portfolio's portfolio securities, and
(e) makes periodic reports to the Board of Directors concerning its respective Portfolio's operations. BBH, State Street and CTC each is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of its respective Portfolio, provided that BBH, State Street and CTC each remains responsible for the performance of all its duties under its respective Custodian Agreement and holds the Portfolios harmless from the negligent acts and omissions of any sub-custodian. For its services to the Portfolios under the Custodian Agreements, BBH, State Street and CTC each receives a fee which is calculated based upon the average daily market value of each Portfolio's assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Portfolios. BBH's principal business address is 40 Water Street, Boston, Massachusetts 02109. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110. CTC's principal business address is 101 Carnegie Center #301, Princeton, NJ 08540-6231.


                  State Street serves as the shareholder servicing, transfer and dividend disbursing agent of the Portfolios pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of the Portfolios, (ii) addresses and mails all communications by the Portfolios to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Portfolios. State Street has delegated to Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

CODE OF ETHICS

                  The Fund, CSAM, CSAM U.K. and CSAMSI have each adopted a written Code of Ethics, which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Portfolio. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions;

(3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by a Portfolio; and (4) Covered Persons may not invest in initial public offerings.

                  The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

ORGANIZATION OF THE FUND

                  The Portfolios are portfolios of an open-end series investment company, the Fund, which has one class of common stock outstanding. The Fund was incorporated on May 13, 1992 under the laws of the State of Maryland under the name "Warburg, Pincus Institutional Fund, Inc." On May 11, 2000, the Fund changed its name to "Credit Suisse Institutional Fund, Inc." The Fund's charter authorizes the Board of Directors to issue sixteen billion full and fractional shares of capital stock, par value $.001 per share. Shares of twelve series have been classified, one of which constitutes the interests in the Portfolios.

                  The Global Telecommunications Portfolio is a non-diversified, open-end management investment company. The Long-Short Market Neutral and Major Foreign Markets Portfolios are each a diversified, open-end management company.

                  All shareholders of a Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

DISTRIBUTION AND SHAREHOLDER SERVICING

                  CSAMSI serves as the distributor of the Portfolios.

                  Each Portfolio has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other industry professionals (collectively, "Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Portfolio's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Portfolio may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Portfolio in proper form will be priced at the Portfolio's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if shares are purchased directly from the Portfolio. Service Organizations may also be reimbursed for marketing costs. The Portfolio may reimburse part of the Service Fee at rates it would normally pay to the transfer agent for providing the services.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  The offering price of each Portfolio's shares is equal to the per share net asset value of the relevant class of shares of the Portfolio. Under the 1940 Act, each Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which The New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (Each Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                  If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, each Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Portfolio has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Portfolio is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of the period.

                  The Portfolio may, in certain circumstances and in its discretion, accept securities as payment for the purchase of the Portfolio's shares from an investor who has received such securities as redemption proceeds from another Credit Suisse fund.

                               EXCHANGE PRIVILEGE

                  Shareholders of the Portfolios may exchange all or part of their shares for shares of another portfolio or other portfolios of the Fund organized by CSAM or another Credit Suisse Institutional Fund in the future on the basis of their relative net asset values per share at the time of exchange. The exchange privilege enables shareholders to acquire shares in a fund or portfolio with a different investment objective when they believe that a shift between funds or portfolios is an appropriate investment decision.

                  If an exchange request is received by Credit Suisse Institutional Funds or its agent prior to the close of regular trading on the NYSE, the exchange will be made at the Portfolio's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. The Portfolios may refuse exchange purchases at any time without notice.

                  The exchange privilege is available to investors in any state in which the shares being acquired may be legally sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of the Portfolio for shares in another Credit Suisse Institutional Fund or another portfolio of the Fund should review the prospectus of the other Credit Suisse Institutional Fund or other portfolio prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Institutional Fund or another portfolio of the Fund, an investor should contact the Credit Suisse Institutional Funds at 1-800-222-8977.

                  The Portfolios reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Portfolio receives or anticipates receiving large exchange orders at or about the same time and when a pattern of exchanges within a short period of time (often associated with a marketing timing strategy) is discerned. Each Portfolio reserves the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Portfolios. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Portfolios. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

THE PORTFOLIOS AND THEIR INVESTMENTS

                  Each Portfolio intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, a Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings (the "Asset Diversification Requirement") so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Portfolio controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

                  As a regulated investment company, a Portfolio will not be subject to United States federal income tax on its investment company taxable income (I.E., income other than any excess of its net realized long-term capital gains over its net realized short-term capital losses ("net realized capital gains")) or on its net realized capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income for the taxable year is distributed (the "Distribution Requirement"), but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Any dividend declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on

December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided that such dividend is actually paid by the Portfolio during January of the following calendar year.

                  Each Portfolio intends to distribute at least annually to its shareholders substantially all of its investment company taxable income. The Board of Directors will determine annually whether to distribute any net realized capital gains. Each Portfolio currently expects to distribute any such excess annually to its shareholders. However, if a Portfolio retains for investment an amount equal to all or a portion of its net realized capital gains, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Portfolio will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Portfolio on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Portfolio upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

                  The Code imposes a 4% nondeductible excise tax on each Portfolio to the extent the Portfolio does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

                  If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains or tax-exempt interest. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

                  A Portfolio's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Portfolio to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out) and (b) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

                  A Portfolio's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make current interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as interest income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity. Under the U.S. federal tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.

                  "Constructive sale" provisions apply to activities by the Portfolio which lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Portfolio holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause the Portfolio to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

SPECIAL TAX CONSIDERATIONS

                  The following discussion relates to the particular federal income tax consequences of the investment policies of the Portfolios.

                  STRADDLES

                  The options transactions that the Portfolios enter into may result in "straddles" for federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net realized capital gain of the Portfolios for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Portfolios must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Portfolios of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Portfolios are uncertain which (if any) of these elections they will make.

                  OPTIONS AND SECTION 1256 CONTRACTS

                  The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (I.E., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of
Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the relevant Portfolio for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the relevant Portfolio continued to hold. Investors should also note that Section 1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that a Portfolio must make to avoid federal excise tax liability.

                  Each of the Portfolios may elect not to have the year-end mark-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of such Portfolio that are not Section 1256 contracts (the "Mixed Straddle Election").

                  FOREIGN CURRENCY TRANSACTIONS

                  In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Portfolio qualifies as a regulated investment company under the Code. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement.

                  Under Code Section 988 special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Portfolio may elect capital gain or loss treatment for such transactions. Alternatively, a Portfolio may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net realized capital gain. Additionally, if losses from a foreign currency transaction subject to Code Section 988 exceed other investment company taxable income during a taxable year, a Portfolio will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

                  PASSIVE FOREIGN INVESTMENT COMPANIES

                  If a Portfolio acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), such Portfolio may be subject to federal income tax on any "excess distribution" received with respect to such shares or on any gain recognized upon a disposition of such shares, notwithstanding the distribution of such income to the shareholders of such Portfolio. Additional charges in the nature of interest may also be imposed on a Portfolio in respect of such deferred taxes. However, in lieu of the foregoing tax consequences, a Portfolio may elect to have its investment in any PFIC taxed as an investment in a "qualified electing fund" ("QEF"). A Portfolio making a QEF election would be required to include in its income each year a ratable portion, whether or not distributed, of the ordinary earnings and net realized capital gain of the QEF. Any such QEF inclusions would have to be taken into account by a Portfolio for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

                  A Portfolio may elect (in lieu of paying deferred tax or making a QEF election) to mark-to-market annually any PFIC shares that it owns and to include any gains (but not losses) that it was deemed to realize as ordinary income. A Portfolio generally will not be subject to deferred federal income tax on any gains that it is deemed to realize as a consequence of making a mark-to-market election, but such gains will be taken into account by the Portfolio for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

                  ASSET DIVERSIFICATION REQUIREMENT

                  For purposes of the Asset Diversification Requirement, the issuer of a call option on a security (including an option written on an exchange) will be deemed to be the issuer of the underlying security. The Internal Revenue Service has informally ruled, however, that a call option that is written by a fund need not be counted for purposes of the Asset Diversification Requirement where the fund holds the underlying security. However, the Internal Revenue Service has also informally ruled that a put option written by a fund must be treated as a separate asset and its value measured by "the value of the underlying security" for purposes of the Asset Diversification Requirement, regardless (apparently) of whether it is "covered" under the rules of the exchange. The Internal Revenue Service has not explained whether in valuing a written put option in this manner a fund should use the current value of the underlying security (its prospective future investment); the cash consideration that must be paid by the fund if the put option is exercised (its liability); or some other measure that would take into account the fund's unrealized profit or loss in writing the option. Under the Code, a fund may not rely on informal rulings of the Internal Revenue Service issued to other taxpayers. Consequently, a Portfolio may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its writing of options in order to stay within the limits of the Asset Diversification Requirement.

                  FOREIGN TAXES

                  Dividends and interest received by the Portfolios on investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Portfolio qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Portfolio's total assets at the close of its fiscal year consists of stock or securities of foreign corporations, the Portfolio may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A Portfolio may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Portfolio were to make such an election, shareholders of the Portfolio would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, each Portfolio will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

                  PORTFOLIO TAXES ON SWAPS

                  As a result of entering into index swaps, the Portfolios may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year).

                  DIVIDENDS AND DISTRIBUTIONS

                  Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that a Portfolio designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Portfolio. Dividends and distributions paid by a Portfolio (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Portfolio) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets).

                  Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

                  Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

                  If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

                  SALES OF SHARES

                  Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

                  BACKUP WITHHOLDING

                  A Portfolio may be required to withhold, for United States federal income tax purposes, 31% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Portfolio with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

                  NOTICES

                  Shareholders will be notified annually by the relevant Portfolio as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Portfolios and Their Investments") made by the Portfolio to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Portfolio's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

                  OTHER TAXATION

                  Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE PORTFOLIOS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE PORTFOLIOS.

                          DETERMINATION OF PERFORMANCE

TOTAL RETURN

                  From time to time, a Portfolio may quote its total return in advertisements or in reports and other communications to shareholders.

                  Each Portfolio that advertises its "average annual total return" computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                        n
                                  P(1+T)  = ERV

         Where:                T = average annual total return;

                             ERV = ending redeemable value of a
                                   hypothetical $1,000 payment made at the
                                   beginning of the l, 5 or 10 year (or
                                   other) periods at the end of the
                                   applicable period (or a fractional portion thereof);

                               P = hypothetical initial payment of $1,000; and

                               n = period covered by the computation, expressed
                                   in years.

                  Each Fund that advertises its "aggregate total return" computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows


                                                ERV
                   Aggregate Total Return =   [(---) - 1]
                                                 P


                  The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

                  Although total return is calculated in a separate manner for each class of shares, under certain circumstances, performance information for a class may include performance information of another class with an earlier inception date.

                  When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of any Portfolio's return over a longer market cycle. A Portfolio may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Portfolio for the specific period. Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (I.E., change in value of initial investment, income dividends and capital gain distributions).

                  A Portfolio may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. A Portfolio may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Portfolio's total return in longer market cycles.

                  A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Portfolio's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time.

                  The Portfolios may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the formula set forth above in order to compare more accurately a Portfolio's performance with other measures of investment return. For example, in comparing a Portfolio's total return with data published by Lipper Analytical Services, Inc., CDA/Weisenberger Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, a Portfolio may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Portfolio shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Portfolios do not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Portfolios will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at 2 Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.


                  Willkie Farr & Gallagher serves as counsel for the Fund and provides legal services from time to time for CSAM and CSAMSI.

                              FINANCIAL STATEMENTS

                  The Fund's audited ANNUAL REPORT dated October 31, 1999, which either accompanies this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, is incorporated herein by reference with respect to all information regarding the Portfolios included therein. The Fund will furnish without charge a copy of its ANNUAL REPORT upon request by calling the Fund at 1-800-222-8977.

                                   APPENDIX A


                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

                  Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the ratings used by Moody's for corporate bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                       STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 12, 2000


                     CREDIT SUISSE INSTITUTIONAL FUND, INC.

                              HIGH YIELD PORTFOLIO


           This STATEMENT OF ADDITIONAL INFORMATION provides information about Credit Suisse Institutional Fund, Inc. (the "Fund"), relating to the High Yield Portfolio (the "Portfolio"), that supplements information contained in the Prospectus for the Portfolio dated September 12, 2000, as amended or supplemented from time to time (the "PROSPECTUS"), and is incorporated by reference in its entirety into that PROSPECTUS.

           This STATEMENT OF ADDITIONAL INFORMATION is not itself a prospectus and no investment in shares of the Portfolio should be made solely upon the information contained herein. Copies of the PROSPECTUS and information regarding the Portfolio's current performance and the status of shareholder accounts may be obtained by writing or telephoning:


                        Credit Suisse Institutional Funds
                                  P.O. Box 9030
                        Boston, Massachusetts 02205-9030
                                  800-222-8977

                                    CONTENTS
                                    --------
                                                                                                               Page
                                                                                                               ----
INVESTMENT OBJECTIVE AND POLICIES.................................................................................1
   General Investment Strategies..................................................................................1
   Non-Diversified Status.........................................................................................1
   Temporary Investments..........................................................................................1
   Repurchase Agreements..........................................................................................2
   Reverse Repurchase Agreements and Dollar Rolls.................................................................2
   Illiquid Securities............................................................................................3
         Rule 144A Securities.....................................................................................4
   Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers.......................................4
   Lending of Portfolio Securities................................................................................5
   Borrowing......................................................................................................5
   Securities of Other Investment Companies.......................................................................6
   Options Generally..............................................................................................6
         Securities Options.......................................................................................6
         Securities Index Options.................................................................................9
   When-Issued Securities, Delayed Delivery Transactions and Forward Commitments..................................9
   Stand-By Commitment Agreements................................................................................10
   U.S. Government Securities....................................................................................11
   Foreign Investments...........................................................................................11
         Foreign Debt Securities.................................................................................12
         Foreign Currency Exchange...............................................................................13
         Information.............................................................................................13
         Political Instability...................................................................................13
         Foreign Markets.........................................................................................13
         Increased Expenses......................................................................................14
         Dollar-Denominated Debt Securities of Foreign Issuers...................................................14
         Depositary Receipts.....................................................................................14
         Brady Bonds.............................................................................................14
         Emerging Markets........................................................................................15
         Sovereign Debt..........................................................................................15
   Convertible Securities........................................................................................16
   Debt Securities...............................................................................................17
         Below Investment Grade Securities.......................................................................17
         Mortgage-Backed Securities..............................................................................19
         Asset-Backed Securities.................................................................................20
         Loan Participations and Assignments.....................................................................21
         Structured Notes, Bonds or Debentures...................................................................21
         Collateralized Mortgage Obligations.....................................................................21
         Zero Coupon Securities..................................................................................22
   Futures Activities............................................................................................23
         Futures Contracts.......................................................................................23
         Options on Futures Contracts............................................................................24


                                       i

                                    CONTENTS(continued)
                                    -------------------
                                                                                                               Page
                                                                                                               ----
   Currency Exchange Transactions................................................................................25
         Forward Currency Contracts..............................................................................25
         Currency Options........................................................................................26
         Currency Hedging........................................................................................26
   Hedging Generally.............................................................................................27
   Short Sales "Against the Box".................................................................................28
   Section 4(2) Paper............................................................................................29
INVESTMENT RESTRICTIONS..........................................................................................29
PORTFOLIO VALUATION..............................................................................................31
PORTFOLIO TRANSACTIONS...........................................................................................32
PORTFOLIO TURNOVER...............................................................................................33
MANAGEMENT OF THE FUND...........................................................................................34
   Officers and Board of Directors...............................................................................34
   Estimated Directors' Compensation.............................................................................38
   Portfolio Managers............................................................................................38
   Control Persons and Principal Holders of Securities...........................................................39
   Investment Adviser and Co-Administrators......................................................................39
   Code of Ethics................................................................................................40
   Custodian and Transfer Agent..................................................................................40
   Distribution and Shareholder Servicing........................................................................41
   Organization of the Fund......................................................................................41
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................................................................42
EXCHANGE PRIVILEGE...............................................................................................42
ADDITIONAL INFORMATION CONCERNING TAXES..........................................................................43
   The Portfolio and Its Investments.............................................................................43
   Passive Foreign Investment Companies..........................................................................45
   Dividends and Distributions...................................................................................46
   Sales of Shares...............................................................................................47
   Foreign Taxes.................................................................................................47
   Backup Withholding............................................................................................48
   Notices.......................................................................................................48
   Other Taxation................................................................................................48
DETERMINATION OF PERFORMANCE.....................................................................................48
   Total Return..................................................................................................48
   Yield.........................................................................................................50
INDEPENDENT ACCOUNTANTS AND COUNSEL..............................................................................51
FINANCIAL STATEMENT..............................................................................................52
APPENDIX A......................................................................................................A-1
DESCRIPTION OF RATINGS..........................................................................................A-1
   Commercial Paper Ratings.....................................................................................A-1
   Corporate Bond Ratings.......................................................................................A-1
   Municipal Note Ratings.......................................................................................A-4

                       INVESTMENT OBJECTIVE AND POLICIES

           The following information supplements the description of the Portfolio's investment objective and policies in the PROSPECTUS. There are no assurances that the Portfolio will achieve its investment objective.

           The investment objective of Portfolio is to provide high total return.

GENERAL INVESTMENT STRATEGIES

           Unless otherwise indicated, the Portfolio is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on the Portfolio's ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below.

           The Portfolio is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future.

NON-DIVERSIFIED STATUS

           The Portfolio is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, the Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The investments of the Portfolio will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information Concerning Taxes." To qualify, the Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.

TEMPORARY INVESTMENTS

           To the extent permitted by its investment objectives and policies, the Portfolio may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market conditions or economic situations as determined by Credit Suisse Asset Management, LLC ("CSAM"), the Portfolio's adviser (the "Adviser"), the Portfolio may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of the United States and foreign issuers. The short-term and medium-term debt securities in which the Portfolio may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency;
(c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

REPURCHASE AGREEMENTS

           The Portfolio may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert this right. The Adviser monitors the creditworthiness of those bank and non-bank dealers with which the Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

           The Portfolio may enter into reverse repurchase agreements with member banks of the Federal Reserve System with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser) and "dollar rolls." The Portfolio does not presently intend to invest more than 5% of net assets in reverse repurchase agreements or dollar rolls during the coming year.

           Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to the Portfolio's agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

           The Portfolio also may enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio would forgo principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

ILLIQUID SECURITIES

           The Portfolio is authorized to, but does not presently intend to, invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

           Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

           In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

           RULE 144A SECURITIES

           Rule 144A under the Securities Act adopted by the Securities and Exchange Commission (the "SEC") allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

           An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio's limit on the purchase of illiquid securities unless the Board of Directors (the "Board") or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, INTER ALIA, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

           Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio. The Board may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

EMERGING GROWTH AND SMALLER CAPITALIZATION COMPANIES; UNSEASONED ISSUERS

           The Portfolio will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of the Portfolio's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

           Such investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

           Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

LENDING OF PORTFOLIO SECURITIES

           The Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33-1/3% of the Portfolio's total assets (including the loan collateral). The Portfolio will not lend portfolio securities to the Adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 102% (105% in the case of foreign securities) of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. From time to time, the Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder."

           By lending its securities, the Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The Portfolio will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Portfolio must receive at least 102% (105% in the case of foreign securities) cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio's ability to recover the loaned securities or dispose of the collateral for the loan.

BORROWING

           The Portfolio may borrow up to 33-1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of the Portfolio's total assets. Although the principal of such borrowings will be fixed, the

Portfolio's assets may change in value during the time the borrowing is outstanding. The Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

SECURITIES OF OTHER INVESTMENT COMPANIES

           The Portfolio may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations.

OPTIONS GENERALLY

           The Portfolio may purchase and write (sell) securities, securities indices and currencies for both hedging purposes and to increase total return, which may involve speculation.

           SECURITIES OPTIONS

           The Portfolio may write covered put and call options on stock and debt securities and the Portfolio may purchase such options that are traded on foreign and U.S. exchanges, as well as over the counter ("OTC") options. The Portfolio realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

           The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities its would otherwise sell.

           The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Portfolio, as the writer of a covered call option, forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). The Portfolio as the writer of call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

           If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

           In the case of options written by the Portfolio that are deemed covered by virtue of the Portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice. In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

           Additional risks exist with respect to certain of the securities for which the Portfolio may write covered call options. For example, if the Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

           Options written by the Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the- money" and "out-of-the-money," respectively. The Portfolio may write (i) in-the-money call options when the Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

           Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs. Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction (the Portfolio would not be deemed to own an option as a result of the transaction). So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. The Portfolio cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

           There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options, no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Portfolio's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Portfolio. The Portfolio, however, intends to purchase OTC options only from dealers whose debt securities, as determined by the Adviser, are considered to be investment grade. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

           Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Portfolio and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Portfolio will be able to purchase on a particular security.

           SECURITIES INDEX OPTIONS

           A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

           Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

           The Portfolio may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery (I.E., payment or delivery occur beyond the normal settlement date at a stated price and yield). The Portfolio currently anticipates that when-issued securities will not exceed 25% of its net assets. The Portfolio does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.

           In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30-45 days after the transaction. The Portfolio will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. The Portfolio will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

           When the Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

STAND-BY COMMITMENT AGREEMENTS

           The Portfolio may from time to time enter into stand-by commitment agreements. The Portfolio does not presently intend to invest more than 5% of net assets in stand-by commitment agreements during the coming year.

           Such agreements commit the Portfolio, for a stated period of time, to purchase a stated amount of fixed income securities which may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Portfolio. The Portfolio will not enter into a stand-by commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security.

           The Portfolio will at all times maintain a segregated account with its custodian consisting of cash or liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

           There can be no assurance that the securities subject to a stand-by commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

           The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.

U.S. GOVERNMENT SECURITIES

           The obligations issued or guaranteed by the U.S. government in which the Portfolio may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

           Other U.S. government securities the Portfolio may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolio will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

FOREIGN INVESTMENTS

           Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in

U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. In addition, foreign investments by the Portfolio are subject to the risk that natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Natural disaster risks are, of course, not limited to foreign investments and may apply to a Portfolio's domestic investments as well. The Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

           For the purposes of this investment policy, foreign investments include investments in companies located or conducting a majority of their business outside of the U.S., companies which have issued securities traded principally outside of the U.S., or non-U.S. governments, governmental entities or political subdivisions.

           FOREIGN DEBT SECURITIES

           The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

           The foreign government securities in which the Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

           Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the euro, the new single currency for eleven Economic and Monetary Union member states. The euro represents specified amounts of the currencies of certain member states of the Economic and Monetary Union and was introduced on January 1, 1999. National currencies of the eleven member states participating in the euro will become subdivisions of the euro, but will continue to circulate as legal tender until January 1, 2002, when they will be withdrawn permanently.

           FOREIGN CURRENCY EXCHANGE

           Since the Portfolio may invest in securities denominated in currencies of non-U.S. countries, the Portfolio may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Portfolio's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of the yen against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

           INFORMATION

           Foreign securities held by the Portfolio may not be registered with, and the issuers thereof may not be subject to, reporting requirements of the SEC. Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

           POLITICAL INSTABILITY

           With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

           FOREIGN MARKETS

           Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

           INCREASED EXPENSES

           To the extent that the Portfolio invests in foreign securities, the operating expenses of the Portfolio can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolio, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, will be higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

           DOLLAR-DENOMINATED DEBT SECURITIES OF FOREIGN ISSUERS

           The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

           DEPOSITARY RECEIPTS

           The assets of the Portfolio may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively.

           BRADY BONDS

           The Portfolio may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

           EMERGING MARKETS

           The Portfolio may invest in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

           SOVEREIGN DEBT

           Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Portfolio may have limited legal recourse in the event of a default.

           Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

           A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

           The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Portfolio's investments in sovereign debt. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. To the extent the Portfolio invests in sovereign debt, the Adviser intends to manage the Portfolio in a manner that will minimize the exposure to such risks, although there can be no assurance that adverse political changes will not cause the Portfolio to suffer a loss of interest or principal on any such holdings.

           Investors should also be aware that certain sovereign debt instruments in which the Portfolio may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. The Portfolio may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and the Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.

CONVERTIBLE SECURITIES

           Convertible securities in which the Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by the Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.

DEBT SECURITIES

           The Portfolio may invest in investment grade debt securities (other than money market obligations) for the purpose of seeking capital appreciation. Any percentage limitation on the Portfolio's ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below. The Portfolio may invest to a limited extent in zero coupon securities and government zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders of a fund that invests in zero coupon securities.

           The interest income to be derived may be considered as one factor in selecting debt securities for investment by the Adviser. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon the Adviser's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

           A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by the Adviser. Securities rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.

           When and if available, fixed income securities may be purchased by the Portfolio at a discount from face value. However, the Portfolio does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, the Portfolio may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.

           BELOW INVESTMENT GRADE SECURITIES

           The Portfolio has established no rating criteria for the debt securities in which it may invest.

           Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by the Adviser to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

           Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

           While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

           An economic recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. The Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Portfolio anticipates that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.

           The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact the Portfolio's net asset value. The Portfolio will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities. Normally, medium- and lower-rated and comparable unrated securities are not intended for short-term investment. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

           MORTGAGE-BACKED SECURITIES

           Mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by GNMA, FNMA and FHLMC. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

           Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Portfolio's yield. In addition, mortgage-backed securities issued by certain non-government entities and collateralized mortgage obligations may be less marketable than other securities.

           The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

           ASSET-BACKED SECURITIES

           Asset-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by the Student Loan Marketing Association. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described herein. Asset-backed securities are considered an industry for industry concentration purposes, and the Portfolio will therefore not purchase any asset-backed securities which would cause 25% or more of the Portfolio's net assets at the time of purchase to be invested in asset-backed securities.

           Asset-backed securities present certain risks that are not presented by other securities in which the Portfolio may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. The remaining maturity of any asset-backed security the Portfolio invests in will be 397 days or less. The Portfolio may purchase asset-backed securities that are unrated.

           LOAN PARTICIPATIONS AND ASSIGNMENTS

           The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Portfolio's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). The Portfolio currently anticipates that it will not invest more than 5% of its net assets in Loan Participations and Assignments.

           Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the Borrower is determined by the Adviser to be creditworthy.

           STRUCTURED NOTES, BONDS OR DEBENTURES

           Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Portfolio's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

           COLLATERALIZED MORTGAGE OBLIGATIONS

           The Portfolio may also purchase CMOs issued by a U.S. Government instrumentality which are backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Generally, CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. These securities may be considered mortgage derivatives. The Portfolio may only invest in CMOs issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

           CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Coupons can be fixed or variable. If variable, they can move with or in the reverse direction of interest rates. The coupon changes could be a multiple of the actual rate change and there may be limitations on what the coupon can be. Cash flows of pools can also be divided into a principal only class and an interest only class. In this case the principal only class will only receive principal cash flows from the pool. All interest cash flows go to the interest only class. The relative payment rights of the various CMO classes may be structured in many ways, either sequentially or by other rules of priority. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay" (I.E. payments of principal are made to two or more classes concurrently). CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgaged-related obligations.

           The CMO structure returns principal to investors sequentially, rather than according to the pro rata method of a pass-through. In the traditional CMO structure, all classes (called tranches) receive interest at a stated rate, but only one class at a time receives principal. All principal payments received on the underlying mortgages or securities are first paid to the "fastest pay" tranche. After this tranche is retired, the next tranche in the sequence becomes the exclusive recipient of principal payments. This sequential process continues until the last tranche is retired. In the event of sufficient early repayments on the underlying mortgages, the "fastest-pay" tranche generally will be retired prior to its maturity. Thus the early retirement of a particular tranche of a CMO held by the Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security as described above.

           ZERO COUPON SECURITIES

           The Portfolio may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. The Portfolio currently anticipates that zero coupon securities will not exceed 5% of its net assets.

           A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Portfolio anticipates that it will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.

FUTURES ACTIVITIES

           The Portfolio may enter into futures contracts (and related options) on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

           These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions as well as for the purpose of increasing total return, which may involve speculation. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of the Portfolio's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Portfolio reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Portfolio's policies. There is no overall limit on the percentage of Portfolio assets that may be at risk with respect to futures activities.

           FUTURES CONTRACTS

           A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

           No consideration is paid or received by the Portfolio upon entering into a futures contract. Instead, the Portfolio is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Portfolio will also incur brokerage costs in connection with entering into futures transactions.

           At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolio may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

           OPTIONS ON FUTURES CONTRACTS

           The Portfolio may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

           An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

CURRENCY EXCHANGE TRANSACTIONS

           The value in U.S. dollars of the assets of the Portfolio that is invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. The Portfolio will conduct its currency exchange transactions (i) on a spot (I.E., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. The Portfolio may engage in currency exchange transactions for both hedging purposes and to increase total return, which may involve speculation.

           FORWARD CURRENCY CONTRACTS

           The Portfolio may use forward currency contracts to protect against uncertainty in the level of future exchange rates and to enhance total return. The Portfolio will not invest more than 50% of its total assets in such contracts for the purpose of enhancing total return. There is no limit on the amount of assets that the Portfolio may invest in such transactions for hedging purposes.

           The Portfolio may also enter into forward currency contracts with respect to specific transactions. For example, when the Portfolio anticipates the receipt in a foreign currency of interest payments on a security that it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. The Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

           A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

           At or before the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

           CURRENCY OPTIONS

           The Portfolio may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

           CURRENCY HEDGING

           The Portfolio's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

           A decline in the U.S. dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Portfolio may purchase foreign currency put options. If the value of the foreign currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

           While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio's investments denominated in that currency. A currency hedge, for example, should protect a non-dollar denominated bond against a decline in the non-dollar currency, but will not protect the Portfolio against a price decline if the issuer's creditworthiness deteriorates.

HEDGING GENERALLY

           In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, the Portfolio may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

           In hedging transactions based on an index, whether the Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

           The Portfolio will engage in hedging transactions only when deemed advisable by the Adviser, and successful use by the Portfolio of hedging transactions will be subject to the

Adviser's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio's performance.

SHORT SALES "AGAINST THE BOX"

           In a short sale, the Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the Portfolio does not own, a short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by the Portfolio, for example, to lock in a sales price for a security the Portfolio does not wish to sell immediately. If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position.

           The Portfolio may make a short sale as a hedge when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security). In such case, any future losses in the Portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transactions costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

           If the Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Portfolio may effect short sales.

           The Portfolio does not presently intend to invest more than 5% of net assets in short sales against the box.

SECTION 4(2) PAPER

           "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by
Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Portfolio which agrees that it is purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" above. See Appendix "A" for a list of commercial paper ratings.

                            INVESTMENT RESTRICTIONS

           The following investment limitations of the Portfolio may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

           If a percentage restriction (other than the percentage limitation set forth in No. 1) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

           The Portfolio may not:

           1. Borrow money, except from banks, or enter into reverse repurchase agreements or dollar rolls unless after such borrowing, reverse repurchase agreement or dollar roll there is asset coverage of at least 300% for all transactions constituting borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Portfolio's total assets at the time of such borrowing;

           2. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

           3. Purchase or sell real estate (including real estate limited partnership interests), provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

           4. Purchase or sell commodities or commodity contracts, except that the Portfolio may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

           5. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and

           6. Purchase any securities, which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and
(ii) repurchase agreements secured by the instruments described in clause (i);
(b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

           For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, reverse repurchase agreements, dollar rolls, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets.

           In addition to the fundamental investment limitations specified above, the Portfolio may not:

           1. Make investments for the purpose of exercising control or management, but investments by the Portfolio in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

           2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Portfolio may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts; and

           3. Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

           The policies set forth above are not fundamental and thus may be changed by the Board without a vote of the shareholders.

           Securities held by the Portfolio generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                         PORTFOLIO VALUATION

           The following is a description of the procedures used by the Portfolio in valuing its assets.

           Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an OTC market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the highest bid and lowest asked quotations. If there are no such quotations, the value of the securities will be taken to be the most recent bid quotation on the exchange or market. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Notwithstanding the foregoing, in determining the market value of portfolio investments, the Portfolio may employ outside organizations (each a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund on behalf of the Portfolio under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Securities, options, futures contracts and other assets for which market quotations are not available will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

           Trading in certain foreign countries is completed at various times prior to the close of business on each business day in New York (I.E., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Portfolio's net asset value is not calculated. As a result, calculation of the Portfolio's net asset value does not take place contemporaneously with the determination of the prices of the majority of the Portfolio's securities. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing exchange rate as quoted by a Pricing Service as of noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

                            PORTFOLIO TRANSACTIONS

           The Adviser is responsible for establishing, reviewing and, where necessary, modifying the Portfolio's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

           In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions.

           All orders for transactions in securities or options on behalf of the Portfolio are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and affiliates of Credit Suisse Group ("Credit Suisse"). The Portfolio may utilize CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

           Investment decisions for the Portfolio concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Portfolio. In some instances, this investment procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained or sold for the Portfolio. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

           Transactions for the Portfolio may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Portfolio will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

           The Portfolio may participate, if and when practicable, in bidding for the purchase of securities for its portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Portfolio will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Portfolio's interest.

           In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies except as permitted by the SEC exemptive order or by applicable law. In addition, the Portfolio will not give preference to any institutions with whom the Portfolio enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

                           PORTFOLIO TURNOVER

           The Portfolio does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Portfolio deems it desirable to sell or purchase securities. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

           Certain practices that may be employed by the Portfolio could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.

           It is not possible to predict the Portfolio's portfolio turnover rates. However, it is anticipated that the Portfolio's portfolio turnover rate will not exceed 100%. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.

                             MANAGEMENT OF THE FUND

OFFICERS AND BOARD OF DIRECTORS

           The business and affairs of the Fund are managed by the Board of Directors in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. Under the Fund's charter, the Board may classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

           The names (and ages) of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard H. Francis (68)                DIRECTOR
40 Grosvenor Road                      Currently retired; Executive Vice
Short Hills, New Jersey 07078          President and Chief Financial Officer of
                                       Pan Am Corporation and Pan American World
                                       Airways, Inc. from 1988 to 1991; Director
                                       of The Infinity Mutual Funds, BISYS Group
                                       Incorporated; Director/Trustee of other
                                       CSAM-advised investment companies.

Jack W. Fritz (73)                     DIRECTOR
2425 North Fish Creek Road             Private investor; Consultant and Director
P.O. Box 483                           of Fritz Broadcasting, Inc. and Fritz
Wilson, Wyoming 83014                  Communications (developers and operators
                                       of radio stations) since 1987; Director
                                       of Advo, Inc. (direct mail advertising);
                                       Director/Trustee of other CSAM-advised
                                       investment companies.


                                   34


Jeffrey E. Garten (53)                 DIRECTOR
Box 208200                             Dean of Yale School of Management and
New Haven, Connecticut 06520-8200      William S. Beinecke Professor in the
                                       Practice of International Trade and
                                       Finance; Undersecretary of Commerce for
                                       International Trade from November 1993 to
                                       October 1995; Professor at Columbia
                                       University from September 1992 to
                                       November 1993; Director of Aetna, Inc.;
                                       Director of Calpine Energy Corporation;
                                       Director/Trustee of other CSAM-advised
                                       investment companies.

James S. Pasman, Jr. (69)              DIRECTOR
29 The Trillium                        Currently retired; President and Chief
Pittsburgh, Pennsylvania 15238         Operating Officer of National InterGroup,
                                       Inc. from April 1989 to March 1991;
                                       Chairman of Permian Oil Co. from April
                                       1989 to March 1991; Director of Education
                                       Management Corp., Tyco International
                                       Ltd.; Trustee, BT Insurance Funds Trust;
                                       Director/Trustee of other CSAM-advised
                                       investment companies.

William W. Priest* (58)                CHAIRMAN OF THE BOARD
466 Lexington Avenue                   Chairman of CSAM since 2000, Chief
New York, New York 10017               Executive Officer of CSAM from
                                       1990 to 2000, Managing Director of CSAM
                                       since 1990; Director/Trustee of other
                                       CSAM-advised investment companies.

Steven N. Rappaport (52)               DIRECTOR
40 East 52nd Street                    President of Loanet, Inc. (On-line
                                       accounting service) since 1997; Executive
                                       Vice President of Loanet, Inc. from 1994
                                       to 1997; Director, President, North
                                       American Operations, and former Executive
                                       Vice President from 1992 to 1993 of
                                       Worldwide Operations of Metallurg Inc.;
                                       Executive Vice President, Telerate, Inc.
                                       from 1987 to 1992; Partner in the law
                                       firm of Hartman & Craven until 1987;
                                       Director/Trustee of other Warburg Pincus
                                       Funds and other CSAM-advised investment
                                       companies.

-----------------------

* Indicates a Director who is and "interested Person" of the Fund as defined in the 1940 Act.

                                    35


Alexander B. Trowbridge (70)           DIRECTOR
1317 F Street, N.W.,                   President of Trowbridge Partners, Inc.
5th Floor                              (business consulting) since January 1990;
Washington, DC 20004                   Director or Trustee of ICOS Corporation
                                       (biopharmaceuticals), IRI International
                                       (energy services), The Rouse Company
                                       (real estate development), Harris Corp.
                                       (electronics and communications
                                       equipment), The Gillette Co. (personal
                                       care products) and Sunoco, Inc.
                                       (petroleum refining and marketing);
                                       Director/Trustee of other CSAM-advised
                                       investment companies.

Eugene L. Podsiadlo (43)               PRESIDENT
466 Lexington Avenue                   Managing Director of CSAM; Associated
New York, New York 10017-3147          with CSAM since Credit Suisse acquired
                                       the Portfolio's Warburg Pincus Asset
                                       Management, Inc. ("WPAM") in July 1999;
                                       with WPAM since 1991; Vice President of
                                       Citibank, N.A. from 1987 to 1991; Officer
                                       of CSAMSI and of other CSAM-advised
                                       investment companies.


Hal Liebes, Esq. (36)                  VICE PRESIDENT AND SECRETARY
466 Lexington Avenue                   Managing Director and General Counsel of
New York, New York 10017               CSAM; Associated with Lehman Brothers,
                                       Inc. from 1996 to 1997; Associated with
                                       CSAM from 1995 to 1996; Associated with
                                       CS First Boston Investment Management
                                       from 1994 to 1995; Associated with
                                       Division of Enforcement, U.S. Securities
                                       and Exchange Commission from 1991 to
                                       1994; Officer of CSAMSI and other
                                       CSAM-advised investment companies.

Michael A. Pignataro (40)              TREASURER AND CHIEF FINANCIAL OFFICER
466 Lexington Avenue                   Vice President and Director of Fund
New York, New York 10017               Administration of CSAM; Associated with
                                       CSAM since 1984; Officer of other
                                       CSAM-advised investment companies.


                                      36


Stuart J. Cohen, Esq. (31)             ASSISTANT SECRETARY
466 Lexington Avenue                   Vice President and Legal Counsel of CSAM;
New York, New York 10017-3147          Associated with CSAM since Credit Suisse
                                       acquired Warburg adviser in July 1999;
                                       with the predecessor adviser since 1997;
                                       Associated with the law firm of Gordon
                                       Altman Butowsky Weitzen Shalov & Wein
                                       from 1995 to 1997; Officer of other
                                       CSAM-advised investment companies.

Rocco A. DelGuercio (37)               ASSISTANT TREASURER
466 Lexington Avenue                   Assistant Vice President and
New York, New York 10017               Administrative Officer of CSAM;
                                       Associated with CSAM since June 1996;
                                       Assistant Treasurer, Bankers Trust Corp.
                                       -- Fund Administration from March 1994 to
                                       June 1996; Officer of other CSAM-advised
                                       investment companies.

                  No employee of CSAM, PFPC Inc. ("PFPC") and CSAMSI, the Portfolios' co-administrators, or any of their affiliates, receives any compensation from the Portfolios for acting as an officer or director of a Portfolio. Each Director who is not a director, trustee, officer or employee of CSAM, PFPC, CSAMSI or any of their affiliates receives the following annual and per meeting fees:


---------------------------------------------------------------------------------------
  ANNUAL FEE AS DIRECTOR     FEE FOR EACH BOARD MEETING   FEE FOR EACH AUDIT COMMITTEE
                                     ATTENDED                   MEETING ATTENDED
---------------------------------------------------------------------------------------
        $750                          $250                          $250*
---------------------------------------------------------------------------------------

------------------------------

* The Chairman of the Audit Committee receives $325 for each Audit Committee Meeting attended.

                  Each Director is reimbursed for expenses incurred in connection with his attendance at Board meetings.

ESTIMATED DIRECTORS' COMPENSATION


 ---------------------------------------------------------------------------
                                                         ALL INVESTMENT
                                                          COMPANIES IN
                                 TOTAL COMPENSATION           FUND
      NAME OF DIRECTOR                FROM FUND             COMPLEX(1)
 ---------------------------------------------------------------------------
     William W. Priest(2)               None                  None
 ---------------------------------------------------------------------------
     Richard H. Francis                $2,500               $112,500
 ---------------------------------------------------------------------------
       Jack W. Fritz                   $2,500               $112,500
 ---------------------------------------------------------------------------
     Jeffrey E. Garten                 $2,500                $60,000
 ---------------------------------------------------------------------------
    James S. Pasman, Jr.               $2,500               $112,500
 ---------------------------------------------------------------------------
    Steven N. Rappaport                $2,500               $112,500
 ---------------------------------------------------------------------------
  Alexander B. Trowbridge              $2,725               $122,625
 ---------------------------------------------------------------------------

   (1) Each Director serves as a Director or Trustee of 45 investment companies and portfolios for which CSAM serves as investment adviser ("Fund Complex"), except for Mr.
         Garten, who serves as Director or Trustee of 24 investment companies and portfolios in the Fund Complex.

   (2) Mr. Priest receives compensation as an affiliate of CSAM, and, accordingly, receives no compensation from the Portfolio or any other investment company advised by CSAM.

PORTFOLIO MANAGERS

         RICHARD J. LINDQUIST, Managing Director, is head of high yield. He joined in 1995 as a result of the acquisition of CS First Boston Investment Management. Previously, he managed high yield portfolios at Prudential Insurance Company of America and a high yield mutual fund at T. Rowe Price Associates. Mr. Lindquist won the Lipper Analytical Services Award for the best-performing fixed income mutual fund in 1988 and 1993. He holds a B.S. in Finance from Boston College, where he also received the Raymond J. Aherne Award for the outstanding Finance major, and an M.B.A. in Finance from the University of Chicago Graduate School of Business. Mr. Lindquist is a Chartered Financial Analyst.

         MISIA K. DUDLEY, Director, is a member of the high yield team specializing in the credit analysis of aerospace, casino, cable and broadcasting companies. She joined in 1995 as a result of the acquisition of CS First Boston Investment Management. Previously, she analyzed recapitalized companies at Stockbridge Partners; covered the casino, communications and entertainment sectors at E.F. Hutton; and was a generalist analyst for the Value Line Investment Survey. Ms. Dudley holds a B.A. in History from Yale University.

         PHILIP L. SCHANTZ, Director, is a member of the high yield team specializing in the credit analysis of consumer goods and services companies and automobile suppliers. He joined in 2000 from Prudential Securities, where he was a Senior Vice President and high yield analyst. Previously, he was a Vice President and high yield analyst at Lazard Freres; a First Vice President and co-head of the high yield securities group at E.F. Hutton; a Vice President and manager of the special lending group at Wells Fargo Bank; and a Second Vice President and lending officer at The Chase Manhattan Bank. Mr. Schantz holds a B.A. in Government from Lehigh University.

         MARY ANN THOMAS, Director, is a member of the high yield team specializing in the credit analysis of telecommunications, health care and financial companies. Before joining in 1997, she was a Vice President and high yield bond analyst with the Capital Management Group at the Prudential Insurance Company of America. Ms. Thomas holds a B.A. in Economics and Political Science from Yale University and an M.B.A. in Finance from the University of Pennsylvania's Wharton School. She is a Chartered Financial Analyst.

         JOHN M. TOBIN, Director, is a member of the high yield team specializing in the credit analysis of paper, energy, chemical and metals and mining companies. He joined in 1995 as a result of the acquisition of CS First Boston Investment Management. Previously, he managed portfolios of bank participations and private placements for the two life insurance subsidiaries of Integrated Resources; and covered paper and forest products, airlines, tire manufacturing and shipping companies as an analyst at Bankers Trust. Mr. Tobin holds B.A., M.A. and Ph.D. degrees in Economics from Fordham University. He is a Chartered Financial Analyst.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         CSAM will hold all of the shares of the Portfolio on the date the Fund's Registration Statement becomes effective.

INVESTMENT ADVISER AND CO-ADMINISTRATORS

         CSAM, located at 466 Lexington Avenue, New York, New York 10017, serves as investment adviser to the Portfolio pursuant to a written agreement (the "Advisory Agreement"). CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $750.7 billion of global assets under management and employs approximately 63,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

         CSAM, subject to the control of the Fund's officers and the Board, manages the investment and reinvestment of the assets of the Portfolio in accordance with the Portfolio's investment objective and stated investment policies. CSAM makes investment decisions for the Portfolio and places orders to purchase or sell securities on behalf of the Portfolio. CSAM also employs a support staff of management personnel to provide services to the Fund and furnishes the Fund with office space, furnishings and equipment. For its services to the Portfolio, CSAM will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at an annual rate of .70% of average daily net assets.

         CSAMSI and PFPC serve as co-administrators to the Portfolio pursuant to separate written agreements (the "CSAMSI Co-Administration Agreement" and the "PFPC Co-Administration Agreements," respectively).

         As co-administrator, CSAMSI provides shareholder liaison services to the Portfolio, including responding to shareholder inquiries and providing information on shareholder investments. CSAMSI also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Portfolio and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and developing and monitoring compliance procedures for the Portfolio. As compensation, the Portfolio pays CSAMSI a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets. CSAMSI has its principal offices at 466 Lexington Avenue, New York, New York 10017.


         As a co-administrator, PFPC calculates the Portfolio's net asset value, provides all accounting services for the Portfolio and assists in related aspects of the Portfolio's operations. As compensation, the Portfolio pays PFPC a fee calculated at an annual rate of .07% of the Portfolio's first $150 million in average daily net assets, .06% of the Portfolio's next $150 million in average daily net assets and .05% of the Portfolio's average daily net assets over $300 million. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

CODE OF ETHICS

         The Fund, CSAM and CSAMSI have each adopted a written Code of Ethics (the "Code"), which permits personnel covered by the Code ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Portfolio. The Code also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Portfolio; and (4) Covered Persons may not invest in initial public offerings.

         The Board reviews the administration of the Code at least annually and may impose sanctions for violations of the Code.

CUSTODIAN AND TRANSFER AGENT

         Brown Brothers Harriman & Co. ("BBH") acts as the custodian for the Portfolio pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, BBH (a) maintains a separate account or accounts in the name of the Portfolio, (b) holds and transfers portfolio securities on account of the Portfolio, (c) accepts receipts and makes disbursements of money on behalf of the Portfolio, (d) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities, and (e) makes periodic reports to the Board of Directors concerning the Portfolio's operations. BBH is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Portfolio, provided that BBH remains responsible for the performance of all its duties under the Custodian Agreement and holds the Portfolio harmless from the negligent acts and omissions of any sub-custodian. For its services to the Portfolio under the Custodian Agreement, BBH receives a fee which is calculated based upon the average daily market value of the Portfolio's assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Portfolio. BBH has its principal offices at 40 Water Street, Boston, Massachusetts 02109.

         State Street also serves as the shareholder servicing, transfer and dividend disbursing agent of the Portfolio pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of the Portfolio, (ii) addresses and mails all communications by the Portfolio to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders,
(iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Portfolio. State Street has delegated to Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

DISTRIBUTION AND SHAREHOLDER SERVICING

         CSAMSI serves as the distributor of the Portfolio.

         The Portfolio has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other industry professionals (collectively, "Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Portfolio's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Portfolio may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Portfolio in proper form will be priced at the Portfolio's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if shares are purchased directly from the Portfolio. Service Organizations may also be reimbursed for marketing costs. The Portfolio may reimburse part of the Service Fee at rates it would normally pay to the transfer agent for providing the services.

ORGANIZATION OF THE FUND

         The Portfolio is a portfolio of an open-end series investment company, the Fund, which has one class of common stock outstanding. The Fund was incorporated on May 13, 1992 under the laws of the State of Maryland under the name "Warburg, Pincus Institutional Fund, Inc." On May 11, 2000, the Fund changed its name to "Credit Suisse Institutional Fund, Inc." The Fund's charter authorizes the Board of Directors to issue sixteen billion full and fractional shares of capital stock, par value $.001 per share. Shares of twelve series have been classified, one of which constitutes the interests in the Portfolio.

                The Portfolio is a non-diversified open-end management investment company.

         All shareholders of the Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The offering price of the Portfolio's shares is equal to its per share net asset value. Under the 1940 Act, the Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

         If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Portfolio is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of the period.

         The Portfolio may, in certain circumstances and in its discretion, accept securities as payment for the purchase of the Portfolio's shares from an investor who has received such securities as redemption proceeds from another Credit Suisse Institutional Fund.

                              EXCHANGE PRIVILEGE

         Shareholders of the Portfolio may exchange all or part of their shares for shares of another portfolio or other portfolios of the Fund organized by CSAM in the future or another Credit Suisse Institutional Fund on the basis of their relative net asset values per share at the time of exchange. The exchange privilege enables shareholders to acquire shares in a fund or portfolio with a different investment objective when they believe that a shift between funds or portfolios is an appropriate investment decision.

         If an exchange request is received by Credit Suisse Institutional Funds or its agent prior to the close of regular trading on the NYSE, the exchange will be made at the Portfolio's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. The Portfolio may refuse exchange purchases at any time without notice.

         The exchange privilege is available to investors in any state in which the shares being acquired may be legally sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of the Portfolio for shares in another Credit Suisse Institutional Fund or portfolio of the Fund should review the prospectus of the other fund or portfolio prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Institutional Fund or portfolio of the Fund, an investor should contact Credit Suisse Institutional Funds at 1-800-222-8977.

         The Portfolio reserves the right to refuse exchange purchases by any person or group if, in CSAM's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Portfolio receives or anticipates receiving large exchange orders at or about the same time and when a pattern of exchanges within a short period of time (often associated with a marketing timing strategy) is discerned. The Portfolio reserves the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

                ADDITIONAL INFORMATION CONCERNING TAXES

         The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Portfolio. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Portfolio. The summary is based on the laws in effect on the date of this STATEMENT OF ADDITIONAL INFORMATION, and existing judicial and administrative interpretations thereof, both of which are subject to change.

THE PORTFOLIO AND ITS INVESTMENTS

         The Portfolio intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings (the "Asset Diversification Requirement") so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Portfolio controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

         As a regulated investment company, the Portfolio will not be subject to United States federal income tax on its investment company taxable income (I.E., income other than any excess of its net realized long-term capital gains over its net realized short-term capital losses ("net realized capital gains")) or on it net realized capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income, plus or minus certain other adjustments as specified in the Code, is distributed to its shareholders, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Any dividend declared by the Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided that such dividend is actually paid by the Portfolio during January of the following calendar year.

         The Portfolio intends to distribute at least annually to its shareholders substantially all of its investment company taxable income. The Board will determine annually whether to distribute any net realized capital gains. The Portfolio currently expects to distribute any such excess annually to its shareholders. However, if the Portfolio retains for investment an amount equal to all or a portion of its net realized capital gains, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Portfolio will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Portfolio on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their tax liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in their income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Portfolio upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

         The Code imposes a 4% nondeductible excise tax on the Portfolio to the extent the Portfolio does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

         If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Portfolio had been liquidated) with respect to certain of its assets in order to qualify as a regulated investment company in a subsequent year.

         The Portfolio's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Portfolio to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out) and (b) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in a short sale against-the-box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

         The Portfolio's investments in zero coupon securities may create special tax consequences. Zero coupon securities do not make current interest payments, although a portion of the difference a zero coupon security's face value and its purchase price is imputed as interest income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity. Under the U.S. federal tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.

PASSIVE FOREIGN INVESTMENT COMPANIES

         If the Portfolio purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. If the Portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. If the Portfolio were able to make the election described in this paragraph, the Portfolio would not be able to treat any portion of the long-term capital gains included in income pursuant to the election as eligible for the 20% maximum capital gains rate.

         Alternatively, the Portfolio may make mark-to-market elections that will result in the Portfolio being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the IRS. By making the election, the Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Portfolio may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. The Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

DIVIDENDS AND DISTRIBUTIONS

         Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-realized long-term capital gains, if any, that the Portfolio designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Portfolio. Dividends and distributions paid by the Portfolio (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Portfolio) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets).

         Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

         Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

         If the Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

SALES OF SHARES

         Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period.

FOREIGN TAXES

         Income received by the Portfolio from non-U.S. sources may be subject to withholding and other taxes imposed by other countries. The Portfolio may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders if: (i) the Portfolio qualifies as a regulated investment company, (ii) certain asset and distribution requirements are satisfied, and (iii) more than 50% of the Portfolio's total assets at the close of its taxable year consists of stock or securities of foreign corporations. The Portfolio may qualify for and make this election (the "Foreign Tax Credit Election") in some, but not necessarily all, of its taxable years. If the Portfolio were to make such an election, shareholders of the Portfolio would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Portfolio will report to its shareholders the amount per share of such foreign income taxes that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

         It is expected that the Portfolio will not be eligible to make the Foreign Tax Credit Election. In the absence of such an election, the foreign taxes paid by a portfolio will reduce its investment company taxable income, and distributions of investment company taxable income received by the Portfolio from non-U.S. sources will be treated as United States source income when distributed to shareholders.

BACKUP WITHHOLDING

         The Portfolio may be required to withhold, for United States federal income tax purposes, 31% of the dividends and distributions payable to shareholders who fail to provide the Portfolio with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

NOTICES

         Shareholders will be notified annually by the Portfolio as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Portfolio and Its Investments") made by the Portfolio to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Portfolio's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

OTHER TAXATION

         Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES
AFFECTING THE PORTFOLIO AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE PORTFOLIO.


                      DETERMINATION OF PERFORMANCE

TOTAL RETURN

         From time to time, the Portfolio may quote its total return in advertisements or in reports and other communications to shareholders. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year, quarterly or current year-to-date basis).

         Each Portfolio that advertises its "average annual total return" computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                   n
                             P(1+T)  = ERV

        Where:       T =      average annual total return;

                   ERV =      ending redeemable value of a
                              hypothetical $1,000 payment made at the
                              beginning of the l, 5 or 10 year (or
                              other) periods at the end of the
                              applicable period (or a fractional
                              portion thereof);

                     P =      hypothetical initial payment of $1,000; and

                     n = period covered by the computation, expressed in years.

         When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of the Portfolio's return over a longer market cycle. The Portfolio may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period. Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (I.E., change in value of initial investment, income dividends and capital gain distributions).

         The Portfolio may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. The Portfolio may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Portfolio's total return in longer market cycles.

         The Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Portfolio's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time.

                  The Portfolio may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or (ii) other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. The Portfolio may also include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications such as BARRON'S, BUSINESS WEEK, FINANCIAL TIMES, FORBES, FORTUNE, INC., INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, MONEY, MORNINGSTAR, MUTUAL FUND MAGAZINE, SMARTMONEY, THE WALL STREET JOURNAL and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, the Portfolio may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

                  In reports or other communications to investors or in advertising, the Portfolio may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, the Portfolio and its portfolio managers may render updates of Portfolio activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Portfolio with respect to relevant market and industry benchmarks. The Portfolio may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

YIELD

                  The Portfolio may advertise a 30-day (or one month) standard yield as described in the Prospectus. Such yields are calculated in accordance with the method prescribed by the SEC for mutual funds:

                                          6
                      YIELD = 2[(a - b +1)  - 1)
                                 -----
                                 cd


Where:    a =      dividends and interest earned by a Fund during the period;
          b =      expenses accrued for the period (net of reimbursements);
          c =      average  daily  number of shares  outstanding  during the
                   period, entitled to receive dividends; and
          d =      maximum offering price per share on the last day of
                   the period.

                  For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by the Portfolio is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Portfolio. Except as noted below, interest earned on debt obligations held by the Portfolio is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by the Portfolio to all shareholder accounts in proportion to the length of the base period and the Portfolio's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

                  With respect to receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) the Portfolio may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.

                    INDEPENDENT ACCOUNTANTS AND COUNSEL

                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at 2 Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Fund. The financial statements that are incorporated by reference in this STATEMENT OF ADDITIONAL INFORMATION have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

                  Willkie Farr & Gallagher serves as counsel for the Fund and provides legal services from time to time for CSAM and CSAMSI.

                             FINANCIAL STATEMENT



                  The Fund's audited ANNUAL REPORT dated October 31, 1999, which either accompanies this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, is incorporated herein by reference with respect to all information regarding the Portfolio included therein. The Fund will furnish without charge a copy of its ANNUAL REPORT upon request by calling the Fund at 1-800-222-8977.

                                 APPENDIX A

                            DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

                  Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.


                  BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the ratings used by Moody's for corporate bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MUNICIPAL NOTE RATINGS

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                  "SG" - This designation denotes speculative quality and lack of margins of protection.

                  Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                       STATEMENT OF ADDITIONAL INFORMATION


                               SEPTEMBER 12, 2000

                     CREDIT SUISSE INSTITUTIONAL FUND, INC.

                      WARBURG PINCUS CASH RESERVE PORTFOLIO

              This STATEMENT OF ADDITIONAL INFORMATION provides information about Credit Suisse Institutional Fund, Inc. (the "Fund"), relating to the Cash Reserve Portfolio (the "Portfolio") that supplements information that is contained in the Prospectus for the Portfolio dated September 12, 2000, as amended from time to time (the "PROSPECTUS"), and is incorporated by reference in its entirety into that PROSPECTUS.

              This STATEMENT OF ADDITIONAL INFORMATION is not itself a prospectus and no investment in shares of the Portfolio should be made solely upon the information contained herein. Copies of the PROSPECTUS and information regarding the Portfolio's current performance and the status of shareholder accounts may be obtained by writing or telephoning:



                        Credit Suisse Institutional Funds
                                  P.O. Box 9030
                              Boston, MA 02205-9030
                                 1-800-222-8977

                                    CONTENTS


                                                                       PAGE
INVESTMENT OBJECTIVE......................................................1
GENERAL...................................................................1
         Price and Portfolio Maturity.....................................1
         Portfolio Quality and Diversification............................1
INVESTMENT POLICIES.......................................................2
         Bank Obligations.................................................2
         Variable Rate Master Demand Notes................................2
         Government Securities............................................3
         When-Issued Securities...........................................3
         Repurchase Agreements............................................4
         Reverse Repurchase Agreements and Borrowings.....................4
OTHER INVESTMENT LIMITATIONS..............................................4
PORTFOLIO VALUATION.......................................................6
PORTFOLIO TRANSACTIONS AND TURNOVER.......................................6
MANAGEMENT OF THE FUND....................................................7
         Officers and Board of Directors..................................7
         Estimated Directors' Compensation...............................11
         Control Persons and Principal Holders of Securities.............11
         Investment Adviser and Administrator............................11
         Custodian and Transfer Agent....................................12
         Distribution and Shareholder Servicing..........................13
         Organization of the Fund........................................13
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................13
EXCHANGE PRIVILEGE.......................................................14
ADDITIONAL INFORMATION CONCERNING TAXES..................................14
         The Portfolio and Its Investments...............................15
DETERMINATION OF YIELD...................................................17
INDEPENDENT ACCOUNTANTS AND COUNSEL......................................18
FINANCIAL STATEMENTS.....................................................18
APPENDIX................................................................A-1
         Description of Commercial Paper Ratings........................A-1

                              INVESTMENT OBJECTIVE

              The following information supplements the discussion of the Portfolio's investment objective and policies in the PROSPECTUS. There are no assurances that the Portfolio will achieve its investment objective.

              The investment objective of the Portfolio is to provide investors with high current income consistent with liquidity and stability of principal.

              Unless otherwise indicated, the Portfolio is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below.

              The Portfolio is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future.

                                    GENERAL

              PRICE AND PORTFOLIO MATURITY. The Portfolio invests only in securities which are purchased with and payable in U.S. dollars and which have (or, pursuant to regulations adopted by the Securities and Exchange Commission (the "SEC"), are deemed to have) remaining maturities of 397 calendar days or less at the date of purchase by the Portfolio. For this purpose, variable rate master demand notes (as described below), which are payable on demand, or, under certain conditions, at specified periodic intervals not exceeding 397 calendar days, in either case on not more than 30 days' notice, will be deemed to have remaining maturities of 397 calendar days or less. The Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less. The Portfolio follows these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis.

              PORTFOLIO QUALITY AND DIVERSIFICATION. The Portfolio will limit its investments to securities that its Board determines present minimal credit risks and which are "Eligible Securities" at the time of acquisition by the Portfolio. The term Eligible Securities includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (i) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) one NRSRO, if only one NRSRO has issued a rating with respect to such security or issuer at the time that the Portfolio acquires the security. The Portfolio may purchase securities that are unrated at the time of purchase that the Portfolio's investment adviser (the "Adviser") deems to be of comparable quality to rated securities that the Portfolio may purchase. The NRSROs currently designated as such by the SEC are Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc., Duff and Phelps, Inc. and IBCA Limited and its affiliate, IBCA, Inc. A discussion of the ratings categories of the NRSROs is contained in the Appendix to this STATEMENT OF ADDITIONAL INFORMATION.

              The Portfolio is subject to certain credit quality, maturity and diversification requirements under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), as operating policies. Under these policies, there are two tiers of Eligible Securities, first and second tier, based on their ratings by NRSROs or, if the securities are unrated, on determinations by the Adviser. These policies generally restrict the Portfolio from investing more than 5% of its assets in second tier securities and limit to 5% of assets the portion that may be invested in any one issuer. In accordance with Rule 2a-7, the Portfolio may invest up to 25% of its assets in the first tier securities of a single issuer for a period of up to three days

              INVESTMENT POLICIES

              BANK OBLIGATIONS. The Portfolio may purchase bank obligations, including United States dollar-denominated instruments issued or supported by the credit of the United States or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. While the Portfolio will invest in obligations of foreign banks or foreign branches of United States banks only if the Adviser deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of United States banks due to differences in political, regulatory and economic systems and conditions. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks.

              VARIABLE RATE MASTER DEMAND NOTES. The Portfolio may also purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Portfolio may demand payment of principal and accrued interest at any time and may resell the note at any time to a third party. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.

              Variable rate master demand notes held by the Portfolio may have maturities of more than thirteen months, provided: (i) the Portfolio is entitled to payment of principal and accrued interest upon not more than seven days' notice and (ii) the rate of interest on such notes is adjusted automatically at periodic intervals which may extend up to thirteen months. In determining the Portfolio's average weighted portfolio maturity and whether a variable rate master demand note has a remaining maturity of thirteen months or less, each note will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount owed can be recovered through demand. In determining whether an unrated variable rate master demand note is of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service or when purchasing variable rate master demand notes, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer of the note and will continuously monitor its financial condition. In addition, when necessary to ensure that a note is of "high quality," the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter of line of credit, guarantee or commitment to lend.

              In the event an issuer of a variable rate master demand note defaults on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. However, the Portfolio will invest in such instruments only where the Adviser believes that the risk of such loss is minimal. In determining average weighted portfolio maturity, a variable rate master demand note will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand note period.

              GOVERNMENT SECURITIES. Government Securities in which the Portfolio may invest include Treasury Bills, Treasury Notes and Treasury Bonds; other obligations that are supported by the full faith and credit of the United States Treasury, such as Government National Mortgage Association pass-through certificates; obligations that are supported by the right of the issuer to borrow from the Treasury, such as securities of Federal Home Loan Banks; and obligations that are supported only by the credit of the instrumentality, such as Federal National Mortgage Association bonds.

              WHEN-ISSUED SECURITIES. The Portfolio may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 20% of the value of its total assets absent unusual market conditions, and that a commitment by the Portfolio to purchase when-issued securities will generally not exceed 45 days. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

              When the Portfolio agrees to purchase when-issued securities, its custodian will set aside cash or liquid securities in a segregated account equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio will set aside cash and liquid assets to satisfy its purchase commitments in the manner described, the Portfolio's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

              When the Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

              REPURCHASE AGREEMENTS. The Portfolio may agree to purchase money market instruments from financial institutions such as banks and broker-dealers subject to the seller's agreement to repurchase them at an agreed-upon date and price ("repurchase agreements"). The repurchase price generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Default by a seller, if the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, could expose the Portfolio to possible loss, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights thereto. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements will be held by the Portfolio's custodian or in the Federal Reserve/Treasury book-entry system or another authorized securities depository.

              REVERSE REPURCHASE AGREEMENTS AND BORROWINGS. The Portfolio may borrow funds for temporary purposes and not for leverage by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed-upon date and price. At the time the Portfolio enters into such an arrangement (a "reverse repurchase agreement"), it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

                          OTHER INVESTMENT LIMITATIONS

              The investment limitations numbered 1 through 5 may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 6 through 9 may be changed by a vote of the Fund's Board of Directors (the "Board") at any time. If a percentage restriction (other than the percentage limitations set forth in No. 1 and No. 8) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

       The Portfolio may not:

1. Borrow money, issue senior securities or enter into reverse repurchase agreements except for temporary or emergency purposes and not for leveraging, and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such transactions constituting borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Portfolio's assets at the time of such borrowing. Whenever borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments.


2. Purchase any securities which would cause more than 25% of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of obligations issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions or certificates of deposit, time deposits, savings deposits and bankers' acceptances.


3. Make loans except that the Portfolio may lend portfolio securities, may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements.


4. Underwrite any issue of securities except to the extent that the purchase of debt obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.


5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Portfolio may purchase securities issued by companies that invest in real estate or interests therein.


6.     Write or sell puts, calls, straddles, spreads or combinations thereof.


7. Purchase securities on margin, make short sales of securities or maintain a short position.


8. Invest more than 10% of the value of the Portfolio 's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days after notice by the Portfolio, variable rate master demand notes providing for settlement upon maturities longer than seven days and savings accounts which require more than seven days' notice prior to withdrawal shall be considered illiquid securities.


9.     Invest in oil, gas or mineral leases.

                               PORTFOLIO VALUATION

              The Portfolio's securities are valued on the basis of amortized cost. Under this method, the Portfolio values a portfolio security at cost on the date of purchase and thereafter assumes a constant value of the security for purposes of determining net asset value, which normally does not change in response to fluctuating interest rates. Although the amortized cost method seems to provide certainty in portfolio valuation, it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount the Portfolio would receive if it sold the securities. In connection with amortized cost valuation, the Board has established procedures that are intended to stabilize the Portfolio's net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the Portfolio's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviations from the Portfolio's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the Portfolio's average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of the Portfolio's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.


                       PORTFOLIO TRANSACTIONS AND TURNOVER

              Credit Suisse Asset Management, LLC, the Portfolio's investment adviser ("CSAM"), is responsible for establishing, reviewing, and, where necessary, modifying the Portfolio's investment program to achieve its investment objective and will select specific portfolio investments and effect transactions for the Portfolio. Purchases and sales of portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with dealers who specialize in money market instruments. CSAM seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, CSAM may, in its discretion, effect transactions in portfolio securities with dealers who provide the Portfolio with research advice or other services.

              Investment decisions for the Portfolio concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as the Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price, and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Portfolio. In some instances, this investment procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained or sold for the Portfolio. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

              In no instance will portfolio securities be purchased from or sold to CSAM, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies, except pursuant to an exemption received from the SEC. In addition, the Portfolio will not give preference to any institutions with whom the Fund on behalf of the Portfolio enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

              The Portfolio does not intend to seek profits through short-term trading. The Portfolio's annual portfolio turnover will be relatively high but its portfolio turnover is not expected to have a material effect on its net income. Portfolio turnover is expected to be zero for regulatory reporting purposes.

                             MANAGEMENT OF THE FUND

              OFFICERS AND BOARD OF DIRECTORS

              The business and affairs of the Fund are managed by the Board of Directors in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. Under the Fund's Charter, the Board may classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

              The names (and ages) of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard H. Francis (68)             Director
40 Grosvenor Road                   Currently retired; Executive Vice President
Short Hills, New Jersey 07078       and  Chief Financial Officer of Pan Am
                                    Corporation and Pan American World Airways,
                                    Inc. from 1988 to 1991; Director of The
                                    Infinity Mutual Funds, BISYS Group
                                    Incorporated; Director/Trustee of other
                                    CSAM-advised investment companies.

Jack W. Fritz (73)                  Director
2425 North Fish Creek Road          Private investor; Consultant and Director of
P.O. Box 483                        Fritz Broadcasting, Inc. and Fritz
Wilson, Wyoming 83014               Communications (developers and operators of
                                    radio stations) since 1987; Director of
                                    Advo, Inc. (direct mail advertising);
                                    Director/Trustee of other CSAM-advised
                                    investment companies.

Jeffrey E. Garten (53)              DIRECTOR
Box 208200                          Dean of Yale School of Management and
New Haven, Connecticut 06520-8200   William S. Beinecke Professor in the
                                    Practice of International Trade and Finance;
                                    Undersecretary of Commerce for International
                                    Trade from November 1993 to October 1995;
                                    Professor at Columbia University from
                                    September 1992 to November 1993; Director of
                                    Aetna, Inc.; Director of Calpine Energy
                                    Corporation; Director/Trustee of other
                                    CSAM-advised investment companies.

James S. Pasman, Jr. (69)           Director
29 The Trillium                     Currently retired; President and Chief
Pittsburgh, Pennsylvania 15238      Operating Officer of National InterGroup,
                                    Inc. from April 1989 to March 1991; Chairman of Permian Oil Co. from April 1989 to March
                                    1991; Director of Education Management
                                    Corp., Tyco International Ltd.; Trustee, BT
                                    Insurance Funds Trust; Director/Trustee of other CSAM-advised investment companies.

William W. Priest* (58)             Chairman of the Board
466 Lexington Avenue                Chairman of CSAM since 2000, Managing
New York, New York 10017            Director of CSAM since 1990, Chief
                                    Executive Officer of CSAM from
                                    1990 to 2000; Director/Trustee of other
                                    CSAM-advised investment companies.



--------
* Indicates a Director/Trustee who is an "interested person" of the Fund as defined in the 1940 Act.

Steven N. Rappaport (52)            Director
40 East 52nd Street,                President of Loanet, Inc. (on-line
New York, New York 10022            accounting service) since 1997; Executive
                                    Vice President of Loanet, Inc. from 1994 to
                                    1997; Director, President, North American
                                    Operations, and former Executive Vice
                                    President from 1992 to 1993 of Worldwide
                                    Operations of Metallurg Inc.; Executive Vice
                                    President, Telerate, Inc. from 1987 to 1992;
                                    Partner in the law firm of Hartman & Craven until 1987; Director/Trustee of other
                                    Warburg Pincus Funds and other CSAM-advised investment companies.

Alexander B. Trowbridge (70)        Director
1317 F Street, N.W., 5th Floor      President of Trowbridge Partners, Inc.
Washington, DC 20004                (business consulting) since January 1990;
                                    Director or Trustee of ICOS Corporation
                                    (biopharmaceuticals), IRI International
                                    (energy services), The Rouse Company (real estate development), Harris Corp.
                                    (electronics and communications equipment),
                                    The Gillette Co. (personal care products) and Sunoco, Inc. (petroleum refining and marketing); Director/Trustee of other
                                    CSAM-advised investment companies.

Eugene L. Podsiadlo (43)            President
466 Lexington Avenue                Managing Director of CSAM; Associated with
New York, New York 10017-3147       CSAM since New Credit Suisse acquired the
                                    Funds' predecessor adviser in July 1999;
                                    with the predecessor adviser since 1991;
                                    Vice President of Citibank, N.A. from 1987 to 1991; Officer of CSAMSI and of other
                                    CSAM-advised investment companies.


Hal Liebes, Esq. (36)               Vice President and Secretary
466 Lexington Avenue                Managing Director and General Counsel of
New York, New York 10017            CSAM; Associated with Lehman Brothers, Inc.
                                    from 1996 to 1997; Associated with CSAM from 1995 to 1996; Associated with CS First
                                    Boston Investment Management from 1994 to
                                    1995; Associated with Division of
                                    Enforcement, U.S. Securities and Exchange
                                    Commission from 1991 to 1994; Officer of
                                    CSAMSI and other CSAM-advised investment companies.

Michael A. Pignataro (40)           Treasurer and Chief Financial Officer
466 Lexington Avenue                Vice President and Director of Fund
New York, New York 10017            Administration of CSAM; Associated with CSAM
                                    since 1984; Officer of other CSAM-advised investment companies.

Stuart J. Cohen, Esq. (31)          Assistant Secretary
466 Lexington Avenue                Vice President and Legal Counsel of CSAM;
New York, New York 10017-3147       Associated with CSAM since Credit Suisse
                                    acquired the Funds' predecessor adviser in July 1999; with the predecessor adviser since 1997; Associated with the law firm of Gordon Altman Butowsky Weitzen Shalov & Wein from 1995 to 1997; Officer of other
                                    CSAM-advised investment companies.

Rocco A. DelGuercio (37)            Assistant Treasurer
466 Lexington Avenue                Assistant Vice President and Administrative
New York, New York 10017            Officer of CSAM; Associated with CSAM since
                                    June 1996; Assistant Treasurer, Bankers
                                    Trust Corp. -- Fund Administration from
                                    March 1994 to June 1996; Officer of other
                                    CSAM-advised investment companies.

              No employee of CSAM, CSAMSI, PFPC Inc., the Fund's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of CSAM, CSAMSI, PFPC or any of their affiliates receives the following annual and per-meeting fees:


------------------------------- -------------------------------- -----------------------------
    ANNUAL FEE AS DIRECTOR            FEE FOR EACH BOARD              FEE FOR EACH AUDIT
                                       MEETING ATTENDED           COMMITTEE MEETING ATTENDED
------------------------------- -------------------------------- -----------------------------
             $750                            $250                           $250*
------------------------------- -------------------------------- -----------------------------

--------------------

* The Chairman of the Audit Committee receives $325 for each Audit Committee Meeting attended.

              Each Director is reimbursed for expenses incurred in connection with his attendance at Board meetings.

              ESTIMATED DIRECTORS' COMPENSATION


                                                                    TOTAL COMPENSATION FROM ALL
                                        COMPENSATION FROM          INVESTMENT COMPANIES IN FUND
NAME OF DIRECTOR                            THE FUND                          COMPLEX(1)
----------------                            --------                          ----------
WILLIAM W. PRIEST(2)                          NONE                              NONE

RICHARD H. FRANCIS                           $2,500                           $112,500

JACK W. FRITZ                                $2,500                           $112,500

JEFFREY E. GARTEN                            $2,500                           $60,000

JAMES S. PASMAN, JR.                         $2,500                           $112,500

STEVEN N. RAPPAPORT                          $2,500                           $112,500

ALEXANDER B. TROWBRIDGE                      $2,725                           $122,625

--------------------

(1) Each Director serves as a Director or Trustee of 45 investment companies and portfolios for which CSAM serves as investment adviser ("Fund Complex"), except for Mr. Garten, who serves as Director or Trustee of 24 investment companies and portfolios in the Fund Complex.

(2) Mr. Priest receives compensation as an affiliate of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

              Credit Suisse Asset Management International, an affiliate of CSAM, will hold all of the shares of the Portfolio on the date the Fund's Registration Statement becomes effective.


              INVESTMENT ADVISER AND ADMINISTRATOR


              CSAM, located at 466 Lexington Avenue, New York, New York 10017, serves as investment adviser to the Portfolio pursuant to a written agreement (the "Advisory Agreement"). CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $737.5 billion of global assets under management and employs approximately 63,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

              CSAM, subject to the control of the Fund's officers and the Board, manages the investment and reinvestment of the assets of the Portfolio in accordance with the Portfolio's investment objective and stated investment policies. CSAM makes investment decisions for the Portfolio and places orders to purchase or sell securities on behalf of the Portfolio. CSAM also employs a support staff of management personnel to provide services to the Fund and furnishes the Fund with office space, furnishings and equipment.

              For the services provided pursuant to the Advisory Agreement, CSAM is entitled to receive a fee, computed daily and payable monthly, at the annual rate of .10% of the value of the Portfolio's average daily net assets. CSAM and the Portfolio's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Portfolio.

              PFPC serves as administrator to the Portfolio pursuant to a separate written agreement. As administrator, PFPC calculates the Portfolio's net asset value, provides all accounting services for the Portfolio and assists in related aspects of the Portfolio's operations. As compensation, the Portfolio pays PFPC a fee calculated at an annual rate of .10% of the Portfolio's first $500 million in average daily net assets, .075% of the next $1 billion in average daily net assets, and .05% of average daily net assets over $1.5 billion. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

              CUSTODIAN AND TRANSFER AGENT

              State Street Bank and Trust Company ("State Street") acts as the custodian for the Portfolio pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of the Portfolio, (b) holds and transfers portfolio securities on account of the Portfolio, (c) accepts receipts and makes disbursements of money on behalf of the Portfolio, (d) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities, and (e) makes periodic reports to the Board of Directors concerning the Portfolio operations. State Street is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Portfolio, provided that State Street remains responsible for the performance of all its duties under the Custodian Agreement and hold the Portfolio harmless from the negligent acts and omissions of any sub-custodian. For its services to the Portfolio under the Custodian Agreement, State Street receives a fee which is calculated based upon the average daily market value of the Portfolio's assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Portfolio.


              State Street has agreed to serve as the Portfolio's shareholder servicing, transfer and dividend disbursing agent pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of the Portfolio, (ii) addresses and mails all communications by the Portfolio to record owners of the Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts, and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Portfolio. State Street has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50% owned subsidiary, responsibility for most shareholder servicing functions. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

              DISTRIBUTION AND SHAREHOLDER SERVICING

              CSAMSI serves as the distributor of the Portfolio. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

              The Portfolio has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other industry professionals (collectively, "Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Portfolio's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Portfolio may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Portfolio in proper form will be priced at the Portfolio's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if shares are purchased directly from the Portfolio. Service Organizations may also be reimbursed for marketing costs. The Portfolio may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing the services.

              ORGANIZATION OF THE FUND

              The Portfolio is a portfolio of an open-end series investment company, the Fund, which has one class of common stock outstanding. The Fund was incorporated on May 13, 1992 under the laws of the State of Maryland under the name of "Warburg, Pincus Institutional Fund, Inc." On May 11, 2000, the Fund changed its name to "Credit Suisse Institutional Fund, Inc." The Fund's charter authorizes the Board of Directors to issue sixteen billion full and fractional shares of capital stock, par value $.001 per share. Shares of twelve series have been classified, one of which constitute the interests in the Portfolio.

              The Portfolio is a diversified, open-end management investment company.

              All shareholders of the Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

              The Portfolio has elected to be governed by Rule 18f-1 under the 1940 Act as a result of which the Portfolio is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of the period.

                               EXCHANGE PRIVILEGE

              Shareholders of the Portfolio may exchange all or part of their shares for shares of another portfolio or other portfolios of the Fund organized by CSAM in the future or another Credit Suisse Institutional Fund on the basis of their relative net asset values per share at the time of exchange. The exchange privilege enables shareholders to acquire shares in a fund or portfolio with a different investment objective when they believe that a shift between funds or portfolios is an appropriate investment decision.

              If an exchange request is received by Credit Suisse Institutional Funds or its agent prior to the close of regular trading on the NYSE, the exchange will be made at the Portfolio's net asset value next determined on that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. The Portfolio may refuse exchange purchases at any time without notice.

              The exchange privilege is available to investors in any state in which the shares being acquired may be legally sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of the Portfolio for shares in another Credit Suisse Institutional Fund or portfolio of the Fund should review the prospectus of the other fund or portfolio prior to making an exchange. For further information regarding the exchange privilege or to obtain an current prospectus for another Credit Suisse Institutional Fund or portfolio of the Fund, an investor should contact Credit Suisse Institutional Funds at 1-800-222-8977.

              The Portfolio reserves the right to refuse exchange purchases by any person or group if, in CSAM's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Portfolio receives or anticipates receiving large exchange orders at or about the same time and when a pattern of exchanges within a short period of time (often associated with a marketing timing strategy) is discerned. The Portfolio reserves the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

                    ADDITIONAL INFORMATION CONCERNING TAXES

              The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Portfolio. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Portfolio. The summary is based on the laws in effect on the date of this STATEMENT OF ADDITIONAL INFORMATION and existing judicial and administrative interpretations thereof, both of which are subject to change.

              THE PORTFOLIO AND ITS INVESTMENTS

              The Portfolio intends to continue to qualify as a regulated investment company during each taxable year under Part I of Subchapter M of the Code. To so qualify, the Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Portfolio controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

              As a regulated investment company, the Portfolio will not be subject to United States federal income tax on its investment company taxable income (I.E., income other than any excess of its net realized long-term capital gains over its net realized short-term capital losses ("net realized capital gains")) or on its net realized capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income, plus or minus certain other adjustments as specified in the Code, is distributed to its shareholders, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Any dividend declared by the Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided that such dividend is actually paid by the Portfolio during January of the following calendar year.

              The Portfolio intends to declare dividend distributions daily and pay them monthly. The Board will determine annually whether to distribute any net realized capital gains. The Portfolio currently expects to distribute any such excess annually to its shareholders. However, if the Portfolio retains for investment an amount equal to all or a portion of its net realized capital gains, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Portfolio will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Portfolio on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their tax liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in their income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Portfolio upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

              The Code imposes a 4% nondeductible excise tax on the Portfolio to the extent the Portfolio does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or over distribution, as the case may be, from the previous year. The Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

              Although the Portfolio expects to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of the Portfolio's income which is treated as earned in any such state or locality could be subject to state and local tax. Any taxes paid by the Portfolio would reduce the amount of income and gains available for distribution to shareholders.

              If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains or tax-exempt interest income. If the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

              Investors in the Portfolio should be aware that it is possible that some portion of the Portfolio's income from investments in obligations of foreign banks could become subject to foreign taxes.

              While the Portfolio does not expect to realize net realized capital gains, any such realized gains will be distributed as described in the PROSPECTUS. Such distributions ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Portfolio shares, and will be designated as capital gain dividends in a written notice mailed by the Portfolio to shareholders after the close of the Portfolio's taxable year. Gain or loss, if any, recognized on the sale or other disposition of shares of the Portfolio will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of the Portfolio before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share.

              A shareholder of the Portfolio receiving dividends or distributions in additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount.

              Each shareholder of the Portfolio will receive an annual statement as to the federal income tax status of his dividends and distributions from the Portfolio for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Portfolio's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding year.

              If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to withholding, then the shareholder may be subject to a 31% "backup withholding" tax with respect to taxable dividends and distributions. An individual's taxpayer identification number is his social security number. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

             THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX
           CONSEQUENCES AFFECTING THE PORTFOLIO AND ITS SHAREHOLDERS.
        SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH
            RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN
                          INVESTMENT IN THE PORTFOLIO.


                             DETERMINATION OF YIELD

              From time to time, the Portfolio may quote its yield and effective yield, in advertisements or in reports and other communications to shareholders. The Portfolio's seven-day yield is calculated by (i) determining the net change in the value of a hypothetical pre-existing account in the Portfolio having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, (ii) dividing the net change by the value of the account at the beginning of the period to obtain the base period return and (iii) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. The Portfolio's seven-day compound effective annualized yield is calculated by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

              The Portfolio's yield will vary from time to time depending upon market conditions, the composition of the Portfolio and operating expenses allocable to it. Yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with other investment alternatives. However, the Portfolio's yield will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. In comparing the Portfolio's yield with that of other money market funds, investors should give consideration to the quality and maturity of the portfolio securities of the respective funds.

                      INDEPENDENT ACCOUNTANTS AND COUNSEL

              PricewaterhouseCoopers LLP ("PwC"), with principal offices at 2 Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Fund. The financial statement that is incorporated by reference into this Statement of Additional Information have been audited by PwC and have been incorporated by reference herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

              Willkie Farr & Gallagher serves as counsel for the Fund and provides legal services from time to time for CSAM and CSAMSI.

                             FINANCIAL STATEMENTS


              The Fund's audited ANNUAL REPORT dated October 31, 1999, which either accompanies this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, is incorporated herein by reference with respect to all information regarding the Portfolio included therein. The Fund will furnish without charge a copy of its ANNUAL REPORT upon request by calling the Fund at 1-800-222-8977

                                    APPENDIX

              DESCRIPTION OF COMMERCIAL PAPER RATINGS

              Commercial paper rated A-1 by Standard & Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

              The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investor Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

              Short term obligations, including commercial paper, rated A1 + by IBCA are obligations supported by the highest capacity for timely repayment. Obligations rated A1 have a very strong capacity for timely repayment. Obligations rated A2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

              Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

              Duff & Phelps, Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1-indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

                                     PART C

                                OTHER INFORMATION

Item 23.          Exhibits
                  --------

Exhibit No.            Description of Exhibit
-----------            ----------------------

     a  (1)            Articles of Incorporation. (1)

        (2)            Articles of Amendment establishing the International Equity Portfolio. (1)

        (3)            Articles Supplementary designating the Small Company Growth Portfolio. (1)

        (4)            Articles Supplementary increasing the number of authorized shares (2)

        (5)            Articles Supplementary designating the Emerging Markets Portfolio. (3)

        (6)            Articles Supplementary designating the Value Portfolio. (4)

        (7)            Articles Supplementary designating the Japan Growth Portfolio, the Small
                       Company Value Portfolio and the Post-Venture Capital Portfolio. (5)


 (1) Incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, filed with the Commission on August 18, 1995.

 (3) Incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A, filed with the Commission on April 19, 1996.

 (4) Incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, filed with the Commission on August 20, 1996.

 (5) Incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, filed with the Commission on January 31, 1997.


      (8)              Articles of Amendment changing the name of the Post-Venture Capital
                       Portfolio to the Warburg Pincus Post-Venture Capital Portfolio. (6)

      (9)              Articles of Amendment changing the name of Warburg, Pincus Institutional
                       Fund, Inc. to Credit Suisse Institutional Fund, Inc. (6)

      (10)             Articles Supplementary designating the Cash Reserve Portfolio, the Global
                       Telecommunications Portfolio, the High Yield Portfolio, the Long-Short
                       Market Neutral Portfolio and the Major Foreign Markets Portfolio. (6)

     b(1)              By-Laws. (1)

      (2)              Amendment to By-Laws. (7)

      (3)              Form of Amendment to By-Laws. (8)

      (4)              Amendment to By-Laws (6)

     c                 Registrant's Forms of Stock Certificates. (1)

     d(1)              Investment Advisory Agreement. (9)

      (2)              Form of Investment Advisory Agreement -- Cash Reserve Portfolio. (6)

      (3)              Form of Investment Advisory Agreement -- Global Telecommunications
                       Portfolio. (6)

 (5) Incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed with the Commission on August 12, 1997.

 (6) Incorporated by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A filed with the Commission on May 30, 2000.

 (7) Incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A, filed with the Commission on July 2, 1996.

 (8) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A of Warburg, Pincus Global Fixed Income Fund, Inc. filed on February 17, 1998 (Securities Act File No. 33-36066).

 (9) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit to the Registration Statement on Form N-14 of Warburg, Pincus Global Post-Venture Capital Fund, Inc., filed November 4, 1999 (Securities Act File No. 333-90341).

        (4)            Form of Investment Advisory Agreement -- High Yield Portfolio. (6)

        (5)            Form of Investment Advisory Agreement -- Long-Short Market Neutral
                       Portfolio. (6)

        (6)            Form of Investment Advisory Agreement -- Major Foreign Markets Portfolio. (6)

        (7)            Sub-Investment Advisory Agreement between Abbott Capital Management,
                       LLC and the Post-Venture Capital Portfolio. (10)

        (8)            Form of Sub-Investment Advisory Agreement between Credit Suisse Asset
                       Management Limited and the Global Telecommunication Portfolio. (6)

       e(1)            Form of Distribution Agreement with Credit Suisse Asset Management Securities, Inc. (6)

       f               Not applicable.

       g(1)            Form of Custodian Contract with State Street Bank and Trust Company ("State Street")--Small
                       Company Growth Portfolio and Emerging Markets Portfolio. (11)

        (2)            Form of Custodian Contract with State Street Bank & Trust Company -- Japan Growth Portfolio,
                       Post-Venture Capital Portfolio and Small Company Value Portfolio. (5)

        (3)            Form of Custodian Contract with State Street Bank & Trust Company -- International Equity,
                       Global Fixed Income and Value Portfolios. (11)

        (4)            Form of Custodian Contract with State Street Bank & Trust Company -- Cash Reserve Portfolio
                       and Major Foreign Markets Portfolio. (11)

(10) Incorporated by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed with the Commission on August 30, 2000.


 (11) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit to the Registration Statement on Form N-14 of Warburg, Pincus Managed EAFE-Registered Trademark- Countries Fund, Inc. filed on
         November 5, 1997 (Securities Act File No. 333-39611).


          (5)          Form of Custodian Contract with Custodial Trust Company -- Long-Short Market
                       Neutral Portfolio. (12)

          (6)          Form of Custodian Contract with Brown Brothers Harriman & Co. -- Global Telecommunications
                       Portfolio and High Yield Portfolio. (13)

         h(1)          Form of Transfer Agency and Service Agreement. (14)

          (2)(A)       Form of Letter Agreement under the Transfer Agency and Service Agreement -- the Small
                       Company Growth Portfolio. (1)

          (2)(B)       Form of Letter Agreement under the Transfer Agency and Service Agreement -- the Japan
                       Growth Portfolio. (5)

          (2)(C)       Form of Letter Agreement under the Transfer Agency and Service Agreement -- the Small
                       Company Value Portfolio. (5)

          (2)(D)       Form of Letter Agreement under the Transfer Agency and Service Agreement -- the Post-Venture
                       Capital Portfolio. (5)

          (2)(E)       Form of Letter Agreement under the Transfer Agency and Service Agreement -- the Cash Reserve
                       Portfolio, the Global Telecommunications Portfolio, the High Yield Portfolio, the Long-Short
                       Market Neutral Portfolio and the Major Foreign Markets Portfolio. (6)

 (12) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Long-Short Market Neutral Fund, Inc. filed on August 14, 1998 (Securities Act File No. 333-60687).

 (13) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Emerging Markets II Fund, Inc., filed on August 14, 1998 (Securities Act File No. 333-60677).

 (14) Incorporated by reference; material provisions of this exhibit substantially similar to those of this exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Trust filed on June 14, 1995 (Securities Act File No. 33-58125).

          (3)          Form of Co-Administration Agreement with Credit Suisse Asset Management Securities, Inc. (9)

          (4)(A)       Form of Co-Administration Agreements with PFPC Inc. (11)

          (4)(B)       Form of Letter Agreement with PFPC Inc. relating to the Emerging Markets Portfolio. (3)

          (4)(C)       Form of Letter Agreement with PFPC Inc. relating to the Value Portfolio. (4)

          (4)(D)       Form of Co-Administration Agreement with PFPC Inc. relating to the Japan Growth Portfolio. (5)

          (4)(E)       Form of Co-Administration Agreement with PFPC Inc. relating to the Small Company Value Portfolio. (5)

          (4)(F)       Form of Co-Administration Agreement with PFPC Inc. relating to the Post-Venture Capital Portfolio. (5)

          (4)(G)       Form of Co-Administration Agreement with PFPC Inc. relating to the Cash Reserve Portfolio, the Global
                       Telecommunications Portfolio, the High Yield Portfolio, the Long-Short Market Neutral Portfolio and
                       the Major Foreign Markets Portfolio. (6)

          (4)(H)       Fee Agreement with PFPC Inc. (10)

          (5)          Form of Services Agreement. (15)

        i (1)          Consent of Willkie Farr & Gallagher, counsel to the Fund.

          (2)          Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund. (16)

          (3)          Consent of Willkie Farr & Gallagher, counsel to the Fund, and Opinion of Willkie Farr & Gallagher relating to the establishment of the Japan Growth Portfolio, Small Company Value Portfolio and
                       Post-Venture Capital Portfolio. (5)

 (15) Incorporated by reference; material provisions of this exhibit are substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Japan Growth Fund, Inc. filed on December 18, 1995 (Securities Act File No. 33-63655).

 (16) Incorporated by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A, filed with the Commission on February 24, 2000.


          (4)          Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund, and Opinion of Willkie Farr
                       & Gallagher relating to the establishment of the Cash Reserve Portfolio, Global Telecommunications
                       Portfolio, High Yield Portfolio, Long-Short Market Neutral Portfolio and Major Foreign Markets
                       Portfolio. (6)

          (5)          Opinion and consent of Hamada & Matsumoto, Japanese counsel to the Fund, with respect to the Japan
                       Growth Portfolio. (16)

         j(1)          Not applicable.

          (2)          Powers of Attorney. (9)

         k             Not applicable.

         l(1)          Purchase Agreement pertaining to the International Equity Portfolio and Global Fixed
                       Income Portfolio. (1)

          (2)          Form of Purchase Agreement pertaining to the Small Company Growth Portfolio. (1)

          (3)          Form of Purchase Agreement pertaining to the Emerging Market Portfolio. (3)

          (4)          Form of Purchase Agreement relating to the Value Portfolio. (4)

          (5)          Form of Purchase Agreement relating to the Japan Growth Portfolio. (5)

          (6)          Form of Purchase Agreement relating to the Small Company Value Portfolio. (5)

          (7)          Form of Purchase Agreement relating to the Post-Venture Capital Portfolio. (5)

          (8)          Form of Purchase Agreement relating to the Cash Reserve Portfolio, the Global
                       Telecommunications Portfolio, the

                       High Yield Portfolio, the Long-Short Market Neutral Portfolio and the Major
                       Foreign Markets Portfolio. (6)

        m              Not applicable.

        n              Not applicable.

        o              Not applicable.

        p(1)           Form of Code of Ethics for Credit Suisse Asset Management, LLC. (17)

         (2)           Amended Form of Code of Ethics for Credit Suisse Asset Management, LLC. (10)

         (3)           Form of Code of Ethics for Abbott Capital Management, LLC. (17)

         (4)           Form of Code of Ethics for Credit Suisse Asset Management Limited (London). (10)

Item 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
                  WITH REGISTRANT

                  From time to time, Credit Suisse Asset Management, LLC ("CSAM, LLC"), Registrant's investment adviser, may be deemed to control Registrant and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. CSAM, LLC has three wholly-owned subsidiaries:
Warburg, Pincus Asset Management International, Inc., a Delaware corporation; Warburg Pincus Asset Management (Japan), Inc., a Japanese corporation; and Warburg Pincus Asset Management (Dublin) Limited, an Irish corporation.

Item 25.          INDEMNIFICATION

                  Registrant, officers and directors of CSAM, LLC, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Registration Statement of Warburg, Pincus Post-Venture Capital Fund, Inc., filed on June 21, 1995.


 (17) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Warburg, Pincus Trust filed on April 26, 2000 (Securities Act File No. 33-58125).

Item 26.          (a)      BUSINESS AND OTHER CONNECTIONS OF
                           INVESTMENT ADVISER

                  CSAM, LLC acts as investment adviser to each Portfolio. CSAM, LLC renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of CSAM, LLC, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by CSAM, LLC (SEC File No. 801-37170).

                  (b)      BUSINESS AND OTHER CONNECTIONS OF
                           SUB-INVESTMENT ADVISER AND ADMINISTRATOR

                  Abbott Capital Management, LLC ("Abbott") acts as sub-investment adviser for the Registrant's Post-Venture Capital Portfolio. Abbott renders investment advice and provides full-service private equity programs to clients. The list required by this Item 26 of Officers and Directors of Abbott, together with information as to their other business, profession, vocation, or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Abbott (SEC File No. 801-27914).

                  Credit Suisse Asset Management Limited ("CSAM U.K.") act as sub-investment adviser for the Registrant. CSAM U.K. renders investment advice and provides full-service private equity programs to clients. The list required by this Item 28 of officers and partners of CSAM U.K., together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to schedules A and D of Form ADV filed by CSAM U.K. (SEC File No. 801-40177).

Item 27.          PRINCIPAL UNDERWRITER

                  (a) CSAMSI acts as distributor for Registrant, as well as for Credit Suisse Institutional International Growth Fund; Credit Suisse Institutional Strategic Global Fixed Income Fund; Credit Suisse Institutional U.S. Core Equity Fund; Credit Suisse Institutional U.S. Core Fixed Income Fund; Warburg Pincus Balanced Fund; Warburg Pincus Capital Appreciation Fund; Warburg Pincus Cash Reserve Fund; Warburg Pincus Central & Eastern Europe Fund; Warburg Pincus Emerging Growth Fund; Warburg Pincus Emerging Markets Fund; Warburg Pincus European Equity Fund; Warburg Pincus Fixed Income Fund; Warburg Pincus Focus Fund; Warburg Pincus Global Fixed Income Fund; Warburg Pincus Global Health Sciences Fund; Warburg Pincus Global Post-Venture Capital Fund; Warburg Pincus Global Telecommunications Fund; Warburg Pincus High Yield Fund; Warburg Pincus Intermediate Maturity Government Fund; Warburg Pincus International Equity Fund; Warburg Pincus International Small Company Fund; Warburg Pincus Japan Growth Fund; Warburg Pincus Japan Small Company Fund; Warburg Pincus Long-Short Market Neutral Fund; Warburg Pincus Major Foreign Markets Fund; Warburg Pincus Municipal Bond Fund; Warburg Pincus New York Intermediate Municipal Fund; Warburg Pincus New York Tax Exempt Fund; Warburg Pincus Small Company Growth Fund; Warburg Pincus Small Company Value Fund; Warburg Pincus Trust; Warburg Pincus

Trust II; Warburg Pincus Value Fund; Warburg Pincus WorldPerks Money Market Fund and Warburg Pincus WorldPerks Tax Free Money Market Fund.

                  (b) For information relating to each director, officer or partner of CSAMSI, reference is made to Form BD (SEC File No. 8-32482) filed by CSAMSI under the Securities Exchange Act of 1934.

                  (c)      None.


Item 28.          LOCATION OF ACCOUNTS AND RECORDS

                  (1)      Credit Suisse Institutional Fund, Inc.
                           466 Lexington Avenue
                           New York, New York  10017-3147
                           (Fund's Articles of Incorporation, By-Laws and minute books)

                  (2)      Credit Suisse Asset Management, LLC
                           One Citicorp Center
                           153 East 53rd Street
                           New York, New York 10022
                           (records relating to its functions as investment adviser)

                  (3)      PFPC Inc.
                           400 Bellevue Parkway
                           Wilmington, Delaware  19809
                           (records relating to its functions as co-administrator)

                  (4)      Credit Suisse Asset Management Securities, Inc.
                           466 Lexington Avenue
                           New York, New York 10017-3147
                           (records relating to its functions as co-administrator and distributor)

                  (5)      State Street Bank and Trust Company
                           225 Franklin Street
                           Boston, Massachusetts  02110
                           (records relating to its functions as custodian, shareholder servicing agent, transfer agent and dividend disbursing agent)

                  (6)      Boston Financial Data Services, Inc.
                           2 Heritage Drive
                           North Quincy, Massachusetts 02171
                           (records relating to its functions as shareholder servicing agent, transfer agent and dividend disbursing agent)

                  (7)      Credit Suisse Asset Management Limited
                           Beaufort House
                           15 St Botolph


                                       C-9


                           London, EC3A7JJ
                           (records relating to its functions as sub-investment adviser and administrator)

                  (8)      Brown Brothers Harriman & Co.
                           40 Water Street
                           Boston, Massachusetts 02109
                           (records relating to its functions as custodian)

                  (9)      Custodian Trust Company
                           101 Carnegie Center
                           Princeton, New Jersey 08540
                           (records relating to its functions as custodian)


Item 29.          MANAGEMENT SERVICES

                  Not applicable.

Item 30.          UNDERTAKINGS

                  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 12th day of September, 2000.



                                        CREDIT SUISSE INSTITUTIONAL FUND, INC.

                                                     By:/S/EUGENE L. PODSIADLO

                                                        Eugene L. Podsiadlo
                                                        President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the date indicated:




SIGNATURE                                  TITLE                          DATE
---------                                  -----                          ----

/s/ WILLIAM W. PRIEST*             Chairman of the Board of          September 12, 2000
------------------------------     Directors
    William W. Priest


/s/ EUGENE L. PODSIADLO            President                         September 12, 2000
------------------------------
    Eugene L. Podsiadlo


/s/ MICHAEL A. PIGNATARO           Treasurer and Chief Financial     September 12, 2000
------------------------------     Officer
    Michael A. Pignataro


/s/ RICHARD H. FRANCIS*            Director                          September 12, 2000
------------------------------
    Richard H. Francis


/s/ JACK W. FRITZ*                 Director                          September 12, 2000
------------------------------
    Jack W. Fritz


/s/ JEFFREY E. GARTEN*             Director                          September 12, 2000
------------------------------
    Jeffrey E. Garten

/s/ JAMES S. PASMAN, JR.*          Director                          September 12, 2000
------------------------------
    James S. Pasman, Jr.


/s/ STEVEN N. RAPPAPORT*           Director                          September 12, 2000
------------------------------
    Steven N. Rappaport

/s/ ALEXANDER B. TROWBRIDGE*       Director                          September 12, 2000
------------------------------
    Alexander B. Trowbridge

*By: /s/ MICHAEL A. PIGNATARO
    --------------------------
    Michael A. Pignataro as Attorney-in-Fact


                                INDEX TO EXHIBITS

       EXHIBIT NO.               DESCRIPTION OF EXHIBIT
       -----------               ----------------------
        i(1)             Consent of Willkie Farr & Gallagher, counsel to the Fund.
